Execution Version FOURTH AMENDMENT FOURTH AMENDMENT, dated as of May 1, 2025 (this “Amendment”), to the CREDIT AGREEMENT, dated as of August 18, 2021 (as amended by the First Amendment, dated as of October 27, 2021, the Second Amendment, dated as of May 2, 2023, the Third Amendment, dated as of August 2, 2024, the “Existing Credit Agreement” and, as amended by this Amendment and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among BRINKER INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), the Guarantors (as defined therein) from time to time party thereto, the Banks from time to time party thereto (the “Banks”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). W I T N E S S E T H WHEREAS, the Borrower has requested that the Commitments outstanding under and as defined in the Existing Credit Agreement (the “Existing Revolving Commitments”) and the Advances outstanding under and as defined in the Existing Credit Agreement (the “Existing Revolving Loans”) be refinanced with a new revolving credit facility (the “New Revolving Facility”) by obtaining New Revolving Commitments (as defined below) and having the Existing Revolving Commitments be replaced with the New Revolving Commitments under the New Revolving Facility as provided herein; WHEREAS, each financial institution set forth under the heading “Lender” in Exhibit B hereto (each such financial institution, a “New Revolving Lender” and, collectively, the “New Revolving Lenders”) agrees, on the terms and conditions set forth herein and in the Credit Agreement, to provide New Revolving Commitments to the Borrower on the Fourth Amendment Effective Date (as defined below); WHEREAS, the Borrower, the Administrative Agent and the New Revolving Lenders (which, for the avoidance of doubt, constitute the Majority Banks under the Existing Credit Agreement and, after giving effect to the New Revolving Facility, constitute all Banks under the Credit Agreement) have agreed, upon the terms and subject to the conditions set forth herein, to give effect to the New Revolving Facility and consent to amend the Existing Credit Agreement as set forth herein; and WHEREAS, pursuant to Section 10.01 of the Existing Credit Agreement, the Borrower has requested to amend certain other provisions of the Existing Credit Agreement, and the Administrative Agent and the New Revolving Lenders have agreed, upon the terms and subject to the conditions set forth herein, to amend those certain provisions of the Existing Credit Agreement as set forth herein; NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows: SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each capitalized term used herein that is defined in the Existing Credit Agreement has the meaning assigned to such term in the Credit Agreement. The provisions of Section 1.04 and 1.05 of the Existing Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. SECTION 2. New Revolving Facility. (a) Each New Revolving Lender, by its execution of a signature page to this Amendment, agrees to provide a New Revolving Commitment to the Borrower in an amount equal to the amount set forth under the heading “Commitment” opposite such New Revolving Lender’s name in Exhibit B hereto (such commitment, its “New Revolving Commitment”). Exhibit 10.1

2 (b) From and after the Fourth Amendment Effective Date, each party hereto agrees that, for all purposes of the Credit Agreement and the other Credit Documents, (i) each New Revolving Lender shall be a Bank under the Credit Agreement, and each New Revolving Lender shall be a party to the Credit Agreement and shall have the rights and obligations of a Bank under the Credit Agreement, (ii) each New Revolving Commitment shall be a Commitment for all purposes under the Credit Agreement and the other Credit Documents and (iii) each reference in the Credit Agreement to “Commitments” and “Banks” shall be deemed a reference to the New Revolving Commitments and the New Revolving Lenders, respectively, contemplated hereby, except as the context may otherwise require. Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each Bank (as defined in the Existing Credit Agreement) in respect of such Banks’s Existing Revolving Commitments and Existing Revolving Loans to the same extent expressly set forth therein. (c) Each New Revolving Lender (i) signatory hereto as an “Issuing Bank” hereby agrees to act as an Issuing Bank pursuant to and subject to the terms and conditions set forth in the Credit Agreement and (ii) agrees, from and after the Fourth Amendment Effective Date, to purchase participations in Letters of Credit pursuant to and subject to the terms and conditions set forth in the Credit Agreement ratably in accordance with such New Revolving Lender’s New Revolving Commitment, as the same may be adjusted from time to time in accordance with the Credit Agreement (it being understood that Letters of Credit outstanding immediately prior to the Fourth Amendment Effective Date and participations therein shall be automatically reallocated ratably as set forth herein). SECTION 3. Amendments to the Credit Agreement. Effective as of the Fourth Amendment Effective Date and subject to the satisfaction of the conditions to effectiveness set forth in Section 4 below: (a) the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached as Exhibit A hereto; and (b) Schedule VIII to the Existing Credit Agreement is hereby replaced in its entirety in the form of such schedule attached hereto as Exhibit B. SECTION 4. Conditions to Effectiveness. The effectiveness of the amendments to the Credit Agreement set forth herein are each subject to the satisfaction (or waiver) of each of the following conditions (the date on which such conditions shall have been so satisfied or waived, the “Fourth Amendment Effective Date”): (a) The Administrative Agent (or its counsel) shall have received (i) a counterpart of this Amendment, executed and delivered by a Responsible Officer of the Borrower and each Guarantor, (ii) a counterpart of this Amendment, executed and delivered by the Administrative Agent and (iii) a counterpart of this Amendment, executed and delivered by each Bank and Issuing Bank. (b) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including fees, charges and disbursements of counsel and all other out of pocket fees and expenses required to be paid or reimbursed by the Borrower (which fees, charges and disbursements of counsel and such other out of pocket fees and expenses shall be limited to those for which invoices have been submitted on or prior to the Fourth Amendment Effective Date) on or prior to the Fourth Amendment Effective Date.

3 (c) The Administrative Agent shall have received: (i) a favorable opinion of (1) Gibson, Dunn & Crutcher LLP, legal counsel for each of the Borrower and the Guarantors, (2) K&L Gates LLP, Illinois counsel to the Guarantors, (3) Durrette, Arkema, Gerson & Gill PC, Virginia counsel to the Borrower and the Guarantors and (4) Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C., Tennessee counsel to the Borrower and the Guarantors, each dated the Fourth Amendment Effective Date, in form and substance reasonably acceptable to the Administrative Agent and each Bank; (ii) a certificate of the Secretary or an Assistant Secretary of the Borrower certifying (A) the Borrower’s certificate of incorporation and by-laws, (B) the names and true signatures of the officers of the Borrower authorized to sign this Amendment and any Notes and (C) that a true, correct and complete copy of the resolutions of the Borrower’s Board authorizing the transactions contemplated hereby is attached thereto and that such resolutions are in full force and effect; (iii) a certificate of the Secretary or an Assistant Secretary of each Guarantor certifying (A) each Guarantor’s certificate of incorporation and by-laws, (B) the names and true signatures of the officers of each Guarantor authorized to sign this Amendment and (C) that a true, correct and complete copy of the resolutions of each Guarantor’s Board authorizing the making and performance of this Amendment by each Guarantor is attached hereto and that such resolutions are in full force and effect; (iv) certificates, telecopy confirmation or electronic transmission, in each case, as of a date reasonably close to the date hereof from the Secretary of State of the state of incorporation of each of the Borrower and the Guarantors as to the existence and good standing of the Borrower and the Guarantors, as applicable; and (v) a certificate, dated the Fourth Amendment Effective Date and signed by a Financial Officer, confirming compliance with the conditions set forth in paragraph (e) of this Section 4. (d) No event or events which have or would reasonably be expected to have a Material Adverse Effect shall have occurred since June 26, 2024. (e) (i) The representations and warranties contained in Article V of the Credit Agreement shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date before and after giving effect to this Amendment, as though made on and as of such date, except to the extent that such representations and warranties refer to an earlier date, in which case they are true and correct in all material respects on and as of such earlier date and (ii) no Default or Event of Default shall have occurred and be continuing on the Fourth Amendment Effective Date or after giving effect to this Amendment. (f) (i) The Borrower shall have delivered, at least five (5) days prior to the Fourth Amendment Effective Date, all documentation and other information regarding the Borrower requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, to the extent requested in writing of the Borrower by the Administrative Agent or any Bank at least ten (10) days prior to the Fourth Amendment Effective Date and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five (5) days prior to the Fourth Amendment Effective Date, any Bank that has requested, in a written notice to the Borrower at least ten (10) days prior to the Fourth Amendment Effective Date, a certification regarding

4 beneficial ownership or control as required by the Beneficial Ownership Regulation in relation to the Borrower shall have received such certification. SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent that, as of the Fourth Amendment Effective Date: (a) The representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the Fourth Amendment Effective Date before and after giving effect to this Amendment, as though made on and as of such date, except to the extent that such representations and warranties refer to an earlier date, in which case they are true and correct in all material respects on and as of such earlier date. (b) No Default or Event of Default shall have occurred and be continuing on the Fourth Amendment Effective Date or after giving effect to this Amendment. SECTION 6. Payment of Fees and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable and invoiced fees, charges and disbursements of counsel, as set forth in Section 10.04 of the Credit Agreement. SECTION 7. Continuing Effect. (a) Except as expressly provided herein, no term or provision of the Existing Credit Agreement or any other Credit Document shall be amended, modified or supplemented, and each term and provision of the Existing Credit Agreement and each other Credit Document shall remain in full force and effect and is hereby ratified and confirmed in all respects, in each case as amended by this Amendment. The amendments provided for herein are limited to the specific subsections of the Existing Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Banks’ willingness to consent to any action requiring consent under any other provisions of the Existing Credit Agreement or any other Credit Document or the same subsection for any other date or time period. Upon the effectiveness of the amendments set forth herein, on and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby on the Fourth Amendment Effective Date. (b) This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or any other Credit Document or discharge or release the Lien or priority of any Collateral Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement, the Collateral Documents or the other Credit Documents or a novation of the Credit Agreement or any other Credit Document. The obligations outstanding under or of the Credit Agreement and instruments securing the same shall remain in full force and effect, except to any extent expressly modified hereby. The Credit Documents, and the obligations of the Borrower and the Guarantors under the Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Credit Document from any of its obligations and liabilities as a borrower, guarantor, grantor or pledgor under any of the Credit Documents.

5 (c) The Borrower and each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents, (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Documents, (iv) agrees that the Collateral Documents continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (v) confirms its grant of security interests pursuant to the Collateral Documents to which it is a party as Collateral for the Obligations, and (vi) acknowledges that all Liens granted (or purported to be granted) pursuant to the Collateral Documents remain and continue in full force and effect in respect of, and to secure, the Obligations. Each Guarantor hereby reaffirms its obligations under Article IV of the Credit Agreement and agrees that its obligation to guarantee the Obligations is in full force and effect as of the date hereof. (d) This Amendment shall constitute a Credit Document. SECTION 8. Amendments; Execution in Counterparts. This Amendment, or any of the terms hereof, may not be amended, supplemented or modified, nor may any provision hereof be waived, except pursuant to a writing signed by the Borrower and the Administrative Agent. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. For the avoidance of doubt, the provisions of Section 10.19 of the Credit Agreement shall apply to this Amendment mutatis mutandis. SECTION 9. Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. The governing law, jurisdiction and service of process provisions of Section 10.07 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis. (b) The waiver of jury trial provision of Section 10.18 of the Credit Agreement is hereby incorporated by reference, mutatis mutandis. [Remainder of page intentionally left blank]

[Signature Page to Brinker Fourth Amendment] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written. BORROWER: BRINKER INTERNATIONAL, INC. By: _______________________________ Name: Mika Ware Title: Executive Vice President and Chief Financial Officer GUARANTORS: BRINKER RESTAURANT CORPORATION BRINKER FLORIDA, INC. BRINKER TEXAS, INC. BRINKER ARKANSAS, INC. BRINKER GEORGIA, INC. BRINKER LOUISIANA, INC. BRINKER NORTH CAROLINA, INC. BRINKER OKLAHOMA, INC. BRINKER SERVICES CORPORATION MAGGIANO’S HOLDING CORPORATION MAGGIANO’S TEXAS, INC. PEPPER DINING, INC. BRINKER PROPERTY CORPORATION BRINKER PROPCO FLORIDA, INC. CHILI’S, INC. MAGGIANO’S, INC. By:__________________________ Name: Daniel Fuller Title: Vice President, Treasurer and Assistant Secretary Docusign Envelope ID: 27298721-F406-4879-AD4E-DA49433F6587

2 [Signature Page to Brinker Fourth Amendment] BRINKER INTERNATIONAL PAYROLL COMPANY, L.P. By: BIPC Management, LLC, its General Partner, as Guarantor By:__________________________ Name: Mika Ware Title: Executive Vice President and Chief Financial Officer BRINKER PENN TRUST A Pennsylvania business trust, as Guarantor By:__________________________ Name: Daniel Fuller Title: Trustee Docusign Envelope ID: 27298721-F406-4879-AD4E-DA49433F6587

[Signature Page to Brinker Fourth Amendment] JPMORGAN CHASE BANK, N.A., as Administrative Agent, Bank and Issuing Bank By: Name: Bam Fakorede Title: Vice President

[Signature Page to Brinker Fourth Amendment] Bank of America, N.A., as a Bank and Issuing Bank By: Name: John Dorost Title: Director

[Signature Page to Brinker Fourth Amendment] TRUIST BANK, as a Bank and Issuing Bank By: Name: Steve Curran Title: Director

U.S. Bank National Association, as a Bank and Issuing Bank me Title: Assistant Vice President [Signature Page to Brinker Fourth Amendment]

[Signature Page to Brinker Fourth Amendment] COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Bank By: Name: Joseph Mayes Title: Executive Director By: Name: Kody Moran Title: Vice President Docusign Envelope ID: 67E05DA5-8107-4DBF-9103-484472B90684

Exhibit A Credit Agreement [Attached]

Execution Version Exhibit A CREDIT AGREEMENT dated as of August 18, 2021 as amended by the First Amendment, dated as of October 27, 2021, the Second Amendment, dated as of May 2, 2023, the Third Amendment, dated as of August 2, 2024 and as further amended by the SecondFourth Amendment, dated as of May 21, 20232025 by and among BRINKER INTERNATIONAL, INC., as Borrower, The Guarantors Party Hereto, The Banks Party Hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent ______________________________________________ JPMORGAN CHASE BANK, N.A., BOFA SECURITIES, INC., WELLS FARGO SECURITIES, LLC, TRUIST SECURITIES INC. and U.S. BANK and MUFG BANK, LTD.NATIONAL ASSOCIATION as Joint Lead Arrangers and Bookrunners BANK OF AMERICA, N.A., WELLS FARGO BANK, NATIONAL ASSOCIATION, TRUIST BANK and MUFGU.S. BANK, LTD. NATIONAL ASSOCIATION as Syndication Agents COÖPERATIEVE RABOBANK U.SA. BANK NATIONAL ASSOCIATION, NEW YORK BRANCH, as Documentation Agent

-i- TABLE OF CONTENTS Page ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS 2 Section 1.01. Certain Defined Terms 2 Section 1.02. Computation of Time Periods 3839 Section 1.03. Accounting Terms 3839 Section 1.04. Miscellaneous 3940 Section 1.05. Other Interpretive Provisions 3940 Section 1.06. Interest Rates; Benchmark Notification 4041 Section 1.07. Letter of Credit Amounts 4041 Section 1.08. Divisions 4142 Section 1.09. MIRE Events 4142 ARTICLE II. AMOUNTS AND TERMS OF THE ADVANCES AND LETTERS OF CREDIT 4142 Section 2.01. The Advances 4142 Section 2.02. Requests for Advances 4142 Section 2.03. Borrowings; Advances; Termination of Term Benchmark Advances 4243 Section 2.04. Conversions and Continuations of Borrowings 45 Section 2.05. Termination and Reduction of the Commitments; Mandatory Prepayments 4647 Section 2.06. Repayment and Prepayment of Advances; Notes 47 Section 2.07. Interest on Advances 4849 Section 2.08. Interest Rate Determination 4849 Section 2.09. Fees 4849 Section 2.10. Payments; Computations; Interest on Overdue Amounts; Retroactive Adjustments of Applicable Rate 4950 Section 2.11. Consequential Losses on Term Benchmark Advances 51 Section 2.12. Increased Costs 5152 Section 2.13. Replacement of Banks 52 Section 2.14. Illegality; Alternate Rate of Interest 5253 Section 2.15. Taxes 56 Section 2.16. Payments Pro Rata 5859 Section 2.17. Increase in Commitments; Incremental Term Facilities 5960 Section 2.18. Defaulting Banks 6263 Section 2.19. Letters of Credit 6566 ARTICLE III. CONDITIONS 7071 Section 3.01. Conditions Precedent to Effectiveness 7071 Section 3.02. Conditions Precedent to Each Credit Event 7273 Section 3.03. Administrative Agent 7374

-ii- ARTICLE IV. GUARANTY 7374 Section 4.01. Guaranty 7374 Section 4.02. Payment 7475 Section 4.03. Waiver 7475 Section 4.04. Acknowledgments and Representations 7475 Section 4.05. Subordination 7475 Section 4.06. Guaranty Absolute 7576 Section 4.07. No Waiver; Remedies 7576 Section 4.08. Continuing Guaranty 7576 Section 4.09. Limitation 7576 Section 4.10. Effect of Bankruptcy 7677 Section 4.11. Keepwell 7677 ARTICLE V. REPRESENTATIONS AND WARRANTIES 7677 Section 5.01. Corporate Existence 7677 Section 5.02. Corporate Power 7778 Section 5.03. Enforceable Obligations 7778 Section 5.04. Financial Statements 7778 Section 5.05. Litigation 78 Section 5.06. Margin Stock; Use of Proceeds 7879 Section 5.07. Investment Company Act 7879 Section 5.08. ERISA 7879 Section 5.09. Taxes 7879 Section 5.10. Environmental Condition 7879 Section 5.11. Ownership of the Guarantors 79 Section 5.12. Solvency 7980 Section 5.13. Disclosure 7980 Section 5.14. Anti-Corruption Laws and Sanctions 7980 Section 5.15. Affected Financial Institution 7980 Section 5.16. Use of Plan Assets 7980 Section 5.17. Beneficial Ownership Certificate 7980 Section 5.18. Covered Entities 7980 Section 5.19. Properties 8081 Section 5.20. Outbound Investment Rules 81 ARTICLE VI. AFFIRMATIVE COVENANTS 8081 Section 6.01. Compliance with Laws, Etc 8081 Section 6.02. Reporting Requirements 8081 Section 6.03. Use of Proceeds 8384 Section 6.04. Maintenance of Insurance 8384 Section 6.05. Preservation of Corporate Existence, Etc 8385 Section 6.06. Payment of Taxes, Etc 8485 Section 6.07. Visitation Rights 8485

-iii- Section 6.08. Compliance with ERISA and the Code 8485 Section 6.09. Additional Material Subsidiaries 8485 Section 6.10. Further Assurances 8586 Section 6.11. Covenant to Guarantee and Give Security 8586 Section 6.12. After Acquired Property 8687 Section 6.13. Maintenance of Properties 8889 Section 6.14. Post-Closing Matters 8890 ARTICLE VII. NEGATIVE COVENANTS 8990 Section 7.01. Financial Covenant 8990 Section 7.02. Negative Pledge 8990 Section 7.03. Merger, Sale of Assets and Sale-Leasebacks 8990 Section 7.04. Agreements to Restrict Dividends, Certain Transfers and Liens 9091 Section 7.05. Transactions with Affiliates 9192 Section 7.06. Change of Business 9192 Section 7.07. Limitation on Advances and Investments 9192 Section 7.08. Accounting Practices 9293 Section 7.09. Debt 9293 Section 7.10. Restricted Payments 9394 Section 7.11. Outbound Investment Rules 94 ARTICLE VIII. DEFAULTS 9495 Section 8.01. Defaults 9495 Section 8.02. Application of Funds 9697 ARTICLE IX. THE ADMINISTRATIVE AGENT 9899 Section 9.01. Authorization and Action 9899 Section 9.02. Administrative Agent’s Reliance, Etc 99100 Section 9.03. Knowledge of Defaults 99100 Section 9.04. Rights of the Administrative Agent as a Bank and an Issuing Bank 100101 Section 9.05. Bank Credit Decision 100101 Section 9.06. Successor Administrative Agent 101102 Section 9.07. Joint Lead Arrangers and Bookrunners, Syndication Agents and Documentation Agents 101103 Section 9.08. INDEMNIFICATION 101103 Section 9.09. Collateral Matters 102104 Section 9.10. Certain ERISA Matters 103104 Section 9.11. Secured Cash Management Agreements, Secured Hedge Agreements, and the Secured Bilateral Letters of Credit 104105 Section 9.12. Erroneous Payments 104106 Section 9.13. Borrower Communications. 107 ARTICLE X. MISCELLANEOUS 106108 Section 10.01. Amendments, Etc 106108

-iv- Section 10.02. Notices, Etc 107110 Section 10.03. No Waiver; Remedies 107111 Section 10.04. Costs, Expenses and Taxes; Limitation of Liability; Indemnity 108111 Section 10.05. Right of Set-off 109113 Section 10.06. Bank Assignments and Participations 110114 Section 10.07. Governing Law; Jurisdiction; Consent to Service of Process 113117 Section 10.08. Interest Rate Limitation 113117 Section 10.09. Execution in Counterparts 114118 Section 10.10. Survival of Agreements, Representations and Warranties, Etc 114118 Section 10.11. The Borrower’s Right to Apply Deposits 114118 Section 10.12. Confidentiality 114118 Section 10.13. Binding Effect 115119 Section 10.14. Entire Agreement 116120 Section 10.15. USA PATRIOT ACT 116120 Section 10.16. No Fiduciary Relationship 116120 Section 10.17. Severability 116120 Section 10.18. Waiver of Jury Trial 117121 Section 10.19. Electronic Execution 117121 Section 10.20. Acknowledgement and Consent to Bail-In of Affected Financial Institutions 118122 Section 10.21. Acknowledgement Regarding Any Supported QFCs 118123

-v- EXHIBITS Exhibit A Form of Note Exhibit B Form of Notice of Borrowing[Reserved] Exhibit C Form of Assignment Exhibit D [Reserved] Exhibit E Form of U.S. Tax Compliance Certificate Exhibit F Form of Notice of Prepayment[Reserved] SCHEDULES: Schedule I - Banks and Administrative Agent’s Offices; Certain Addresses for Notices[Reserved] Schedule II - Borrower and Guarantors Addresses[Reserved] Schedule III - Permitted Liens Schedule IV - Agreements Restricting Dividends, Certain Transfers and Liens Schedule V - GAAP Exceptions Schedule VI - Investments Schedule VII - Permitted Debt Schedule VIII - Commitments Schedule IX - Existing Letters of Credit Schedule X - Post-Closing Matters

CREDIT AGREEMENT CREDIT AGREEMENT (this “Agreement”), dated as of August 18, 2021 (as amended by the First Amendment, dated as of October 27, 2021 and, the Second Amendment, dated as of May 2, 2023, the Third Amendment, dated as of August 2, 2024 and the Fourth Amendment, dated as of May 1, 2025), by and among BRINKER INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), BRINKER RESTAURANT CORPORATION, a Virginia corporation (“Brinker Restaurant”), BRINKER FLORIDA, INC., a Virginia corporation (“Brinker Florida”), BRINKER TEXAS, INC., a Virginia corporation (“Brinker Texas”), BRINKER INTERNATIONAL PAYROLL COMPANY, L.P., a Delaware limited partnership (“Brinker Payroll”), BRINKER ARKANSAS, INC., a Virginia corporation (“Brinker Arkansas”), BRINKER GEORGIA, INC., a Virginia corporation (“Brinker Georgia”), BRINKER LOUISIANA, INC., a Virginia corporation (“Brinker Louisiana”), BRINKER NORTH CAROLINA, INC., a Virginia corporation (“Brinker North Carolina”), BRINKER OKLAHOMA, INC., a Virginia corporation (“Brinker Oklahoma”), BRINKER SERVICES CORPORATION, a Virginia corporation (“Brinker Services”), MAGGIANO’S HOLDING CORPORATION, a Virginia corporation (“Maggiano’s Holding”), MAGGIANO’S TEXAS, INC., a Virginia corporation (“Maggiano’s Texas”), PEPPER DINING, INC., a Virginia corporation (“Pepper Dining”), BRINKER PROPERTY CORPORATION, a Delaware corporation (“Brinker Property”), BRINKER PROPCO FLORIDA, INC. (“Brinker Propco Florida”), a Delaware corporation, CHILI’S, INC. (“Chili’s”), a Tennessee corporation, MAGGIANO’S, INC. (“Maggiano’s”), an Illinois corporation and each other Subsidiary that has executed a signature page to this Agreement as a Guarantor (together with Brinker Restaurant, Brinker Florida, Brinker Texas, Brinker Payroll, Brinker Arkansas, Brinker Georgia, Brinker Louisiana, Brinker North Carolina, Brinker Oklahoma, Brinker Services, Maggiano’s Holding, Maggiono’s Texas, Pepper Dining, Brinker Property, Brinker Propco Florida, Chili’s, Maggiano’s and all other Subsidiaries that are party hereto as guarantors or any Subsidiary that hereafter becomes a guarantor pursuant to Section 6.09, individually, a “Guarantor” and collectively, the “Guarantors”), the Banks party hereto, and JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent (in such capacity, the “Administrative Agent”) for the Banks hereunder. RECITALS WHEREAS, the Borrower, Brinker Restaurant, as guarantor, the banks party thereto (the “Existing Banks”) and Bank of America, as administrative agent, entered into that certain Credit Agreement dated as of March 12, 2015 and amended on November 13, 2015, September 13, 2016, April 30, 2018, December 5, 2019, March 31, 2020, May 6, 2020 and July 23, 2020 (the “Existing Credit Agreement”), pursuant to which the Existing Banks have made available to the Borrower a revolving credit facility; WHEREAS, the Borrower has requested that the Existing Credit Agreement be replaced and refinanced in full with this Agreement, and the Banks and the Administrative Agent are willing to enter into this Agreement on the terms and subject to the conditions set forth herein; 1

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS Section 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined): “2023 Notes Indenture” means, collectively, the Indenture dated as of April 30, 2013 between the Borrower and Wilmington Trust, National Association, as Trustee, as supplemented by the First Supplemental Indenture dated as of May 15, 2013 and the Second Supplemental Indenture dated as of May 15, 2013, and the notes issued thereunder. “20242030 Notes Indenture” means, collectively, the Senior Notes Indenture dated as of September 23, 2016 amongJune 27, 2023 between the Borrower, the guarantors party thereto and U.S. Bank Trust Company, National Association, as Trustee, and the notes issued thereunder. “Accession Agreement” has the meaning specified in Section 2.17. “Adjusted Daily Simple SOFR” means an interest rate per annum equal to (a) the Daily Simple SOFR, plus (b) 0.10%; provided that if the Adjusted Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Adjusted Term SOFR Rate” means, for any Interest Period, an interest rate per annum equal to (a) the Term SOFR Rate for such Interest Period, plus (b) 0.10%; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Administrative Agent” has the meaning specified in the introduction hereto. “Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule I, or such other address or account as the Administrative Agent may from time to time notifyseparately provided to the Borrower and the Banks. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent to the Borrower or any Bank, as the context requires. “Advance” means an advance made by a Bank to the Borrower pursuant to Article II. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. 2

“Affiliate” means any Person that, directly or indirectly, controls, or is controlled by or under common control with, another Person. For the purposes of this definition, the terms “control”, “controlled by” and “under common control with”, as used with respect to any Person, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. Without limiting the generality of the foregoing, a Subsidiary of a Person is an Affiliate of that Person. “Aggregate Commitments” means the Commitments of all the Banks. The Aggregate Commitments as of the Effective Date are $800,000,000. The Aggregate Commitments as of the Second Amendment Effective Date is $900,000,000. The Aggregate Commitments as of the Fourth Amendment Effective Date are $1,000,000,000. “Agreement” has the meaning specified in the introduction hereto. “Ancillary Document” has the meaning assigned to it in Section 10.19. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or the Subsidiaries from time to time concerning or relating to bribery, money laundering or corruption. “Applicable Law” means, as to any Person, all applicable Laws binding upon such Person or to which such a Person is subject. “Applicable Lending Office” means, as to any Bank, the office or offices of such Bank described as such in such Bank’s Administrative Questionnaire, or such other office or offices as a Bank may from time to time notify the Borrower and the Administrative Agent, which office may include any Affiliate of such Bank or any domestic or foreign branch of such Bank or such Affiliate. Unless the context otherwise requires each reference to a Bank shall include its Applicable Lending Office. “Applicable Percentage” means, with respect to any Bank at any time, the percentage (carried out to the ninth decimal place) of the Commitments represented by such Bank’s Commitment at such time. If the Commitment of each Bank to make Advances have been terminated pursuant to Section 8.01, or if the Commitments have expired, then the Applicable Percentage of each Bank in respect of the Commitments shall be determined based on the Applicable Percentage of such Bank in respect of the Commitments most recently in effect, giving effect to any subsequent assignments and to any Bank’s status as a Defaulting Bank at the time of determination. The initial Applicable Percentage of each Bank in respect of the Commitments is set forth opposite the name of such Bank’s name on Schedule VIII or in the Assignment pursuant to which such Bank becomes a party hereto, as applicable. “Applicable Rate” means, for any day, the applicable rate per annum set forth below under the caption “Term Benchmark Spread”, “Base Rate Spread” or “Unused Fee Rate”, as the case may be, determined by reference to the Debt to Cash Flow Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(e): 3

4 < 1.00:1.00 Level 23 Unused Fee Rate (bps per annum) ≥ 2.00: 1.00, but < 3.00:1.00 20.0 25.0 175.0 125.0 75.0 Term Benchmark Spread (bps per annum) 25.0 Level 34 ≥ 3.00: 1.00, but < 4.00:1.00 30.0 Base Rate Spread (bps per annum) 200.0 Level 12 100.0 ≥ 1.00: 1.00, but < 2.00:1.00 Level 4 ≥ 4.00: 1.00 25.0 35.0 Debt to Cash Flow Ratio 225.0 150.0 125.0 Level 1 (a) Any increase or decrease in the Applicable Rate resulting from a change in the Debt to Cash Flow Ratio shall become effective as of the firstthird Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(e); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section 6.02(e), then, upon the request of the Majority Banks, Pricing Level 4 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the date on which such Compliance Certificate is delivered. (b) Notwithstanding anything to the contrary herein, (i) as of the Fourth Amendment Effective Date, the Applicable Rate shall be based upon Pricing Level 2 and shall continue to be based upon Pricing Level 2 until the firstthird Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(e) for the fiscal year ended June 3025, 20212025 and (ii) thereafter the Applicable Rate shall be based upon the Pricing Level as set forth in the table above. “Approved Borrower Portal” has the meaning assigned to it in Section 9.13(a). “Assignment” means an assignment and acceptance entered into by a Bank and an assignee, and accepted by the Administrative Agent, in substantially the form of the attached Exhibit C. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (f) of Section 2.14. 50.0

“Availability Period” means the period of time commencing on the Effective Date and ending on the Termination Date. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank-Related Person” has the meaning assigned to it in Section 10.04(b). “Banks” means the Persons with a Commitment or an outstanding Advance as of the Effective Date and each other Person that shall have become a party hereto as a “Bank” pursuant to an Assignment or an Accession Agreement, other than any such Person that shall have ceased to be a party hereto pursuant to an Assignment. Unless the context otherwise requires, the term “Banks” includes the Issuing Banks. “Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the Adjusted Term SOFR Rate for a one month Interest Period as published two U.S. Government Securities Business Days prior to such day (or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day) plus 1%; provided that for the purpose of this definition, the Adjusted Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m. Chicago time on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology). Any change in the Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate, respectively. If the Base Rate is being used as an alternate rate of interest pursuant to Section 2.14 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.14(c)), then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Base Rate as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement. “Base Rate Advance” means an Advance which bears interest as provided in Section 2.07(a)(i). “Base Rate Borrowing” means a Borrowing comprised of Base Rate Advances. 5

“Benchmark” means, initially, with respect to any Term Benchmark Advance, the Term SOFR Rate; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the Term SOFR Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (c) or clause (d) of Section 2.14. “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (1) the Adjusted Daily Simple SOFR; and (2) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities at such time in the United States and (b) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Credit Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement and/or any Term Benchmark Advances, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or 6 operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Credit Documents). “Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if such Benchmark (or component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to 7 provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 2.14 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 2.14. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include “plan assets,” as defined by Section 3(42) of ERISA, of any such “employee benefit plan” or “plan”. 8

“Board” means, as to any Person, the Board of Directors of the Person or the Executive Committee thereof. “Borrower” has the meaning specified in the introduction hereto. “Borrower Materials” has the meaning specified in Section 6.02. “Borrowing” means a borrowing consisting of simultaneous Advances of the same Type made to the Borrower by each of the Banks pursuant to Section 2.01. “Brinker Florida” has the meaning specified in the introduction hereto. “Brinker Payroll” has the meaning specified in the introduction hereto. “Brinker Restaurant” has the meaning specified in the introduction hereto. “Brinker Texas” has the meaning specified in the introduction hereto. “Business Day” means, any day (other than a Saturday or a Sunday) on which banks are open for business in New York City; provided that, in addition to the foregoing, a Business Day shall be any such day that is only a U.S. Government Securities Business Day in relation to LoansAdvances referencing the Adjusted Term SOFR Rate and any interest rate settings, fundings, disbursements, settlements or payments of any such Loans referencing the Adjusted Term SOFR Rate or any other dealings of such LoansAdvances referencing the Adjusted Term SOFR Rate, any such day that is only a U.S. Government Securities Business Day. “Capitalized Lease Obligations” means, with respect to any Person for any period of determination, the amount of the obligations of such Persons to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases or financing leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. For the avoidance of doubt, Capitalized Lease Obligations shall not include operating leases. “Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements. “Cash Management Bank” means any Person that either (a) at the time it enters into a Cash Management Agreement, is the Administrative Agent, an Affiliate of the Administrative Agent, a Bank or an Affiliate of a Bank or (b) is a party to a Cash Management Agreement at the time it (or its applicable Affiliate) becomes a Bank (either on the Effective Date, prior to, or thereafter as an Eligible Assignee), or (c) prior to the time such Person became a Bank, an Affiliate of a Bank, Administrative Agent or an Affiliate thereof, such Person entered into a Cash Management Agreement that was in effect on the Effective Date, in each case in its capacity as a party to such Cash Management Agreement. 9

“Change in Law” means the occurrence, after the Effective Date, of any introduction of or any change in or in the interpretation, application or applicability of any law, regulation, guideline or request from any central bank or other governmental authority (whether or not having the force of law); provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented. “CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator). “Code” means, as appropriate, the Internal Revenue Code of 1986. “Collateral” means (a) all accounts (as defined in the UCC); (b) all inventory (as defined in the UCC) and all restaurant supplies; (c) all Intellectual Property; (d) all Pledged Equity; (e) all Pledged Debt; (f) all other assets and personal property that is or is intended under the terms of the Collateral Documents to be subject to Liens in favor of the Administrative Agent for the benefit of the Secured Parties; (g) all books and records relating to any of the foregoing (including, to the extent relating to the foregoing, customer data, credit files, ledgers, computer programs, printouts, and other computer materials and records (and all media on which such data, files, programs, materials and records are or may be stored)); (h) all proceeds, products and replacements of, accessions to, and substitutions for, any of the foregoing, including without limitation proceeds of insurance policies, to the extent related to a loss related to the foregoing; and (i) Mortgaged Property. In no event shall “Collateral” include any of the Excluded Assets. 10

“Collateral Documents” means, collectively, the Security Agreement, the Pledge Agreement, each Mortgage, each of the collateral assignments, security agreement supplements, pledge agreement supplements, security agreements, pledge agreements or other similar agreements delivered to the Administrative Agent pursuant to Section 6.10, 6.11 or 6.12 and each of the other agreements, instruments or documents, and all amendments, restatements, modifications or supplements thereof or thereto, by or between any one or more of any Loan Party that, now or hereafter, creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties, and all financing statements (or comparable documents now or hereafter filed in accordance with the UCC or comparable law) and Intellectual Property Security Agreements against any such Person as debtor in favor of any the Administrative Agent or a Bank for the benefit of the Administrative Agent, the Banks and the other Secured Parties, as secured party, as any of the foregoing may be amended, restated and/or modified from time to time. “Commitment” means, at any time, whether used or unused, the obligation of each Bank to make Advances and participate in Letters of Credit in an aggregate amount up to and including the amount set forth opposite such Bank’s name on Schedule VIII hereto under the caption “Commitments” or in an Assignment, as such amount may be terminated, reduced or increased pursuant to Section 2.05, Section 2.17, Section 8.01 or Section 10.06. “Commitment Increase” has the meaning specified in Section 2.17(a). “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Compliance Certificate” has the meaning specified in Section 6.02(e). “Confidential Information” has the meaning specified in Section 10.12. “Consolidated” refers to the consolidation of the accounts of any Person and its Subsidiaries in accordance with GAAP. “Controlled Group” means any group of organizations within the meaning of Section 414(b), (c), (m), or (o) of the Code of which the Borrower or its Subsidiaries is a member. “Convertible Notes Transaction” means any issuance, incurrence or sale (as applicable) by the Borrower or any of its Subsidiaries of any Debt for borrowed money that is or by its terms may be convertible or exchangeable into or for Equity Interests (other than Disqualified Equity Interests) of the Borrower or any Subsidiary thereof or into or for any combination of cash and Equity Interests (other than Disqualified Equity Interests) of the Borrower or any Subsidiary thereof. “Corporate Franchise” means the right or privilege granted by the state or government to the Person forming a corporation, and their successors, to exist and do business as a corporation and to exercise the rights and powers incidental to that form of organization or necessarily implied in the grant. 11

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Covered Entity” has the meaning specified in Section 10.21(b). “Credit Documents” means this Agreement, including schedules and exhibits hereto, the Notes, the Collateral Documents, and each other agreement, instrument or document executed by the Borrower or any Guarantor at any time in connection with this Agreement and any amendments, modifications or supplements hereto or to any other Credit Document or waivers hereof or to any other Credit Document. “Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day, “SOFR Determination Date”) that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. If by 5:00 p.m. (New York City time) on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Date, SOFR in respect of such SOFR Determination Date has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Date will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website. If Daily Simple SOFR as so determined pursuant to the foregoing would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Debt” means, in the case of any Person, without duplication, (i) indebtedness of such Person for borrowed money, (ii) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments (other than any customary trade or other accounts payable in the ordinary course of business evidenced by an instrument and, in each case, to the extent not past due for more than 90 days after the date on which such trade or other account payable was created, unless being properly contested in good faith), (iii) Capitalized Lease Obligations (iv) Disqualified Equity Interests and (v) obligations of such Person under or relating to letters of credit or guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) of this definition. For the purposes of this Agreement, the term Debt shall not include any obligation of the Borrower or a Guarantor incurred by entering into, or by guaranteeing, any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, foreign exchange transaction, currency swap or option or any similar transaction. “Debt to Cash Flow Ratio” means the ratio of (i) (x) Debt of the Borrower, on a Consolidated basis (which, for the avoidance of doubt, shall not include rent expense), as of such 12 date of determination, minus (y) unrestricted cash and Liquid Investments of the Borrower, on a Consolidated basis, as of such date of determination in an amount not to exceed $150,000,000 to (ii) EBITDA of the Borrower, on a Consolidated basis, for the immediately preceding twelve-month period. “Default” has the meaning specified in Section 8.01. “Defaulting Bank” means, subject to Section 2.18(b), any Bank that, as determined by the Administrative Agent, (a) has failed to perform any of its funding obligations hereunder, including (i) in respect of its Advances or (ii) in respect of its participations in Letters of Credit, within three Business Days of the date required to be funded by it hereunder unless, in the case of clause (i) above, such Bank notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Bank’s reasonable determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, (b) has notified the Borrower, the Administrative Agent or any Bank that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by the Administrative Agent, to confirm in a manner satisfactory to the Administrative Agent that it will comply with its funding obligations (unless such writing or public statement relates to such Bank’s obligation to fund an Advance hereunder and states that such position is based on such Bank’s reasonable determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied) (provided that such Bank shall cease to be a Defaulting Bank pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, (iii) or taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or (iv) become the subject of a Bail-In Action; provided that a Bank shall not be a Defaulting Bank solely by virtue of the ownership or acquisition of any equity interest in that Bank or any direct or indirect parent company thereof by a governmental authority. “Default Rate” has the meaning specified in Section 2.10(e). “Designated Bank” means any Bank that provides written notice to the Administrative Agent of its desire to be a “Designated Bank” so long as such Bank remains a Bank hereunder until such Bank notifies the Administrative Agent in writing of its desire to no longer be a “Designated Bank.” “Disqualified Equity Interests” means any Equity Interest that, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Equity Interests not constituting Disqualified Equity Interests), 13 pursuant to sinking fund obligations or otherwise, (b) is redeemable at the option of the holder thereof (other than solely for Equity Interests not constituting Disqualified Equity Interests) in whole or in part, (c) provides for the scheduled payments of dividends in cash or (d) is or becomes convertible into or exchangeable for Debt or any other Equity Interests that would constitute Disqualified Equity Interests; provided that if such Equity Interests are issued pursuant to a plan for the benefit of the Borrower or its Subsidiaries or by any such plan to the directors, officers or employees of the Borrower or a Subsidiary thereof, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by the Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, retirement, severance, death or disability. “Dollar” and “$” mean lawful money of the United States. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States. “EBITDA” means, for any period, the Consolidated earnings of a Person during such period from continuing operations, exclusive of (i) gains on sales of assets not in the ordinary course of business (to the extent such gains are included in earnings from continuing operations), (ii) any non-recurring, non-cash charges or losses not in the ordinary course of business (to the extent such charges or losses are included in earnings from continuing operations), (iii) any non-cash expenses for such period resulting from the grant of stock options or other equity-based incentives to any director, officer or employee of the Borrower or any Subsidiary pursuant to a written plan or agreement approved by the Board of the Borrower (to the extent such expenses are included in earnings from continuing operations) and (iv) extraordinary items, as determined under GAAP, but without deducting federal, state, foreign and local income taxes, Interest Expense, depreciation and amortization; provided, however, any items (including, without limitations, any and all costs, expenses and losses) related to the Coronavirus (also known as COVID-19) pandemic shall not in any event constitute an extraordinary item or a non-recurring non-ordinary course item for purposes of this definition. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the date on which the conditions set forth in Section 3.01 and Section 3.02 shall have been satisfied (or waived in accordance with Section 10.01). 14

“Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Eligible Assignee” means (i) a Bank or any Affiliate of any Bank; (ii) a commercial bank or financial institution, in each case with an office in the United States of America acceptable to the Administrative Agent and, unless a Default has occurred and is continuing, the Borrower (such acceptance not to be unreasonably withheld and provided that the Borrower shall be deemed to have provided such acceptance unless it shall specify otherwise in a written notice to the Administrative Agent within five (5) Business Days after having received written notice of the proposed assignment from the Administrative Agent) and (iii) a finance company, insurance company or other financial institution (not already covered by clause (ii) of this definition) or fund (whether a corporation, partnership or other entity) which is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business, and having total assets in excess of $1,000,000,000, or any other Person, and in the case of each such Person in this clause (iii), acceptable to the Administrative Agent and, unless a Default has occurred and is continuing, the Borrower (provided that the Borrower shall be deemed to have provided such acceptance unless it shall specify otherwise in a written notice to the Administrative Agent within five (5) Business Days after having received written notice of the proposed assignment from the Administrative Agent). Notwithstanding anything to the contrary contained herein, neither a Defaulting Bank, nor the Borrower or any Guarantor or any Affiliate of either thereof shall constitute an Eligible Assignee. “Environment” has the meaning set forth in 42 U.S.C. §9601(8) (without giving effect to those provisions of the definition imposing limitation to the United States of America) or as otherwise defined under any applicable Environmental Protection Statute. “Environmental Protection Statute” means any local, state or federal law, statute, regulation, order, consent decree or other Governmental Requirement, domestic or foreign, arising from or in connection with or relating to the protection or regulation of the Environment or natural resources, or to the extent relating to exposure to Hazardous Substances or Hazardous Wastes, including, without limitation, those laws, statutes, regulations, orders, decrees and other Governmental Requirements relating to the disposal, cleanup, production, storing, refining, handling, transferring, processing or transporting of Hazardous Waste, Hazardous Substances or any pollutant or contaminant, wherever located. “Equal and Ratable Assets” means, collectively, (a) any Principal Property and (b) any shares of Capital Stock or Debt issued by any Restricted Subsidiary (which capitalized terms, for purposes of this definition, shall mean and refer to the defined terms included in the 2023 Notes Indenture and the 2024 Notes Indenture as in effect on the Effective Date). “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), 15 and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination; provided, that any Debt issued in connection with a Convertible Notes Transaction shall not constitute Equity Interests of any Person prior to the time such Debt is converted in accordance with its terms to shares of capital stock (or other ownership interests). “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Exchange Act” means the Securities Exchange Act of 1934. “Excluded Assets” means (a) solely to the extent that the notes issued pursuant to the 2023 Notes Indenture remain outstanding, any Equal and Ratable Assets[reserved]; (b) assets and personal property for which a pledge thereof or a security interest therein is prohibited by Applicable Law (including any legally effective requirement to obtain the consent of any Governmental Authority) after giving effect to the applicable anti-assignment clauses of the UCC and other Applicable Law, other than the proceeds and products thereof the assignment of which is expressly deemed effective under the UCC or other Applicable Law notwithstanding such prohibition; (c) (i) any “margin stock”; (ii) Equity Interests of any Person to the extent, and for so long as, the pledge of such Equity Interests would be prohibited by the terms of any applicable joint venture agreement or shareholders’ agreement applicable to such Person, after giving effect to the applicable anti-assignment clauses of the UCC and other Applicable Law; and (iii) voting Equity Interests (including any other interest treated as an equity interest for U.S. federal income tax purposes) in any Foreign Subsidiary or any FSHCo in excess of 65% of the total issued and outstanding voting Equity Interests of such Subsidiaries; (d) any general intangible, permit, lease, license, contract (solely to the extent the counterparty of such lease or contract is not a Loan Party or any of their respective Affiliates) or other asset of such Loan Party to the extent the grant of a security interest in such asset in the manner contemplated by the Collateral Documents, under the terms thereof or under Applicable Law, is prohibited and would result in the termination thereof or give the other parties thereto the right to terminate, accelerate or otherwise alter such Loan Party’s rights, titles and interests thereunder (including upon the giving of notice or the lapse of time or both); provided, that, (i) any such limitation described in the foregoing clause (d) on the security interests granted pursuant to the Collateral Documents shall only apply to the extent that any such prohibition is not rendered ineffective pursuant to the UCC or other Applicable Law (including under any insolvency, bankruptcy, reorganization, receivership or other debtor relief law) or principles of equity, and (ii) in the event of the termination or elimination of any such prohibition or the requirement for any consent contained in any Applicable Law or asset (or document governing such asset), to the extent sufficient to permit any such item to become Collateral, or upon the granting of any such consent, or waiving or terminating any requirement for such consent, a security interest in such asset shall be automatically and simultaneously granted under the Collateral Documents and shall be included as Collateral; (e) any “intent-to-use” application for registration of a trademark of such Loan Party filed in the United States Patent and Trademark Office pursuant to Section 1(b) of the 16

Lanham Act, 15 U.S.C. §1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law; (f) any (x) leasehold interests in real property and (y) fee owned interests in real property to the extent such fee owned real property does not constitute a Material Real Property; (g) solely to the extent that granting a security interest in such debt or receivables of such Subsidiaries would be reasonably likely to result in material adverse tax consequences to any Loan Party, any debt (including any Debt or receivables) owed (or treated as owed for U.S. federal income tax purposes) by, or any property or assets of, any Subsidiary of any Loan Party that is a Foreign Subsidiary or FSHCo (or any Subsidiary of any such Foreign Subsidiary or any direct or indirect Domestic Subsidiary of any such FSHCo) to the Borrower or any other Loan Party; and (h) any other assets if and for so long as the Administrative Agent and the Borrower agree in writing that the cost of creating or perfecting pledges or security interests in such assets shall be excessive in view of the benefits to be obtained by the Secured Parties therefrom; provided that notwithstanding anything herein to the contrary, Excluded Assets shall not include any proceeds, replacements or substitutions of the foregoing property (unless such proceeds, replacements or substitutions otherwise constitute Excluded Assets). “Excluded Subsidiary” means (a) any Subsidiary (including any regulated entity that is subject to net worth or net capital or similar capital and surplus restrictions) that is prohibited or restricted by Applicable Law or by a contractual obligation (solely to the extent the counterparty of such contractual obligation is not a Loan Party or any of their respective Affiliates) from providing a guaranty or if such guaranty would require governmental (including regulatory) or third party (other than any Loan Party or their respective Affiliates) consent, approval, license or authorization pursuant to such contractual obligation (unless such consent, approval, license or authorization has been obtained or is received after commercially reasonable efforts to obtain the same, which efforts may be requested by the Administrative Agent); (b) any Domestic Subsidiary that is not a Material Subsidiary; (c) any Real Property Holding Company; (d) any Foreign Subsidiary, (e) any FSHCo, and (f) any Subsidiary with respect to which the Borrower and the Administrative Agent agree in writing that the burden or cost (including any adverse tax consequences to the Borrower or any of the Borrower’s Subsidiaries) of providing a guaranty will outweigh the benefits to be obtained by the Secured Parties therefrom. “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranteed Obligations of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranteed Obligations thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the Guaranteed Obligations of such Guarantor, or a grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a Master Agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranteed 17

Obligations or security interest is or becomes excluded in accordance with the first sentence of this definition. “Excluded Taxes” means any of the following Taxes imposed on or with respect to the Administrative Agent or any Bank or required to be withheld or deducted from a payment to the Administrative Agent or any Bank, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of the Administrative Agent or such Bank being organized under the laws of, or having its principal office or, in the case of any Bank, its Applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Bank U.S. federal withholding Taxes imposed on amounts payable to or for the account of the Administrative Agent or any Bank with respect to an applicable interest in a Borrowing, Letter of Credit or Commitment pursuant to a law in effect on the date on which (i) such Bank acquires such interest in the Borrowing, Letter of Credit or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.13) or (ii) such Bank changes its Applicable Lending Office, except in each case to the extent that, pursuant to Section 2.15, amounts with respect to such Taxes were payable either to such Bank’s assignor immediately before such Bank became a party hereto or to such Bank immediately before it changed its Applicable Lending Office, (c) Taxes attributable to the Administrative Agent’s or such Bank’s failure to comply with Section 2.15(e) and (d) any U.S. federal withholding Taxes imposed under FATCA. “Existing Banks” has the meaning specified in the recitals hereto. “Existing Credit Agreement” has the meaning specified in the recitals hereto. “Existing Letter of Credit” means each letter of credit issued prior to the Effective Date by a Person that shall be an Issuing Bank and listed on Schedule IX. “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of the foregoing. “Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that if the Federal Funds Effective Rate as so determined would be less than 0%, such rate shall be deemed to be 0% for the purposes of this Agreement. 18

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States of America. “Financial Officer” means the chief financial officer, the principal accounting officer, any vice president or assistant vice president with accounting or financial responsibilities, or the treasurer or any assistant treasurer of the Borrower. “First Lien Debt to Cash Flow Ratio” means the ratio of (i) (x) Debt of the Borrower, on a Consolidated basis (which, for the avoidance of doubt, shall not include rent expense), that is secured by any Lien on the Collateral that is pari passu with the Liens securing the Obligations, as of such date of determination, minus (y) unrestricted cash and Liquid Investments of the Borrower, on a Consolidated basis, as of such date of determination in an amount not to exceed $150,000,000 to (ii) EBITDA of the Borrower, on a Consolidated basis, for the immediately preceding twelve-month period. “Fixed Incremental Amount” means (i) $250,000,000 minus (ii) the sum of the aggregate amount of Commitment Increases, Incremental Term Commitments and Incremental Equivalent Debt, in each case, incurred in reliance on clause (i) prior to such date. “Flood Insurance Laws” means, collectively, (i) the National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (ii) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any suc- cessor statute thereto and (iii) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to Adjusted Term SOFR Rate or the Adjusted Daily Simple SOFR, as applicable. For the avoidance of doubt the initial Floor for each of the Adjusted Term SOFR Rate or the Adjusted Daily Simple SOFR shall be 0.00%. “Foreign Subsidiary” means a Subsidiary of the Borrower organized under the laws of a jurisdiction other than the United States of America. “FSHCo” means (a) any Domestic Subsidiary that has no material assets other than the Equity Interests or Debt (in the case of Debt, to the extent such Debt is treated as equity for U.S. federal income tax purposes) of one or more Foreign Subsidiaries or FSHCos, and incidental assets related thereto, and (b) any other Domestic Subsidiary that is treated as a disregarded entity for U.S. federal income tax purposes and that holds Equity Interests or Debt (in the case of Debt, to the extent such Debt is treated as equity for U.S. federal income tax purposes) of one or more Foreign Subsidiaries or FSHCos. “Fourth Amendment” means that certain Fourth Amendment, dated as of the Fourth Amendment Effective Date, by and among the Borrower, the Guarantors party thereto, the Banks and Issuing Banks party thereto and the Administrative Agent. 19

“Fourth Amendment Effective Date” means the date on which all of the conditions set forth in Section 4 of the Fourth Amendment are satisfied or waived, which date is May 1, 2025. “GAAP” means generally accepted accounting principles for financial reporting as in effect from time to time in the United States of America, applied on a consistent basis. “Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “Governmental Requirements” means all judgments, orders, writs, injunctions, decrees, awards, laws, ordinances, statutes, regulations, rules, Corporate Franchises, permits, certificates, licenses, authorizations and the like and any other requirements of any government or any commission, board, court, agency, instrumentality or political subdivision thereof. “Guaranteed Obligations” means all obligations of the Borrower to the Banks and the Administrative Agent hereunder and under the Notes and any other Credit Document to which the Borrower is a party, whether for principal, interest, fees, expenses, indemnities or otherwise, and whether now or hereafter existing. “Guarantor” has the meaning specified in the introduction hereto. “Guarantor Joinder” has the meaning specified in Section 6.09. “Hazardous Substance” has the meaning set forth in 42 U.S.C. §9601(14) and shall also include each other substance considered to be a hazardous substance, pollutant, contaminant, waste or other term of similar import under any Environmental Protection Statute, including, without limitation, asbestos, polychlorinated biphenyls and petroleum and petroleum products. “Hazardous Waste” has the meaning set forth in 42 U.S.C. §6903(5) and shall also include each other substance considered to be a hazardous waste under any Environmental Protection Statute (including, without limitation, 40 C.F.R. §261.3). “Hedge Bank” means any Person that either (a) at the time it enters into a Swap Contract required or permitted under Article VI or VII, is the Administrative Agent, an Affiliate of the Administrative Agent, a Bank or an Affiliate of a Bank, (b) is a party to a Swap Contract required or permitted under Article VI or VII at the time it (or its applicable Affiliate) becomes a Bank (either on the Effective Date, prior to, or thereafter as an Eligible Assignee), or (c) prior to the time such Person became a Bank, an Affiliate of a Bank, Administrative Agent or an Affiliate thereof, such Person entered into a Swap Contract that was in effect on the Effective Date, in each case in its capacity as a party to such Swap Contract. “Increasing Bank” has the meaning specified in Section 2.17. “Incremental Equivalent Debt” means any Debt incurred by the Borrower in the form of (x) one or more series of secured bonds, debentures, notes or similar instruments or (y) term 20 loans; provided, that, (a) (i) such Debt shall be secured by the Collateral on a pari passu basis with the Obligations and shall not be secured by any property or assets of the Borrower or any Subsidiary other than the Collateral, (ii) the security agreements relating to such Debt are substantially the same as the Collateral Documents (with such differences as are reasonably satisfactory to the Administrative Agent) and (iii) the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Debt is issued, incurred or otherwise obtained acting on behalf of the holders of such Debt shall have become party to a customary pari passu intercreditor agreement with the Administrative Agent (on behalf of the Secured Parties), in form and substance reasonably satisfactory to the Administrative Agent, (b) such Debt does not mature earlier than the Latest Maturity Date in effect hereunder at the time of incurrence thereof and has a weighted average life to maturity no shorter than that of the tranche of Incremental Term Loans (to the extent any exist at such time) with the then longest weighted average life to maturity, (c) such Debt contains covenants, events of default and other terms that, when taken as a whole (other than interest rates, amortization, call premiums, fees and optional prepayment or redemption terms), are substantially identical to, or are not materially more restrictive to the Borrower and the Subsidiaries than, those set forth in the Credit Documents (other than (x) covenants or other provisions applicable only to periods after the Latest Maturity Date then in effect and (y) covenants or other provisions that are also for the benefit of the Banks and Incremental Term Lenders (if any) in respect of the Advances, Commitments, Incremental Term Loans (if any) and Incremental Term Commitments (if any) outstanding at the time such Debt is incurred); provided, that, a Financial Officer of the Borrower shall have delivered a certificate to the Administrative Agent at least two (2) Business Days prior to the incurrence of such Debt or the modification, refinancing, refunding, renewal or extension thereof (or such shorter period of time as may reasonably be agreed by the Administrative Agent), together with a summary of the material terms and conditions of such resulting Debt, stating that the Borrower has determined in good faith that such material terms and conditions satisfy the requirements set forth in this clause (c), which determination shall be conclusive, (d) such Debt does not provide for any mandatory prepayment, redemption or repurchase (other than upon a change of control, fundamental change, or upon conversion or exchange in the case of convertible or exchangeable Debt, customary asset sale, excess cash flow or event of loss, mandatory offers to purchase and customary acceleration rights after an event of default) prior to the Latest Maturity Date then in effect, (e) such Debt is not guaranteed by any Person other than the Borrower and the Guarantors and (f) both before and after giving effect to the incurrence of such Debt, the Loan Parties are in compliance with Section 7.01. “Incremental Term Commitment” means, with respect to any Incremental Term Lender, the commitment, if any, of such Incremental Term Lender, established pursuant to an Incremental Facility Amendment and Section 2.17(b), to make Incremental Term Loans of any tranche hereunder, expressed as an amount representing the maximum principal amount of the Incremental Term Loans of such tranche to be made by such Incremental Term Lender. “Incremental Term Facility” means an incremental term loan facility established hereunder pursuant to an Incremental Facility Amendment providing for Incremental Term Commitments. “Incremental Term Facility Amendment” means an amendment to this Agreement, in form and substance reasonably satisfactory to the Administrative Agent, among the Borrower, 21 the Administrative Agent and one or more Incremental Term Lenders, establishing Incremental Term Commitments of any tranche and effecting such other amendments hereto and to the other Credit Documents as are contemplated by Section 2.17(b). “Incremental Term Lender” means an institution with an Incremental Term Commitment or an outstanding Incremental Term Loan. “Incremental Term Loan” means a Loan made by an Incremental Term Lender to the Borrower pursuant to Section 2.17(b). “Incremental Term Maturity Date” means, with respect to Incremental Term Loans of any tranche, the scheduled date on which such Incremental Term Loans shall become due and payable in full hereunder, as specified in the applicable Incremental Facility Amendment. “Indemnified Person” has the meaning specified in Section 10.04(b). “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower hereunder and (b) to the extent not otherwise described in (a), Other Taxes. “Insufficiency” means, with respect to any Plan, the amount, if any, by which the present value of the vested benefits under such Plan exceeds the fair market value of the assets of such Plan allocable to such benefits. “Intellectual Property” means, collectively, all intellectual property of a Person, including, without limitation, (a) inventions, designs, patents, patent applications, copyrights, copyright applications, trademarks, trademark applications, service marks, trade secrets, confidential or proprietary information, customer list, know-how, software, and databases; (b) all embodiments or fixations thereof and all related documentation, applications, registrations and franchises; (c) all licenses or other rights to use any of the foregoing; and (d) all books and records relating to the foregoing. “Interest Expense” means, with respect to any Person for any period of determination, its interest expense determined in accordance with GAAP, including, without limitation, all interest with respect to any Capitalized Lease Obligations, all interest with respect to Debt issued in respect of any Convertible Notes Transactions and all capitalized interest, but excluding deferred financing fees. “Interest Payment Date” means, (i) (a) as to any Term Benchmark Advance, the last day of each Interest Period applicable to such Term Benchmark Advance and the Termination Date; provided, however, that if any Interest Period for a Term Benchmark Advance exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Advance, the last Business Day of each March, June, September and December and the Termination Date and (ii) as to any Advance, the earliest of (a) the Termination Date, (b) the date of demand therefor with respect to interest accruing under Section 2.07(b) and Section 2.10(e), and (c) the date of any prepayment of any Advance, whether or not such prepayment is otherwise permitted hereunder. 22

“Interest Period” means as to each Term Benchmark Borrowing, the period commencing on the date such Term Benchmark Borrowing is disbursed or converted to or continued as a Term Benchmark Borrowing and ending on the date one (1), three (3) or six (6) months thereafter (in each case, subject to the availability for the Benchmark applicable to the relevant Loan or Commitment), as selected by the Borrower in its Notice of Borrowing; provided that: (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; (c) no Interest Period shall extend beyond the Termination Date; (d) Interest Periods commencing on the same date for Term Benchmark Advances comprising the same Borrowing shall be of the same duration; and (e) no tenor that has been removed from this definition pursuant to Section 2.14(f) shall be available for specification in such Notice of Borrowing. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of an Interest Period. The Administrative Agent shall promptly advise each Bank in writing of each Interest Period so selected by the Borrower with respect to each Borrowing. “Investments” has the meaning specified in Section 7.07. “Issuing Bank” means JPMorgan Chase Bank, N.A., Bank of America, N.A., Wells Fargo Bank, National Association, Truist Bank and MUFGU.S. Bank, Ltd National Association. and any other Bank that agrees to act as an Issuing Bank (in each case, through itself or through one of its designated affiliates or branch offices), each in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.19(i). Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. Each reference herein to the “Issuing Bank” in connection with a Letter of Credit or other matter shall be deemed to be a reference to the relevant Issuing Bank with respect thereto. “Joint Lead Arrangers” means JPMCB, BofA Securities, Inc., Wells Fargo Securities, LLC, Truist Bank and MUFG Bank, Ltd.,Securities Inc. and U.S. Bank National Association in their capacities as joint lead arrangers and bookrunners for the credit facility provided for herein. “JPMCB” means JPMorgan Chase Bank, N.A. and its successors. 23

“LC Disbursement” means a payment made by an Issuing Bank pursuant to a Letter of Credit. “LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time, plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Bank at any time shall be its Applicable Percentage of the LC Exposure at such time. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Article 29(a) of the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time) or Rule 3.13 or Rule 3.14 of the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time) or similar terms of the Letter of Credit itself, or if compliant documents have been presented but not yet honored, such Letter of Credit shall be deemed to be “outstanding” and “undrawn” in the amount so remaining available to be paid, and the obligations of the Borrower and each Bank shall remain in full force and effect until the Issuing Bank and the Banks shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit. “Latest Maturity Date” shall mean, at any date of determination, the latest maturity or termination date (including the Termination Date) applicable to any Advance, Commitment, Incremental Term Loan or Incremental Term Commitment hereunder at such time, including any maturity or termination date that has been extended from time to time in accordance with this Agreement. “Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “Letter of Credit” means any letter of credit issued pursuant to this Agreement and shall include each Existing Letter of Credit. A Letter of Credit may be issued in Dollars. “Letter of Credit Agreement” has the meaning assigned to it in Section 2.19(b). “Letter of Credit Commitment” means, with respect to each Issuing Bank, the commitment of such Issuing Bank to issue Letters of Credit hereunder. The initial amount of each Issuing Bank’s Letter of Credit Commitment as of the Fourth Amendment Effective Date is set forth on Schedule VIII, or if an Issuing Bank has entered into an Assignment or has otherwise assumed a Letter of Credit Commitment after the Fourth Amendment Effective Date, the amount set forth for such Issuing Bank as its Letter of Credit Commitment in the Register maintained by the Administrative Agent. The Letter of Credit Commitment of an Issuing Bank may be modified 24 from time to time by agreement between such Issuing Bank and the Borrower, and notified to the Administrative Agent. “Liabilities” means any losses, claims (including intraparty claims), demands, damages or liabilities of any kind. “Lien” means any mortgage, lien, pledge, charge, deed of trust, security interest, encumbrance or other type of preferential arrangement to secure or provide for the payment of any obligation of any Person, whether arising by contract, operation of law or otherwise (including, without limitation, the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement). “Liquid Investments” means: (a) direct obligations of, or obligations the principal of and interest on which are guaranteed or insured by, the United States of America or any agency or instrumentality thereof; (b) (i) negotiable or nonnegotiable certificates of deposit, time deposits, bankers’ acceptances or other similar banking arrangements maturing within twelve (12) months from the date of acquisition thereof (“bank debt securities”), issued by (A) any Bank or any Affiliate of any Bank or (B) any other foreign or domestic bank, trust company or financial institution which has a combined capital surplus and undivided profit of not less than $100,000,000 or the U.S. Dollar equivalent thereof, if at the time of deposit or purchase, such bank debt securities are rated not less than “BB” (or the then equivalent) by the rating service of S&P or of Moody’s, (ii) commercial paper issued by (A) any Bank or any Affiliate of any Bank or (B) any other Person if at the time of purchase such commercial paper is rated not less than “A-2” (or the then equivalent) by the rating service of S&P or not less than “P-2” (or the then equivalent) by the rating service of Moody’s, or upon the discontinuance of both of such services, such other nationally recognized rating service or services, as the case may be, as shall be selected by the Borrower or a Guarantor, (iii) debt or other securities issued by (A) any Bank or Affiliate of any Bank or (B) or any other Person, if at the time of purchase such Person’s debt or equity securities are rated not less than “BB” (or the then equivalent) by the rating service of S&P or of Moody’s, or upon the discontinuance of both such services, such other nationally recognized rating service or services, as the case may be, as shall be selected by the Borrower or a Guarantor and (iv) marketable securities of a class registered pursuant to Section 12(b) or (g) of the Exchange Act; (c) repurchase agreements relating to investments described in clauses (a) and (b) above with a market value at least equal to the consideration paid in connection therewith, with any Person who has a combined capital surplus and undivided profit of not less than $100,000,000 or the U.S. Dollar equivalent thereof, if at the time of entering into such agreement the debt securities of such Person are rated not less than “BBB” (or the then equivalent) by the rating service of S&P or of 25

Moody’s, or upon the discontinuance of both such services, such other nationally recognized rating service or services, as the case may be, as shall be selected by the Borrower or a Guarantor; and (d) shares of any mutual fund registered under the Investment Company Act of 1940 which invests solely in underlying securities of the types described in clauses (a), (b) and (c) above. “Loan Party” means, collectively, the Borrower and each Guarantor. “LOC Bank” means any Person that has issued (or issues) a performance or financial letter of credit for the account of any Loan Party or any Subsidiary of a Loan Party. For the avoidance of doubt (i) at any point that a Bank ceases to be a Bank then such Person (and any Affiliate of such Person) shall cease to be an LOC Bank and (ii) at such time the issuer of any performance or financial letter of credit for the account of the Borrower and/or any (or one or more) Subsidiary of the Borrower becomes a Bank (or becomes an Affiliate of a Bank) such Person shall automatically become an LOC Bank until such time that such Person (or Affiliate of such Person) ceases to be a Bank. “Majority Banks” means, subject to Section 2.18, (a) at any time prior to the earlier of the Advances becoming due and payable pursuant to Section 8.01 or the Commitments terminating or expiring, Banks having Revolving Credit Exposures and Unfunded Commitments representing more than 50% of the sum of the Total Revolving Credit Exposure and Unfunded Commitments at such time; provided that, solely for purposes of declaring the Advances to be due and payable pursuant to Section 8.01, the Unfunded Commitment of each Bank shall be deemed to be zero; and (b) for all purposes after the Advances become due and payable pursuant to Section 8.01 or the Commitments expire or terminate, Banks having Revolving Credit Exposures representing more than 50% of the Total Revolving Credit Exposure at such time. “Majority Revolving Banks” means, subject to Section 2.18, (a) at any time prior to the earlier of the Advances under the Revolving Credit Facility becoming due and payable pursuant to Section 8.01 or the Commitments in respect of the Revolving Credit Facility terminating or expiring, Banks under the Revolving Credit Facility having Revolving Credit Exposures and Unfunded Commitments under the Revolving Credit Facility representing more than 50% of the sum of the Total Revolving Credit Exposure and Unfunded Commitments under Revolving Credit Facility at such time; provided that, solely for purposes of declaring the Advances under the Revolving Credit Facility to be due and payable pursuant to Section 8.01, the Unfunded Commitment of each Bank shall be deemed to be zero; and (b) for all purposes after the Advances under the Revolving Credit Facility become due and payable pursuant to Section 8.01 or the Commitments in respect of the Revolving Credit Facility expire or terminate, Banks under the Revolving Credit Facility having Revolving Credit Exposures representing more than 50% of the Total Revolving Credit Exposure at such time. “Master Agreement” has the meaning specified in the definition of “Swap Contract”. “Material Adverse Effect” means, relative to any occurrence whatsoever, any effect which (a) is material and adverse to the financial condition or business operations of the 26

Borrower and its Subsidiaries, on a Consolidated basis, or (b) adversely affects the legality, validity or enforceability of the Credit Documents, taken as a whole or (c) causes a Default. “Material Real Property” has the meaning specified in Section 6.13. “Material Subsidiary” means, as of any date of determination, each Subsidiary of the Borrower (a) whose gross revenues for the trailing four consecutive fiscal quarter period (when taken together with the gross revenues of the Subsidiaries of such Subsidiary for such period) were equal to or greater than 2.0% of the consolidated gross revenues of the Borrower and its wholly-owned Domestic Subsidiaries for such Period, in each case determined in accordance with GAAP, (b) whose assets (including Equity Interests in other Subsidiaries) were equal to or greater than 2.0% of the consolidated total assets of the Borrower and its wholly-owned Domestic Subsidiaries, in each case determined in accordance with GAAP, or (c) who owns or holds any Intellectual Property that is material to the business of the Borrower and its Subsidiaries, taken as a whole; provided, however, that if at any time and from time to time Domestic Subsidiaries that are not Loan Parties solely because they do not meet the threshold set forth in the preceding clause (a), (b) or (c), comprise in the aggregate more than (when taken together with the gross revenues of the Subsidiaries of such Subsidiaries for the relevant period) (x) 10.0% of the consolidated gross revenues of the Borrower and its wholly-owned Domestic Subsidiaries or (y) 10.0% of the consolidated total assets (including Equity Interests in other Subsidiaries) of the Borrower and its wholly-owned Domestic Subsidiaries for such period, then the Borrower shall, not later than sixty (60) days after the date by which financial statements for such period were required to be delivered pursuant to this Agreement (or such longer period as the Administrative Agent may agree in its reasonable discretion), (i) designate in writing to the Administrative Agent one or more such wholly-owned Domestic Subsidiaries as “Material Subsidiaries” to the extent required such that the foregoing condition of this proviso ceases to be true and (ii) comply with the provisions of Section 6.09 with respect to any such wholly-owned Domestic Subsidiaries. “Maximum Incremental Amount” means, on any date of determination, the sum of (a) the Fixed Incremental Amount plus (b) an unlimited amount so long as, in the case of this clause (b), on a pro forma basis as of the last day of the period of four fiscal quarters most recently completed for which financial statements have been (or were required to be) delivered pursuant to Section 6.02(b) or (c), after giving effect to the incurrence of the Commitment Increase, Incremental Term Facility or Incremental Equivalent Debt (calculated as if any Commitment Increase or any Incremental Term Commitments or Incremental Equivalent Debt in respect of delayed drawn term loans were fully drawn as of such date of calculation) and the application of the proceeds thereof (without netting the cash proceeds thereof, but giving effect to any related transaction), the First Lien Debt to Cash Flow Ratio does not exceed 2.50 to 1.00. It is understood and agreed that any Incremental Term Facility or Incremental Equivalent Debt, as the case may be, shall be deemed to have been incurred pursuant to clause (b) (to the extent the maximum First Lien Debt to Cash Flow Ratio therein shall not be violated by such incurrence) prior to clause (a). “Moody’s” means Moody’s Investors Service, Inc., and any successor thereto. 27

“Mortgage” means a mortgage, deed of trust, deed to secure debt, trust deed or other security document entered into by the owner of a Mortgaged Property in favor of the Administrative Agent for the benefit of the Secured Parties creating a Lien on such Mortgaged Property, substantially in such form as reasonably agreed between the Borrower and the Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time. For the avoidance of doubt the Mortgaged Property should include all Material Real Property. “Mortgaged Property” means all real property owned in fee with respect to which a Mortgage is required to be granted pursuant to Section 6.12. For the avoidance of doubt, there are no Mortgaged Properties as of the Fourth Amendment Effective Date. “Non-U.S. Bank” has the meaning specified in Section 2.15(e). “Notes” means a promissory note of the Borrower payable to any Bank, in substantially the form of Exhibit A hereto, evidencing the aggregate indebtedness of the Borrower to such Bank resulting from Advances. “Notice of Borrowing” has the meaning specified in Section 2.02. “Notice of Prepayment” means a notice of prepayment with respect to an Advance, which shall be substantially in the form of Exhibit F or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer. “NYFRB” means the Federal Reserve Bank of New York. “NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined be less than 0%, such rate shall be deemed to be 0% for purposes of this Agreement. “NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “Obligated Party” has the meaning specified in Section 4.03. “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Credit Document or otherwise with respect to any Advance, Letter of Credit, Secured Cash Management Agreement, Secured Hedge Agreement or 28

Secured Bilateral Letter of Credit whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party of any proceeding under any law relating to bankruptcy, insolvency or reorganization or relief of debtors naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided, however, that the “Obligations” of a Loan Party shall exclude any Excluded Swap Obligations with respect to such Loan Party. Without limiting the foregoing, the Obligations include (a) the obligation to pay principal, interest, Letter of Credit commissions, Secured Bilateral Letter of Credit commissions, charges, expenses, fees, indemnities and other amounts payable by any Loan Party under any Credit Document and (b) the obligation of the Borrower to reimburse any amount in respect of any of the foregoing that the Administrative Agent or any Bank, in each case in its sole discretion, may elect to pay or advance on behalf of the Borrower. “Organization Documents” means, (a) with respect to any corporation, the charter or certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating or limited liability agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable governmental authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Connection Taxes” means, with respect to the Administrative Agent or any Bank, Taxes imposed as a result of a present or former connection between such Administrative Agent or Bank and the jurisdiction imposing such Tax (other than connections arising from such Administrative Agent or Bank having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any provision hereof, or sold or assigned an interest in any Advance, Letter of Credit or Borrowing or in this Agreement or any Note or other Credit Document). “Other Taxes” has the meaning specified in Section 2.15(b). “Outbound Investment Rules” means the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation; as of the date of this Agreement, and as codified at 31 C.F.R. § 850.101 et seq. “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in Dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate. 29

“Overnight Rate” means, for any day, with respect to any amount denominated in Dollars, the NYFRB Rate. “Payment” has the meaning assigned to it in Section 9.12. “Payment Notice” has the meaning assigned to it in Section 9.12. “PBGC” means the Pension Benefit Guaranty Corporation (and any successor thereto). “Patriot Act” means the USA Patriot Act, Title III of Pub. L. 107-56, signed into law on October 26, 2001. “Participant Register” has the meaning specified in Section 10.06(e). “Permitted Liens” means, with respect to any Person, Liens: (a) for taxes, assessments or governmental charges or levies on property of such Person incurred in the ordinary course of business to the extent the failure to pay such taxes, assessments or governmental charges or levies would not be in breach of Sections 6.01 and 6.06; (b) imposed by law, such as landlords’, carriers’, warehousemen’s and mechanics’ liens and other similar Liens arising in the ordinary course of business securing obligations not yet delinquent or which are being contested in good faith and by appropriate proceedings; (c) arising in the ordinary course of business (i) out of pledges or deposits under workers’ compensation laws, unemployment insurance, old age pensions or other social security or retirement benefits, or similar legislation or to secure public or statutory obligations of such Person or (ii) which were not incurred in connection with the borrowing of money and do not in the aggregate materially detract from the value or use of the assets of the Borrower and its Subsidiaries in the operation of their business; (d) securing Debt existing on the Effective Date and listed on the attached Schedule III; provided that the Debt secured by such Liens shall not be renewed, refinanced or extended if the amount of such Debt so renewed is greater than the outstanding amount of such Debt on the Effective Date; (e) constituting easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of property or minor imperfections in title thereto which, in the aggregate, are not material in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of such Person; 30

(f) securing judgments against such Person which are being appealed; (g) on real property acquired by such Person after the Effective Date and securing only Debt of such Person incurred to finance the purchase price of such property and, in connection with a Sale-Leaseback Transaction, any related assets simultaneously acquired with the property, provided that any such Lien is created within one hundred eighty (180) days of the acquisition of such property; (h) other than those Liens otherwise permitted above, Liens on the Collateral securing Debt of the Borrower and its Subsidiaries (including, for the avoidance of doubt, Incremental Equivalent Debt), so long as such Liens and Debt are subject to subordination and intercreditor terms (or a Subordination Agreement or intercreditor agreement in favor of the Administrative Agent), in each case in form and substance reasonably satisfactory to the Administrative Agent; provided that such Debt is permitted to be so secured by the Collateral pursuant to Section 7.09; (i) Liens existing on property owned by a Person whose Equity Interests, or all or substantially all of whose assets, were acquired by the Borrower or one of its Subsidiaries after the Effective Date at the time of such acquisition; provided that such Liens are not created in connection with or in contemplation of such acquisition and do not attach to any other assets or assets of any other Person, as applicable; (j) Liens granted pursuant to the terms of the Credit Documents; (k) Liens granted in cash collateral (including any associated deposit or securities accounts) to secure obligations incurred in connection with the issuance of letters of credit, bank guaranties, bankers acceptances and similar instruments; (l) all Liens and other matters shown on a Title Policy delivered in connection with a Mortgage, and any replacement, extension or renewal of such Liens or other matters; or (m) Liens granted in Principal Properties to secure obligations incurred in connection with Sale-Leaseback Transactions otherwise permitted to be consummated in accordance with the terms of this Agreement.; or (n) Liens on assets acquired, constructed, repaired, replaced, leased or improved by the Borrower or any Subsidiary of the Borrower in the ordinary course of business; provided that (i) such Liens secure Debt that is permitted by clause (iv) of Section 7.09, (ii) such Liens and the Debt secured thereby are initially incurred prior to or within 270 days after the acquisition, replacement, lease or the completion of the construction, repairment or improvement of such assets, (iii) the Debt secured thereby does not exceed 100% of the cost of acquiring, constructing, repairing, replacing, leasing or improving such assets and customary related expenses, and (iv) such Liens shall not apply to any other property or assets of the Borrower or any Subsidiary of the Borrower other than additions, accessions, 31 parts, attachments or improvements on or proceeds of such assets and customary security deposits; provided that individual financings of equipment provided by one lender may be cross collateralized to other financings of equipment provided by such lender; provided, further, that clause (ii) shall not apply to any refinancing, extension, renewal or replacement thereof. Notwithstanding anything herein to the contrary, no Loan Party or any of its Subsidiaries shall create, assume, incur or suffer to exist, any Lien on or in respect of any of its Intellectual Property or any of its Principal Properties, in each case, except as permitted under this Agreement. “Permitted Refinancing Debt” any refinancing, refunding, renewal or extension of the Debt incurred pursuant to Section 7.09(vi)(a); provided that to the extent such Permitted Refinancing Debt refinances (a) Subordinated Debt, such Permitted Refinancing Debt is subordinated to the Obligations at least to the same extent as the applicable Debt being refinanced, (b) Debt that is secured on a junior basis to the Liens securing the Obligations, such Permitted Refinancing Debt is unsecured or secured by Liens that are subordinated to the Liens that secure the Obligations at least to the same extent as the applicable Debt being refinanced, (c) Debt that is unsecured, such Permitted Refinancing Debt is unsecured, (d) other secured Debt, such Permitted Refinancing Debt is secured by Liens that are pari passu to the Liens that secure the Obligations at least to the same extent as the applicable Debt being refinanced and (e) Disqualified Equity Interests, such Permitted Refinancing Debt must constitute Disqualified Equity Interests or unsecured Debt. “Person” means an individual, partnership, corporation, limited liability company, limited liability partnership, business trust, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof. “Platform” has the meaning specified in Section 6.02. “Plan” means an employee pension benefit plan within the meaning of Title IV of ERISA which is either (a) maintained for employees of the Borrower, of any Subsidiary of the Borrower, or of any member of the Controlled Group, or (b) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which the Borrower, any Subsidiary of the Borrower or any member of the Controlled Group is at the time in question making or accruing an obligation to make contributions or has within the preceding five plan years made contributions. “Pledge Agreement” means the Securities Pledge Agreement, dated as of the Effective Date, between the Borrower, each other Loan Party and the Administrative Agent. “Pledged Debt” means all of the payment and other rights with respect to Debt that is or is intended under the terms of the Collateral Documents to be subject to Liens in favor of the Administrative Agent for the benefit of the Secured Parties. 32

“Pledged Equity” means all of the Equity Interests that is or is intended under the terms of the Collateral Documents to be subject to Liens in favor of the Administrative Agent for the benefit of the Secured Parties. “Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective. “Principal Property” means all restaurant or related equipment and real property, in each case which is owned by the Borrower or a Subsidiary and which constitutes all or part of any restaurant located within the United States or Canada. “Private Bank” has the meaning specified in Section 6.02. “Projections” has the meaning specified in Section 5.13. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Bank” has the meaning specified in Section 6.02. “Qualified ECP Guarantor” shall mean, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time under §1a(18)(A)(v)(II) of the Commodity Exchange Act. “Real Property Holding Company” means any Subsidiary of the Borrower designated as such by the Borrower in a writing delivered to the Administrative Agent, which writing shall include a certification that the principal business of such Subsidiary consists of owning, leasing, dealing in or developing real property that does not constitute Material Real Property. “Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the Term SOFR Rate, 5:00 a.m. (Chicago time) on the day that is two U.S. Government Securities Business Days preceding the date of such setting or, (2) if suchfollowing a Benchmark is notTransition Event and a Benchmark Replacement Date with respect to the Term SOFR Rate, such Benchmark is Daily Simple SOFR, then four U.S. Government Securities Business Days prior to such setting or (3) if such Benchmark is none of the Term SOFR Rate or Daily Simple SOFR, the time determined by the Administrative Agent in its reasonable discretion. “Register” has the meaning specified in Section 10.06(c). 33

“Regulation U” means Regulation U of the FRB, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Regulatory Authority” has the meaning specified in Section 10.12. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors, consultants, service providers and representatives of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means, the Federal Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto. “Relevant Rate” means (i) with respect to any Term Benchmark Borrowing, the Adjusted Term SOFR Rate or (ii) with respect to any RFR Borrowing, the Adjusted Daily Simple SOFR, as applicable. “Responsible Officer” means the chief executive officer, the president, the chief financial officer, any executive, senior or other vice president, treasurer, assistant treasurer or controller of a Loan Party, and solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01, the secretary or any assistant secretary of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to the Borrower’s stockholders, partners or members (or the equivalent Person thereof). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution a UK Resolution Authority. “Revolving Credit Exposure” means, with respect to any Bank at any time, the sum of the outstanding principal amount of such Bank’s Advances and its LC Exposure at such time. “Revolving Credit Facility” means, collectively, the Commitments and the extensions of credit made thereunder (for the avoidance of doubt, not including any Incremental Term Commitment or Incremental Term Loan). 34

“RFR Advance” means an Advance that bears interest at a rate based on the Adjusted Daily Simple SOFR. “RFR Borrowing” means, as to any Borrowing, the RFR Advances comprising such Borrowing. “Sale-Leaseback Transactions” has the meaning specified in Section 7.03(c). “Sanctioned Country” means, at any time, a country, territory or region which is itself, or whose government is, the subject or target of any applicable full-scope Sanctions (at the date of this Agreementtime of the Fourth Amendment Effective Date, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea Region of Ukraine, Cuba, Iran, North Korea, and Syria and Crimea). “Sanctioned Person” means, at any time, any Person subject or target of any Sanctions, including (a) any Person listed in any Sanctions-related list of designated Persons maintained by the U.S. government, including by Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, U.S. Department of Commerce, or by the United Nations Security Council, the European Union or, any European Union member state, HMHis Majesty’s Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country or, (c) any Person 50% or more owned or controlled by any such Person or Persons described in the foregoing clauses (a) andor (b) (including, without limitation for purposes of defining a Sanctioned Person, as ownership and control may be defined and/or established in and/or by any applicable laws, rules, regulations, or orders). “Sanctions” means applicable economic or financial sanctions or, trade embargoes or similar restrictions imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or (b) the United Nations Security Council, the European Union, any European Union member state, HMHis Majesty’s Treasury of the United Kingdom or other relevant sanctions authority. “SEC” means the United States Securities and Exchange Commission (and any successor thereto). “SEC Filing” means a report or statement filed with the SEC pursuant to Section 13, 14, or 15(d) of the Exchange Act and the regulations thereunder. “Second Amendment” means that certain Second Amendment to Credit Agreement, dated as of the Second Amendment Effective Date, by and among the Borrower, the Banks party thereto and the Administrative Agent. “Second Amendment Effective Date” means the date on which all of the conditions set forth in Section 5 of the Second Amendment are satisfied or waived, which date is May 2, 2023. “Secured Bilateral Letter of Credit” means any performance or financial letter of credit that is issued by a LOC Bank for the account of any Loan Party or any Subsidiary of a Loan 35

Party; provided that the aggregate amount of all such Secured Bilateral Letters of Credit shall not exceed $10,000,000. “Secured Cash Management Agreement” means any Cash Management Agreement that is entered into by and between any Loan Party or any Subsidiary of a Loan Party and any Cash Management Bank. “Secured Hedge Agreement” means any Swap Contract required or permitted under Article VI or VII that is entered into by and between any Loan Party or any Subsidiary of a Loan Party and any Hedge Bank. “Secured Parties” means, collectively, the Administrative Agent, the Banks, the Hedge Banks, the Cash Management Banks, the LOC Banks, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.01, and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents. “Security Agreement” means the Security Agreement, dated as of the Effective Date, between the Borrower, each other Loan Party and the Administrative Agent. “Senior Indebtedness” has the meaning specified in Section 10.01. “Significant Subsidiary” means any Subsidiary which is a “significant subsidiary” of the Borrower within the meaning of Rule 1-02 of Regulation S-X under the Exchange Act. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Determination Date” has the meaning specified in the definition of “Daily Simple SOFR”. “SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”. “Solvent” means, with respect to any Person, that, as of any date of determination, (a) the amount of the present fair saleable value of the assets of such Person will, as of such date, exceed the amount of all liabilities of such Person, contingent or otherwise, as of such date, as such terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small capital with which to conduct its business, 36 and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) “debt” means liability on a “claim”, and (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured. “Specified Loan Party” means any Loan Party that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 1). “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc., and any successor thereto. “Stated Termination Date” means August 18May 1, 20262030. “Subordinated Debt” means Debt for borrowed money of any Loan Party or any Subsidiary of any Loan Party which is subordinated to the Obligations as to right and time of payment and as to other rights and remedies thereunder pursuant to a Subordination Agreement, and having such other terms as are reasonably satisfactory to the Administrative Agent. “Subordination Agreement” means any subordination agreement by and between the Administrative Agent and the lenders (or representative for such lenders) providing Subordinated Debt, having terms as are reasonably satisfactory to the Administrative Agent, as the same may be amended, restated and/or modified from time to time subject to the terms thereof. “Subsidiary” means, as to any Person, any corporation, limited liability company, association or other business entity in which such Person or one or more of its Subsidiaries directly or indirectly through one or more intermediaries owns sufficient equity or voting interests to enable it or them (individually or as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a fifty percent (50%) interest in the profits or capital thereof is owned directly or indirectly by such Person, or by one or more of its Subsidiaries, or collectively by such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a direct or indirect Subsidiary of the Borrower. “Survey” has the meaning specified in Section 6.13(c). “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), 37 whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement; provided, however, “Swap Contracts” shall not include any equity based derivative or similar transaction whether documented pursuant to a Master Agreement or otherwise. “Swap Obligation” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes “Taxes” has the meaning specified in Section 2.15(a). “Term B Lender” shall mean, at any time, any institution that holds any Term B Loans. “Term B Loans” shall mean any Incremental Term Loan which has terms that are customary market terms for “B” term loans at the time of incurrence thereof (as determined in good faith by the Borrower and so designated in the applicable Incremental Facility Amendment). “Term Benchmark” when used in reference to any Advance or Borrowing, refers to whether such Advance, or the Advances comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted Term SOFR Rate. “Term Lender” shall mean, at any time, any institution that holds any Incremental Term Loans. “Term SOFR Determination Day” has the meaning assigned to it under the definition of Term SOFR Reference Rate. “Term SOFR Rate” means, with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator; provided that if the Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term SOFR Administrator and identified by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 pm (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then, so long as such day is otherwise a U.S. Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR 38

Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such Term SOFR Determination Day. “Termination Date” means the earliest of (i) Stated Termination Date, (ii) (a) the date of termination in whole of all of the Commitments in accordance with Section 2.05 and (b) the repayment of all of the aggregate Advances of all Banks in accordance with Section 2.05 and Section 2.06, and (iii) the termination of the Total Commitment of all Banks pursuant to Section 8.01, provided that if such date shall not be a Business Day, the Termination Date shall be the immediately preceding Business Day. “Termination Event” means (i) a “reportable event”, as such term is described in Section 4043 of ERISA (other than a “reportable event” not subject to the provision for 30 day notice to the PBGC), or an event described in Section 4062(e) of ERISA, or (ii) the withdrawal of the Borrower or any member of the Controlled Group from a Plan during a plan year in which it was a “substantial employer”, as such term is defined in Section 4001(a)(2) of ERISA, or the incurrence of liability by the Borrower or any member of the Controlled Group under Section 4064 of ERISA upon the termination of a Plan or Plan, or (iii) the distribution of a notice of intent to terminate a Plan pursuant to Section 4041(a)(2) of ERISA or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (iv) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan. “Third Party Funds” has the meaning specified in Section 10.05. “Title Company” means a nationally recognized and financially stable title insurance company reasonably acceptable to the Administrative Agent retained to issue the Title Policies pursuant to Section 6.12(b). “Title Policy” has the meaning specified in Section 6.12(b). “Total Commitment” means, with respect to a Bank, at any time, the aggregate amount of the Commitments (whether used or unused) of such Bank, and with respect to all the Banks, at any time, the aggregate amount of the Commitments (whether used or unused) of all Banks, in each case, as in effect at such time. “Total Revolving Credit Exposure” means, at any time, the sum of (a) the outstanding principal amount of the Advances at such time and (b) the total LC Exposure at such time. “Type” means, with respect to any Advance, its character as either a Adjusted Term SOFR Rate Advance or Base Rate Advance. 39

“UCC” means the Uniform Commercial Code of any applicable jurisdiction and, if the applicable jurisdiction shall not have any Uniform Commercial Code, the Uniform Commercial Code as in effect from time to time in the State of New York. “UFCA” means the Uniform Fraudulent Conveyance Act. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unfunded Commitment” means, with respect to each Bank, the Commitment of such Bank less its Revolving Credit Exposure. “Unused Fee” has the meaning specified in Section 2.09(a). “United States” means the United States of America. “UFTA” means the Uniform Fraudulent Transfer Act. “U.S. Dollars” and “$” mean the lawful currency of the United States of America. “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means (i) for purposes of Sections 5.20 and 7.11 hereof, any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any person in the United States and (ii) for all other purposes, a “United States person” within the meaning of Section 7701(a)(30) of the Code. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write- down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all 40 or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers Section 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding.” Section 1.03. Accounting Terms. All accounting and financial terms not specifically defined herein and the compliance with each covenant contained herein with respect to financial matters (unless a different procedure is otherwise set forth herein) shall be construed in accordance with GAAP. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Debt of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded. If subsequent to the date hereof any change shall occur in GAAP or in the application thereof and such change shall affect the calculation of any financial covenant, or any other provision, set forth herein, then if the Borrower, by notice to the Administrative Agent, shall request an amendment to any such financial covenant or other provision to eliminate the effect of such change on such financial covenant or other provision (or if the Administrative Agent or the Majority Banks, by notice to the Borrower, shall request an amendment to any such financial covenant or other provision for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then the parties hereto shall enter into negotiations in an effort to agree upon such an amendment and, until such notice shall have been withdrawn or such amendment shall have become effective in accordance herewith, such financial covenant or other provision shall be calculated or interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective. Without limiting the foregoing, leases shall continue to be, for all purposes of this Agreement, classified and accounted for on a basis consistent with that reflected in the audited financial statements of the Borrower last delivered to the Administrative Agent prior to the Effective Date, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above. Section 1.04. Miscellaneous. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Schedule and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified. Unless the context requires otherwise, references herein or in any Credit Document or any other agreement or document to this Agreement shall be construed to refer to this Agreement as may be further amended, amended and restated, restated, supplemented or modified from time to time in accordance with the terms hereof. 41

Section 1.05. Other Interpretive Provisions. With reference to this Agreement and each other Credit Document, unless otherwise specified herein or in such other Credit Document: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” The word “or” is used in the inclusive sense of “and/or.” Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Credit Document), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Credit Document, shall be construed to refer to such Credit Document in its entirety and not to any particular provision thereof, (d) all references in a Credit Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Credit Document in which such references appear, (e) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (b) Section headings herein and in the other Credit Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Credit Document. (c) Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity). Section 1.06. Interest Rates; Benchmark Notification. The interest rate on a Loan denominated in dollars may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 2.14(c) provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, 42 performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Bank or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. Section 1.07. Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit available to be drawn at such time; provided that with respect to any Letter of Credit that, by its terms or the terms of any Letter of Credit Agreement related thereto, provides for one or more automatic increases in the available amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum amount is available to be drawn at such time. Section 1.08. Divisions. For all purposes under the Credit Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time. Section 1.09. MIRE Events. Each of the parties hereto acknowledges and agrees that, if there are any Mortgaged Properties, any increase, extension or renewal of any of the Commitments or Advances (including pursuant to Section 2.17, but excluding (i) any continuation or conversion of borrowings, (ii) the making of any Advances or (iii) the issuance, renewal or extension of Letters of Credit) shall be subject to (and conditioned upon): (1) the prior delivery of all flood hazard determination certifications, acknowledgements and evidence of flood insurance and other flood-related documentation with respect to such Mortgaged Properties as required by Flood Insurance Laws and as otherwise reasonably required by the Administrative Agent and (2) the Administrative Agent shall have received written confirmation from the Designated Banks that flood insurance due diligence and flood insurance compliance has been completed by the Designated Banks (such written confirmation not to be unreasonably withheld, conditioned or delayed). 43

ARTICLE II. AMOUNTS AND TERMS OF THE ADVANCES AND LETTERS OF CREDIT Section 2.01. The Advances. Each Bank, severally and for itself alone, on the terms and conditions hereinafter set forth, hereby agrees to make Advances to the Borrower from time to time, on any Business Day during the Availability Period, in an aggregate principal amount that will not result in such Bank’s Revolving Credit Exposure exceeding such Bank’s Commitment. Each Borrowing of Advances shall be in an aggregate amount of not less than $10,000,000 or an integral multiple of $1,000,000 in excess thereof (provided that Base Rate Advances may be in an aggregate amount that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.19(e)), and shall consist of Advances of the same Type made to the Borrower on the same day by the Banks ratably according to their respective Commitments and in the case of Advances that are Term Benchmark Advances, having the same Interest Period. Within the limits of each Bank’s Commitment, the Borrower may borrow, prepay pursuant to Section 2.06(b) and reborrow. Section 2.02. Requests for Advances. During the applicable Availability Period, each Borrowing shall be made on notice, given not later than 11:00 A.M. (New York City time) (a) in the case of a proposed Borrowing comprised of Term Benchmark Advances, at least three (3) U.S. Government Securities Business Days prior to the date of the proposed Borrowing (or, with respect to any Borrowing made on the Effective Date, one (1) Business Day prior to the date of the proposed Borrowing), and (b) in the case of a proposed Borrowing comprised of Base Rate Advances, on the Business Day of the proposed Borrowing, by the Borrower to the Administrative Agent, which shall give to each Bank prompt notice thereof by telecopy. Each such notice of a Borrowing (a “Notice of Borrowing”) shall be in writing (including by telecopy), in substantially the form of Exhibit B hereto or such otherwhich shall be in such form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower. Each Notice of Borrowing shall refer to this Agreement and shall specify (i) the requested date of such Borrowing (which shall be a Business Day), (ii) the requested Type of Advances comprising such Borrowing, (iii) the requested aggregate principal amount of such Borrowing, and (iv) in the case of a Borrowing of a Term Benchmark Advances, the requested Interest Period for such Borrowing. Section 2.03. Borrowings; Advances; Termination of Term Benchmark Advances. (a) Advances shall be made as part of a Borrowing consisting of Advances of the same Type made by the applicable Banks ratably in accordance with their respective Commitments on the borrowing date of the Borrowing of Advances. The failure of any Bank to make any Advance shall not in itself relieve any other Bank of its obligation to lend hereunder. (b) Each Borrowing shall be a Term SOFR Borrowing or a Base Rate Borrowing. Each Bank may at its option make any Term Benchmark Advance by causing the Applicable Lending Office of such Bank to make such Advance; provided, however, that any exercise of such option shall not affect the obligation of the Borrower to repay such Advance in accordance with the terms of this Agreement and the applicable Note, if any. Advances of more than one (1) 44 interest rate option may be outstanding at the same time; provided, however, that the Borrower shall not be entitled to request any Advances which, if made, would result in Advances, an aggregate of more than ten (10) separate Advances of any Bank being outstanding hereunder at any one time. For purposes of the foregoing, (i) Term Benchmark Advance having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Term Benchmark Advance and (ii) Term Benchmark Advance and Base Rate Advances, regardless of whether they commence on the same date, shall be considered separate Advances. (c) Each Bank shall, before 1:00 P.M. (New York City time) on the borrowing date of each requested Borrowing make available at its Applicable Lending Office for the account of the Administrative Agent at its address referred to in Section 10.02, in immediately available funds, such Bank’s ratable portion of such requested Borrowing in accordance with its applicable Commitment. Except in respect of the provisions of this Agreement covering the reimbursement of Letters of Credit, after the Administrative Agent’s receipt of such funds and upon satisfaction of the applicable conditions set forth in Article III, the Administrative Agent will make such funds so received available to the Borrower in like funds as received by the Administrative Agent not later than 2:00 P.M. (New York City time) either by (i) crediting the account of the Borrower on the books of JPMCB with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower at such account of the Borrower maintained at one of the Banks as the Borrower shall from time to time designate in a notice delivered to the Administrative Agent that is reasonably acceptable to the Administrative Agent; provided that Base Rate Advances made to finance the reimbursement of an LC Disbursement as provided in Section 2.19(e) shall be remitted by the Administrative Agent to the Issuing Bank. If the applicable conditions set forth in Article III to any such Borrowing are not met, the Administrative Agent shall so notify the Banks making the Advances comprising such Borrowing and return the funds so received to the respective Banks as soon as practicable. (d) Notwithstanding anything in this Agreement to the contrary: (i) if any Bank shall, at least one (1) Business Day before the date of any requested Borrowing to be made, notify the Administrative Agent that the introduction of or any change in or the interpretation of any Law or regulation makes it unlawful, or that any central bank or other governmental authority asserts that it is unlawful, for such Bank or its Applicable Lending Office to perform its obligations hereunder to make Term Benchmark Advance or to fund Term Benchmark Advances hereunder, the right of the Borrower to select Term Benchmark Advance for such Borrowing or any subsequent Borrowing shall be suspended until such Bank shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and except as provided in clause (iv) below, each Advance comprising such Borrowing shall be a Base Rate Advance; (ii) if the Majority Banks shall, on or before the date any requested Borrowing consisting of Term Benchmark Advance is to be made, notify the Administrative Agent that the Term SOFR Rate for such Term Benchmark Advance will not adequately reflect the cost to such Banks of making their respective Term Benchmark 45

Advance, the right of the Borrower to select the Term SOFR Rate for such Borrowing or any subsequent Borrowing shall be suspended until the Administrative Agent, at the request of the Majority Banks, shall notify the Borrower and the Banks that the circumstances causing such suspension no longer exist, and except as provided in clause (iv) below, each Advance comprising such Borrowing shall be a Base Rate Advance; (iii) [reserved]; (iv) if the Borrower has requested a proposed Borrowing consisting of Term Benchmark Advance and as a result of circumstances referred to in clauses (i) and (ii) above, such Borrowing would not consist of Term Benchmark Advance, the Borrower may, by notice given reasonably prior to the time of such proposed Borrowing, cancel such Borrowing, in which case such Borrowing shall be canceled and no Advances shall be made as a result of such requested Borrowing; and (v) if the Borrower shall fail to select the duration or continuation of any Interest Period for any Advances consisting of Term Benchmark Advance, in accordance with the provisions contained in Section 2.04(b) and in this Section 2.03(d), the Administrative Agent will promptly so notify the Borrower and the Banks and such Advances will be made available to the Borrower on the date of such Borrowing as Base Rate Advances. (e) Each Notice of a Borrowing shall be irrevocable and binding on the Borrower, except as set forth in Section 2.03(d)(iv). In the case of any Term Benchmark Advance requested by the Borrower in a Notice of Borrowing, the Borrower shall, unless the second following sentence shall be applicable, indemnify each Bank against any loss, cost or expense incurred by such Bank if such Term Benchmark Advance is not made, including as a result of any failure to fulfill, on or before the date specified in such Notice of Borrowing for such Borrowing, the applicable conditions set forth in Article III, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund such Advance to be made by such Bank as part of such Borrowing when such Advance, as a result of such failure, is not made on such date. A certificate in reasonable detail as to the basis for and the amount of such loss, cost or expense submitted to the Borrower and the Administrative Agent by such Bank shall be prima facie evidence of the amount of such loss, cost or expense. If a Borrowing requested by the Borrower to be comprised of Term Benchmark Advances is not made as a Borrowing comprised of Term Benchmark Advances as a result of Section 2.03(d), the Borrower shall indemnify each Bank against any loss (excluding loss of profits), cost or expense incurred by such Bank by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank (prior to the time such Bank is actually aware that such Borrowing will not be so made), to fund the Advance to be made by such Bank as part of such Borrowing. A certificate in reasonable detail as to the basis for and the amount of such loss, cost or expense submitted to the Borrower and the Administrative Agent by such Bank shall be prima facie evidence of the amount of such loss, cost or expense. 46

(f) Unless the Administrative Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Administrative Agent such Bank’s ratable portion of such Borrowing in accordance with its applicable Commitment, the Administrative Agent may assume that such Bank has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower requesting such Borrowing on such date a corresponding amount. If, and to the extent that, such Bank shall not have so made such ratable portion of such Borrowing in accordance with its applicable Commitment available to the Administrative Agent, such Bank and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to Advances comprising such Borrowing and (ii) in the case of such Bank, the greater of the Overnight Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank’s Advance as part of such Borrowing for purposes of this Agreement. (g) The failure of any Bank to make any Advance to be made by it as part of any Borrowing shall not relieve any other Bank of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Bank shall be responsible for the failure of any other Bank to make any Advance to be made by such other Bank on the date of any Borrowing. Section 2.04. Conversions and Continuations of Borrowings. (a) Subject to the limitations set forth in Section 2.03(b) and Section 2.03(d), the Borrower shall have the right at any time upon prior irrevocable notice to the Administrative Agent not later than 11:00 A.M. (New York City time) three (3) U.S. Government Securities Business Days prior to the date of conversion or continuation, to convert any Borrowing which constitutes a Base Rate Borrowing into a Term SOFR Borrowing, to convert any Borrowing which constitutes a Term SOFR Borrowing into a Base Rate Borrowing or, to continue any Borrowing constituting a Term SOFR Borrowing for an additional Interest Period, subject in each case to the following: (A)each conversion or continuation shall be made based on the pro rata Commitment of the Banks in accordance with the respective principal amounts of the applicable Advances comprising the converted or continued Borrowing; (B) if less than all the outstanding principal amount of any Borrowing shall be converted or continued, the aggregate principal amount of such Borrowing converted or continued shall be in an amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof; (C) accrued interest on any Advance (or portion thereof) being converted or continued shall be paid by the Borrower at the time of conversion or continuation; 47

(D) if any Term SOFR Borrowing is converted at a time other than the end of the Interest Period applicable thereto, the Borrower shall pay, upon demand, any amounts due to the Banks pursuant to Section 2.03(e) and Section 2.06(d) as a result of such conversion; (E) no Interest Period may be selected for any Term SOFR Borrowing that would end later than the applicable Termination Date; (F) no Default shall have occurred and be continuing at the time of, or result from, such conversion or continuation; and (G)each such conversion or continuation shall constitute a representation and warranty by the Borrower and the Guarantors that no Default (i) has occurred and is continuing at the time of such conversion or continuation, or (ii) would result from such conversion or continuation. (b) Each notice pursuant to Section 2.04(a) shall be irrevocable, shall be in writing (or telephone notice promptly confirmed in writing) and shall refer to this Agreement and specify (i) the identity and amount of the Borrowing that the Borrower requests be converted or continued, (ii) whether such Borrowing is to be converted to or continued as a Term SOFR Borrowing or a Base Rate Borrowing, (iii) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and (iv) if such Borrowing is to be converted to or continued as a Term SOFR Borrowing, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Term SOFR Borrowing, the Borrower shall be deemed to have selected an Interest Period of one (1) month’s duration. The Administrative Agent shall promptly advise the Banks of any notice given pursuant to Section 2.04(a) and of each applicable Bank’s portion of any converted or continued Borrowing. If the Borrower shall not have given notice in accordance with Section 2.04(a) to continue any Term SOFR Borrowing into a subsequent Interest Period (and shall not otherwise have given notice in accordance with Section 2.04(a) to convert such Term SOFR Borrowing), such Term SOFR Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be deemed to have an Interest Period of one (1) month’s duration. For the avoidance of doubt, no notice shall be required for a Base Rate Borrowing to continue as a Base Rate Borrowing. Section 2.05. Termination and Reduction of the Commitments; Mandatory Prepayments. (a) Optional. The Borrower shall have the right, upon at least three (3) Business Days’ notice to the Administrative Agent, to terminate in whole or reduce in part the unused portions of the Total Commitments, provided that (i) each partial reduction shall be in the aggregate amount of at least $10,000,000 and in an integral multiple of $1,000,000 in excess thereof, (ii) the Borrower shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Advances in accordance with Section 2.06, any Bank’s Revolving Credit Exposure would exceed its Commitment, and (iii) no Notice of Borrowing or Letter of Credit request has been delivered and is in effect that would result in the outstanding Total Revolving Credit Exposure exceeding the Total Commitment thereafter. Such notice shall 48 specify the date and the amount of the reduction or termination of the Total Commitment. Such notice may be conditioned upon the effectiveness of other credit facilities, indentures or similar agreements or other transactions, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any such reduction or termination of the Total Commitment shall be made ratably among the Banks in accordance with their respective Commitments and shall be permanent. Simultaneously with any termination of the Total Commitment, in whole or in part, the Borrower shall pay to the Administrative Agent for the accounts of the Banks the accrued and unpaid Unused Fee as set forth in Section 2.09(a). (b) Mandatory Prepayments. If for any reason the Total Revolving Credit Exposure at any time exceed the Aggregate Commitments at such time, the Borrower shall immediately prepay Advances in an aggregate amount equal to such excess, together with accrued interest to the date of such repayment on the principal amount repaid and all fees and amounts, if any, required to be paid under this Agreement. (c) Termination of Total Commitments. Unless previously terminated, the Total Commitments shall terminate on the Termination Date. Simultaneously with the termination of the Total Commitments, the Borrower shall also pay to the Administrative Agent for the accounts of the Banks the accrued and unpaid Unused Fee as set forth in Section 2.09(a). (d) Notwithstanding anything to the contrary in Section 10.01, on the effective date of any reduction in the Commitments pursuant to this Section 2.05, the parties hereto shall implement such arrangements as may be agreed upon by the Borrower and the Administrative Agent to ensure that the proportion between the Banks’ respective Commitments, after giving effect to such reduction, will be re-established and Schedule VIII restated to reflect the new Total Commitments among the Banks in accordance with their respective Commitments. Section 2.06. Repayment and Prepayment of Advances; Notes. (a) The Borrower agrees to repay the Banks all of the Advances in full on the Termination Date. (b) The Borrower may, upon at least one (1) Business Day’s notice in respect of Base Rate Advances, and, in respect of Term Benchmark Advance, upon at least three (3) Business Days’ notice, to the Administrative Agent pursuant to delivery to the Administrative Agent of a Notice of Prepayment stating the proposed date (which shall be a Business Day), the Type of Advances to be prepaid and aggregate principal amount of the prepayment, and if such notice is given, the Borrower shall, prepay the outstanding principal amounts of the Advances comprising part of the same Borrowing in whole or ratably in accordance with the Commitments of the applicable Banks, together with accrued interest to the date of such prepayment on the principal amount prepaid and all fees and amounts, if any, required to be paid under this Agreement, including, without limitation, pursuant to Section 2.06(d), Section 2.09(a) and Section 2.11 as a result of such prepayment, provided, however, that each partial prepayment of Advances pursuant to this Section 2.06(b) shall be in an aggregate principal amount not less than $10,000,000 for each Advance so prepaid and increments of $1,000,000 in excess thereof and in an aggregate principal amount such that after giving effect thereto no Borrowing of Advances 49 comprised of Base Rate Advances shall have a principal amount outstanding of less than $5,000,000 and no Borrowing of Advances comprised of Term Benchmark Advances shall have a principal amount outstanding of less than $10,000,000. (c) Each notice of prepayment shall specify the prepayment date, the Type of Borrowing to be prepaid and the aggregate principal amount of each Borrowing to be prepaid, shall be irrevocable and shall commit the Borrower to prepay such Borrowing by the amount stated therein. (d) In the event that any Bank shall incur any loss or expense (including, without limitation, any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Bank to fund or maintain all or any portion of the outstanding principal amount of any Advance) as a result of any repayment occurring prior to the last day of any Interest Period, or prepayment, of a Term Benchmark Advance or conversion of any Term SOFR Borrowing, on a date other than the last day of any Interest Period applicable thereto, then the Borrower shall pay to the Administrative Agent for the account of such Bank, on demand, such amount as will reimburse the Bank for such loss or expense. A certificate as to the amount of such loss or expense setting forth the calculation thereof, submitted by such Bank to the Borrower and the Administrative Agent, shall be conclusive and binding for all purposes in the absence of error. (e) The records maintained by the Administrative Agent and the Banks shall be prima facie evidence of the existence and amounts of the obligations of the Borrower in respect of the Advances, interest and fees due or accrued hereunder, provided that the failure of the Administrative Agent or any Bank to maintain such records or any error therein shall not in any manner affect the obligation of the Borrower to pay any amounts due hereunder in accordance with the terms of this Agreement. Any Bank may request that Advances made by it be evidenced by a Note. In such event, the Borrower shall prepare, execute and deliver to such Bank each such Note payable to such Bank. (f) All voluntary and mandatory repayments under this Section 2.06 and under this Agreement (including, without limitation, pursuant to Section 2.05 and Section 7.03(b)) shall be accompanied by all accrued interest on the principal amount being repaid or prepaid to the date of prepayment, if any, and all other fees and amounts required under this Section 2.06 and under this Agreement (including, without limitation, pursuant to Section 2.06(d), Section 2.09(a) and Section 2.11). Section 2.07. Interest on Advances. (a) Interest on Advances. The Borrower shall pay interest on the unpaid principal amount of each Advance made by each Bank from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum (but subject to the provisions of Section 10.08): (i) if such Advance is a Base Rate Advance, a rate per annum, commencing on the applicable borrowing date, equal to the Base Rate in effect from time to time for such Advance plus the Applicable Rate (as such rate is set forth under the 50 caption “Base Rate Spread” in the definition of the Applicable Rate) in effect from time to time for such Advance, payable on each Interest Payment Date; and (ii) if such Advance is a Term Benchmark Advance, a rate per annum equal at all times during the Interest Period for such Advance to the sum of the Adjusted Term SOFR Rate for such Interest Period plus the Applicable Rate (as such rate is set forth under the caption “Term Benchmark Spread” in the definition of the Applicable Rate) in effect from time to time for such Advance, payable on each Interest Payment Date. (b) [Reserved]. (c) Payment of Interest. All accrued but unpaid interest on all Advances shall be due and payable in arrears on the Interest Payment Dates related thereto. Section 2.08. Interest Rate Determination. The Administrative Agent shall give prompt notice to the Borrower and the Banks of the applicable interest rate for each Term Benchmark Advance determined by the Administrative Agent for purposes of Section 2.07. Section 2.09. Fees. (a) Unused Fee. The Borrower agrees to pay to the Administrative Agent, for the account of each Bank in accordance with its Applicable Percentage, an unused fee (the “Unused Fee”) on the unused portion of the Total Commitments of the Banks from the date hereof until the applicable Termination Date in an amount equal to the Unused Fee Rate therefor (as such rate is set forth under the definition of the Applicable Rate) multiplied by the actual daily amount by which the Aggregate Commitments exceeds the aggregate outstanding Revolving Credit Exposure, payable in arrears in quarterly installments on the date that is fifteen calendar days after the last day of each calendar quarter (with respect to the amount of such fee accrued to and including the last day of each calendar quarter) so long as any Advance or Letter of Credit is outstanding or any Bank has any Commitment, on the effective date of any reduction or termination of the Total Commitment pursuant to Section 2.05 and on the applicable Termination Date. (ba) Administrative Agent’s Fees. The Borrower agrees to pay to the Administrative Agent, for its sole account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent. (cb) Letter of Credit Fees. The Borrower agrees to pay (i) to the Administrative Agent for the account of each Bank a participation fee with respect to its participations in each outstanding Letter of Credit, which shall accrue on the daily maximum stated amount then available to be drawn under such Letter of Credit at the same Applicable Rate used to determine the interest rate applicable to Term Benchmark Advances, during the period from and including the Effective Date to but excluding the later of the date on which such Bank’s Commitment terminates and the date on which such Bank ceases to have any LC Exposure, and (ii) to each Issuing Bank for its own account a fronting fee with respect to each Letter of Credit issued by such Issuing Bank, which shall accrue at the rate of 0.125% per annum on the daily maximum stated amount then available to be drawn under such Letter of Credit, during the period from and including the Effective Date to but excluding the later of the date of termination of the 51

Commitments and the date on which there ceases to be any LC Exposure with respect to Letters of Credit issued by such Issuing Bank, as well as such Issuing Bank’s standard fees with respect to the issuance, amendment or extension of any Letter of Credit and other processing fees, and other standard costs and charges, of such Issuing Bank relating the Letters of Credit as from time to time in effect. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the fifteenth day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to an Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). Section 2.10. Payments; Computations; Interest on Overdue Amounts; Retroactive Adjustments of Applicable Rate. (a) The Borrower shall make each payment hereunder and under the Notes to be made by it not later than 11:00 A.M. (New York City time) on the day when due in U.S. Dollars to the Administrative Agent at its address referred to in Section 10.02 in same day funds, without setoff, recoupment or counterclaim. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal, interest or fees ratably (other than amounts payable pursuant to Section 2.06(d), 2.07(b), 2.11, 2.12, 2.14 or 2.15, which shall not necessarily be paid ratably to the Banks in accordance with their respective Total Commitment and other than amounts pursuant to Section 2.09(b) which shall be for the Administrative Agent’s sole account) to the Banks in accordance with their respective Total Commitment for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Bank to such Bank for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. In no event shall any Bank be entitled to share any fees paid to the Administrative Agent pursuant to Section 2.09(b). (ba) All interest and fees hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Base Rate at times when the Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent (or, in the case of Section 2.07(b), by a Bank) of an interest rate hereunder shall be conclusive and binding for all purposes, absent error. (cb) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be, provided, however, that if such extension would cause payment of interest on or principal of Term Benchmark Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day. (dc) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due by the Borrower to any Bank hereunder that the 52

Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each such Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each such Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the greater of the Overnight Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing. (ed) Notwithstanding the foregoing, upon the occurrence and during the continuance of any Default, the Applicable Rate shall automatically be increased by 2% per annum (the “Default Rate”). (fe) If, as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any other reason, the Borrower or the Banks determine that (i) the Debt to Cash Flow Ratio as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Debt to Cash Flow Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Banks promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent or any Bank), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This clause (f) shall not limit the rights of the Administrative Agent or any Bank, as the case may be, under Section 2.07(b), 2.10, 2.11 or 2.12 or under Article VIII. The Borrower’s obligations under this clause (f) shall survive the termination of the Aggregate Commitments and the repayment of all other Obligations hereunder. Section 2.11. Consequential Losses on Term Benchmark Advances. If (a) any payment (or purchase pursuant to Section 2.13) of principal of any Term Benchmark Advance made to the Borrower is made other than on an Interest Payment Date relating to such Advance, as a result of a prepayment pursuant to Section 2.06(b) or 2.14 or acceleration of the maturity of the Advances pursuant to Section 8.01 or for any other reason or as a result of any such purchase; (b) a Term Benchmark Advance is converted pursuant to Section 2.04 at a time other than the end of an Interest Period; or (c) the Borrower fails to make a principal or interest payment with respect to any Term Benchmark Advance on the date such payment is due and payable, the Borrower shall, upon demand by any Bank (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Bank any amounts required to compensate such Bank for any additional losses, costs or expenses which it may reasonably incur as a result of any such payment or purchase, including, without limitation, any loss (including loss of reasonably anticipated profits, except in the case of such a purchase pursuant to 53

Section 2.13), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund or maintain such Advance. Section 2.12. Increased Costs. (a) If, due to any Change in Law, there shall be any increase in the cost to any Bank of agreeing to make or making, funding or maintaining any Term Benchmark Advance to the Borrower or participating in, issuing or maintaining any Letter of Credit, then the Borrower shall from time to time, upon demand by such Bank (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Bank additional amounts sufficient to compensate such Bank for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrower and the Administrative Agent by such Bank, shall be prima facie evidence of the amount of such increased cost. Promptly after any Bank becomes aware of any such introduction, change or proposed compliance, such Bank shall notify the Borrower thereof, provided that the failure to provide such notice shall not affect such Bank’s rights hereunder, except that such Bank’s right to recover such increased costs from the Borrower for any period prior to such notice shall be limited to the period of ninety (90) days immediately prior to the date such notice is given to the Borrower. (ba) If any Bank determines that any Change in Law affects or would affect the amount of capital or liquidity required or expected to be maintained by such Bank or any corporation controlling such Bank and that the amount of such capital or liquidity is increased by or based upon the existence of such Bank’s Advances or commitment to lend to the Borrower or participate in Letters of Credit hereunder, or the Issuing Bank’s commitment to issue or maintain Letters of Credit hereunder, and other commitments of this type, then, upon receipt of a demand by such Bank (with a copy of such demand to the Administrative Agent), the Borrower shall, within ten (10) days of such demand, notify such Bank and the Administrative Agent if the Borrower desires to replace such Bank in accordance with Section 2.13. If the Borrower either fails to notify such Bank and the Administrative Agent in accordance with the prior sentence or fails to replace such Bank within the time periods specified in Section 2.13, the Borrower shall promptly pay to the Administrative Agent for the account of such Bank, from time to time as specified by such Bank, additional amounts sufficient to compensate such Bank or such corporation in the light of such circumstances, to the extent that such Bank reasonably determines such increase in capital or liquidity to be allocable to the existence of such Bank’s commitment to lend to the Borrower or participate in Letters of Credit hereunder, or the Issuing Bank’s commitment to issue or maintain Letters of Credit hereunder. A certificate as to such amounts submitted to the Borrower and the Administrative Agent by such Bank shall be conclusive and binding for all purposes, absent error. Section 2.13. Replacement of Banks. In the event that (a) any Bank makes a demand for payment under Section 2.07(b) or Section 2.12, (b) the Borrower is required to make any payment in respect of Taxes or Other Taxes pursuant to Section 2.15, (c) any Bank becomes a Defaulting Bank or (d) any Bank does not consent to any proposed amendment, supplement, modification, consent or waiver of any provision of this Agreement or any other Credit Document that requires the consent of each of the Banks or each of the Banks affected thereby (so long as the consent of the Majority Banks has been obtained), the Borrower may within ninety (90) days of the applicable event, if no Default then exists, replace such Bank with another commercial bank, financial institution or other Person in accordance with all of the 54 provisions of Section 10.06(a) (including execution of an appropriate Assignment), provided that (i) all obligations of such Bank to lend hereunder shall be terminated and the Advances payable to such Bank, its participations in LC Disbursements and all other obligations owed to such Bank hereunder shall be purchased in full without recourse at par plus accrued interest at or prior to such replacement, (ii) such replacement shall be reasonably satisfactory to the Administrative Agent, (iii) if such replacement bank is not already a Bank hereunder, the Borrower (and, for avoidance of doubt, not the replacement bank) shall pay to the Administrative Agent an assignment fee of $3,500 in connection with such replacement, (iv) such replacement shall, from and after such replacement, be deemed for all purposes to be a “Bank” hereunder with a Commitment in the amount of the respective Commitment of the assigning Bank immediately prior to such replacement (plus, if such replacement bank is already a Bank prior to such replacement, the respective Commitment of such Bank prior to such replacement), as such amount may be changed from time to time pursuant hereto, and shall have all of the rights, duties and obligations hereunder of the Bank being replaced, and (v) such other actions shall be taken by the Borrower, such Bank and such replacement bank as may be appropriate to effect the replacement of such Bank with such replacement bank on terms such that such replacement bank has the same rights, duties and obligations hereunder as such Bank (including, without limitation, execution and delivery of new Notes to such replacement bank if such replacement bank shall so request, redelivery to the Borrower in due course of any Notes payable to such Bank and specification of the address and notice information contemplated by Schedule I as to such replacement bank). Section 2.14. Illegality; Alternate Rate of Interest. (a) Notwithstanding any other provision of this Agreement, if any Bank shall notify the Administrative Agent that the introduction of or any change in or in the interpretation of any Law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for such Bank or its Applicable Lending Office to make any Advance whose interest is determined by reference to the Term SOFR Rate or to continue to fund or maintain any Advance hereunder whose interest is determined by reference to the Term SOFR Rate or any Governmental Authority has imposed material restrictions on the authority of such Bank to purchase or sell, or to take deposits of, Dollars in the applicable offshore interbank market, then, on notice thereof to the Borrower by the Administrative Agent, (i) the obligation of such Bank to make or continue any Term Benchmark Advance or to convert Base Rate Advance to Term Benchmark Advance shall be suspended until the Administrative Agent shall notify the Borrower and the Bank that the circumstances causing such suspension no longer exist, (ii) the Term Benchmark Advances then outstanding of such Bank, together with all accrued interest thereon and all amounts payable pursuant to Section 2.11, shall be automatically converted to Base Rate Advances, or, at the option of the Borrower, prepaid in full, unless such Bank shall determine in good faith in its sole opinion that it is lawful to maintain such Term Benchmark Advances made by such Bank to the end of the Interest Period then applicable thereto, and (iii) if such notice asserts the illegality of such Bank making or maintaining Base Rate Advances the interest rate on which is determined by reference to the Term 55

SOFR Rate component of the Base Rate, the interest rate on which Base Rate Advances of such Bank shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR Rate component of the Base Rate, in each case until such Bank notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. (b) Subject to clauses (c), (d), (e), (f) and (g) of this Section 2.14: (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR Rate (including because the Term SOFR Reference Rate is not available or published on a current basis), for such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Adjusted Daily Simple SOFR; or (ii) the Administrative Agent is advised by the Majority Banks that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Adjusted Term SOFR Rate for such Interest Period will not adequately and fairly reflect the cost to such Banks (or Bank) of making or maintaining their Advances (or its Advance) included in such Borrowing for such Interest Period or (B) at any time, Adjusted Daily Simple SOFR will not adequately and fairly reflect the cost to such Banks (or Bank) of making or maintaining their Advances (or its Advance) included in such Borrowing; then the Administrative Agent shall give notice thereof to the Borrower and the Banks by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Borrower and the Banks that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new notice in accordance with the terms of Section 2.04(a) or a new Notice of Borrowing in accordance with the terms of Section 2.02, any notice pursuant to Section 2.04(a) that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and any Notice of Borrowing that requests a Term Benchmark Borrowing shall instead be deemed to be a notice pursuant to Section 2.04(a) or a Notice of Borrowing Request, as applicable, for (x) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not also the subject of Section 2.14(b)(i) or (ii) above or (y) an ABR Borrowing if the Adjusted Daily Simple SOFR also is the subject of Section 2.14(b)(i) or (ii) above; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then all other Types of Borrowings shall be permitted. Furthermore, if any Term Benchmark Advance or RFR Advance is outstanding on the date of the Borrower’s receipt of the notice from the Administrative Agent referred to in this Section 2.14(b) with respect to a Relevant Rate applicable to such Term Benchmark Advance or RFR Advance, then until (x) the Administrative Agent notifies the Borrower and the Banks that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new notice in accordance with the terms of Section 2.04(a) or a new Notice of Borrowing in accordance with the terms of Section 2.02, (1) any Term Benchmark Advance shall on the last day of the Interest Period applicable to such Advance, be converted by the Administrative Agent to, and 56 shall constitute, (x) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not also the subject of Section 2.14(b)(i) or (ii) above or (y) an ABR Advance if the Adjusted Daily Simple SOFR also is the subject of Section 2.14(b)(i) or (ii) above, on such day and (2) any RFR Advance shall on and from such day be converted by the Administrative Agent to, and shall constitute an ABR Advance. (c) Notwithstanding anything to the contrary herein or in any other Credit Document (and any Swap Contract shall be deemed not to be a “Credit Document” for purposes of this Section 2.14), if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark (including any related adjustments) for all purposes hereunder and under any Credit Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Credit Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Banks without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Banks comprising the Majority Banks. (d) Notwithstanding anything to the contrary herein or in any other Credit Document, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Credit Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Credit Document. (e) The Administrative Agent will promptly notify the Borrower and the Banks of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (f) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Bank (or group of Banks) pursuant to this Section 2.14, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Credit Document, except, in each case, as expressly required pursuant to this Section 2.14. (f) Notwithstanding anything to the contrary herein or in any other Credit Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) 57 if the then-current Benchmark is a term rate (including the Term SOFR Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (g) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for (i) a Term Benchmark Borrowing or RFR Borrowing of, conversion to or continuation of Term Benchmark Advances to be made, converted or continued or (ii) a RFR Borrowing or conversion to RFR Loans, during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any request for a Term Benchmark Borrowing or RFR Borrowing, as applicable, into a request for a Borrowing of or conversion to (A) solely with respect to any such request for a Term Benchmark Borrowing, an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (B) an ABR Borrowing if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR. Furthermore, if any Term Benchmark Advance or RFR Advance is outstanding on the date of the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Advance or RFR Advance, then until such time as a Benchmark Replacement is implemented pursuant to this Section 2.14, (1) any Term Benchmark Advance shall on the last day of the Interest Period applicable to such Advance, be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (y) an ABR Advance if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event, on such day and (2) any RFR Advance shall on and from such day be converted by the Administrative Agent to, and shall constitute an ABR Advance. Section 2.15. Taxes. (a) Any and all payments by the Borrower or a Guarantor hereunder or under the Notes or any other Credit Document shall be made in accordance with Section 2.10, and subject to Applicable Law and Sections 2.15(c), 2.15(e) and 2.16, free and clear of and without deduction for any and all taxes, levies, imposts, deductions, charges or withholdings (including backup withholding) with respect thereto, and all liabilities with respect thereto, including any interest, additions to tax or penalties applicable thereto (all such taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as “Taxes”). If the Borrower or a Guarantor shall be required by Law to deduct any Taxes from or in respect of any sum payable by it hereunder or under any Note or other Credit Document to any 58

Bank or the Administrative Agent, (y) the Borrower or such Guarantor, as the case may be, shall make such deductions and (z) the Borrower or such Guarantor, as the case may be, shall timely pay the full amount deducted to the relevant taxation authority or other authority in accordance with Applicable Law, rules and regulations, and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower or such Guarantor, as the case may be, shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) such Bank or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deduction or withholding been made. (ba) In addition, the Borrower or a Guarantor, as the case may be, agrees to pay any present or future stamp or documentary taxes or any other charges or similar levies which arise from any payment made by the Borrower or such Guarantor hereunder or under any Note or other Credit Document executed by it or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any Note or other Credit Document (hereinafter referred to as “Other Taxes”). (cb) Within thirty (30) days after the date of the payment of Taxes by or at the direction of the Borrower or such Guarantor, the Borrower will furnish to the Administrative Agent, at its address referred to in Section 10.02, the original or a certified copy of a receipt evidencing payment thereof. If a Bank receives from the relevant jurisdiction imposing such Tax a refund of a specific Tax item for which it has been indemnified by the Borrower with respect to which the Borrower has paid additional amounts pursuant to this Section 2.15, it shall pay the Borrower an amount equal to such refund, together with any interest paid by such jurisdiction with respect to such refund, provided that the Borrower, upon the request of such Bank, agrees to promptly repay the amount (or portion thereof) paid over to the Borrower by such Bank in the event such Bank is required to repay the refund (or portion thereof) to such jurisdiction. (dc) Without prejudice to the survival of any other agreement of the Borrower or the Guarantors hereunder, the agreements and obligations of the parties contained in this Section 2.15 shall survive the payment in full of principal and interest hereunder and under the Notes and other Credit Documents. (ed) Each Bank that is organized under the laws of any jurisdiction other than the United States of America or any state or political subdivision thereof (for purposes of this Section 2.15(e), each a “Non-U.S. Bank”) shall deliver to the Borrower and the Administrative Agent on or prior to Effective Date or upon the effectiveness of any Assignment, or at such other times prescribed by Applicable Law, (i) two (2) properly completed and signed originals of United States of America Internal Revenue Service form W-8BEN-E, W-BEN or W-8ECI, as appropriate, or any successor applicable form, as the case may be, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party that eliminates or reduces the rate of withholding tax on payments under this Agreement and the other Credit Documents or certifying that the income receivable pursuant to this Agreement and the other Credit Documents is effectively connected with the conduct of a trade or business in the United States, or (ii) if such Non-U.S. Bank is not a “bank” or other Person described in Code Section 881(c)(3), two properly completed and signed originals of a statement substantially in the form of Exhibit E hereto, together with two properly completed and signed originals of 59

Internal Revenue Service form W-8BEN-E (or W-BEN if applicable), upon which the Borrower is entitled to rely, from any such Non-U.S. Bank or any successor applicable form, together with any other certificate or statement of exemption or reduction required under the Code, in order to establish that such Non-U.S. Bank is entitled to treat the interest payments under this Agreement and the other Credit Documents as portfolio interest that is exempt from withholding tax under the Code. Thereafter, upon the reasonable request of the Borrower or the Administrative Agent, each such Non-U.S. Bank shall (A) upon the obsolescence of any form previously delivered by such Non-U.S. Bank, promptly submit to the Administrative Agent and the Borrower such additional properly completed and signed originals of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to qualify for a deduction in United States withholding taxes, or such evidence as is reasonably satisfactory to the Borrower and the Administrative Agent of an available exemption from United States withholding taxes, in respect of all payments to be made to such Non-U.S. Bank by the Borrower pursuant to the Credit Documents, and (B) promptly notify the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption. If a payment made to a Bank hereunder or under any Note or other Credit Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Bank were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Bank shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Bank has complied with such Bank’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this paragraph (e), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. A Non-U.S. Bank shall not be required to deliver any form or statement pursuant to this Section 2.15 that such Non-U.S. Bank is not legally able to deliver. The Borrower shall not be required to pay additional amounts to any Bank pursuant to this Section 2.15 to the extent that such Bank did not qualify for a complete exemption from United States withholding taxes at the time such Bank became a party to this Agreement and to the extent that the obligation to pay additional amounts would not have arisen but for the failure of such Bank to comply with this paragraph (e), except to the extent such Bank is not able to comply as a result of a change in law. Any assignee of all or any portion of any Bank’s rights and obligations under this Agreement shall be subject to this Section 2.15(e). For purposes of this Section 2.15, Applicable Law includes FATCA. (fe) Upon the reasonable request of the Borrower, any Bank claiming any additional amounts payable pursuant to this Section 2.15 shall use its reasonable efforts (consistent with its internal policies and requirements of Law) to change the jurisdiction of its Applicable Lending Office if such a change would reduce any such additional amounts (or any similar amount that may thereafter accrue) and would not, in the sole determination of such Bank, be otherwise disadvantageous to such Bank. 60

(gf) The Borrower or the applicable Guarantor shall indemnify the Administrative Agent and each Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by the Administrative Agent or such Bank, as applicable, or required to be withheld or deducted from a payment to the Administrative Agent or such Bank, as applicable, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Bank (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Bank, shall be conclusive absent error. (hg) Each Bank shall severally indemnify the Administrative Agent, within 10 days after written demand therefor, for (i) any Indemnified Taxes attributable to such Bank (but only to the extent that the Borrower or the applicable Guarantor has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower and such Guarantor to do so), (ii) any Taxes attributable to such Bank’s failure to comply with the provisions of Section 10.06(e) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Bank, in each case, that are payable or paid by the Administrative Agent in connection with any Credit Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Bank by the Administrative Agent shall be conclusive absent error. Each Bank hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Bank under any Credit Document or otherwise payable by the Administrative Agent to the Bank from any other source against any amount due to the Administrative Agent under this paragraph (h). Section 2.16. Payments Pro Rata. Except as provided in Sections 2.06(d), 2.07(b), 2.09(b), 2.11, 2.12, 2.14 or 2.15, each of the Banks agrees that if it should receive any payment (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker’s lien, by counterclaim or cross action, by the enforcement of any right under this Agreement or the Notes or other Credit Documents, or otherwise) in respect of any obligation of the Borrower or the Guarantors hereunder or under the Notes or other Credit Documents of a sum which with respect to the related sum or sums received by other Banks in accordance with their respective applicable Commitments is in a greater proportion than the total amount of principal, unreimbursed LC Disbursements, interest, fees or any other obligation incurred hereunder, as the case may be, then owed and due to such Bank bears to the total amount of principal, unreimbursed LC Disbursements, interest, fees or any such other obligation then owed and due to all of the Banks in accordance with their respective applicable Commitments immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse from the other Banks an interest in the obligations of the Borrower to such Banks in such amount as shall result in a proportional participation by all of the Banks in accordance with their respective applicable Commitments in the aggregate unpaid amount of principal, unreimbursed LC Disbursements, interest, fees or any such other obligation, as the case may be, owed to all of the Banks in accordance with their respective applicable Commitments, provided that if all or any portion of such excess payment is thereafter recovered 61 from such purchasing Bank, such purchase from each other Bank in accordance with their respective Commitments shall be rescinded and each such other applicable Bank shall repay to the purchasing Bank the purchase price to the extent of such other Bank’s ratable share (according to the proportion of (i) the amount of the participation purchased from such other Bank as a result of such excess payment to (ii) the total amount of such excess payment) of such recovery together with an amount equal to such other Bank’s ratable share (according to the proportion of (a) the amount of such other Bank’s required repayment to (b) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this Section 2.16 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Borrower in the amount of such participation. Section 2.17. Increase in Commitments; Incremental Term Facilities. (a) Commitment Increases. The Borrower may at any time and from time to time, by written notice to the Administrative Agent (which shall promptly deliver a copy to the Banks) executed by a Responsible Officer of the Borrower and one or more financial institutions (any such financial institution referred to in this Section being called an “Increasing Bank”), which may include any Bank, cause the Commitments of the Increasing Banks to be increased (or cause the Increasing Banks to extend new Commitments) (each such increase and/or new Commitment, a “Commitment Increase”) in an amount for each Increasing Bank (which shall not be less than $10,000,000) set forth in such notice, provided that (i) no Bank shall have any obligation to increase its Commitment pursuant to this paragraph, (ii) the sum of the cumulative aggregate amount of all the Commitment Increases established under this Section 2.17(a), the cumulative aggregate original amount of all the Incremental Term Commitments established pursuant to the Fixed Incremental Amount under Section 2.17(b), and the aggregate original amount of all Incremental Equivalent Debt incurred pursuant to the Fixed Incremental Amount under Section 7.09(vii) shall not, on the date of effectiveness of any Commitment Increase under this Section 2.17(a), exceed the Fixed Incremental Amount in effect on such date, (iii) each Increasing Bank, if not already a Bank hereunder, shall be subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld) and (iv) each Increasing Bank, if not already a Bank hereunder, shall become a party to this Agreement by completing and delivering to the Administrative Agent a duly executed accession agreement in a form reasonably satisfactory to the Administrative Agent and the Borrower (an “Accession Agreement”). New Commitments and increases in Commitments shall become effective on the date specified in the applicable notices delivered pursuant to this Section 2.17. Upon the effectiveness of any Accession Agreement to which any Increasing Bank is a party, such Increasing Bank shall thereafter be deemed to be a party to this Agreement and shall be entitled to all rights, benefits and privileges accorded a Bank hereunder and subject to all obligations of a Bank hereunder. Notwithstanding the foregoing, no increase in the Total Commitments (or in the Commitment of any Bank) pursuant to this paragraph shall become effective unless (i) the Administrative Agent shall have received documents consistent with those delivered under Section 3.01(a)(ii) through (v), giving effect to such increase, (ii) on the effective date of such increase, the representations and warranties of the Borrower and the Guarantors set forth in this Agreement shall be true and correct in all material respects and no Default shall have occurred 62 and be continuing or would result therefrom, and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Borrower, and (iii) (x) upon the reasonable request of any Bank made at least five (5) days prior to the effectiveness of any Accession Agreement, the Borrower shall have provided to such Bank, and such Bank shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least three (3) Business Days prior to the effectiveness of any Accession Agreement and (y) at least three (3) Business Days prior to the effectiveness of any Accession Agreement, any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each Bank that so requests, a Beneficial Ownership Certification in relation to such Loan Party. On the effective date of any increase in the Commitments pursuant to this Section 2.17, to the extent there are outstanding Advances, the parties hereto shall implement such arrangements as may be agreed upon by the Borrower and the Administrative Agent to ensure that the proportion between the Banks’ outstanding Advances, after giving effect to such increase, and their respective Commitments, after giving effect to such increase, will be re-established, and the effectiveness of such increase shall be conditioned on the implementation of such arrangements. (b) Incremental Term Facilities. (i) The Borrower may at any time and from time to time, by written notice to the Administrative Agent, request the establishment of Incremental Term Commitments (it being agreed that the Borrower shall not be obligated to offer to any Bank the opportunity to participate in any Incremental Term Facility); provided that the sum of the cumulative aggregate original amount of all the Incremental Term Commitments established under this Section 2.17(b), the cumulative aggregate amount of all the Commitment Increases established under Section 2.17(a) and the aggregate original amount of all Incremental Equivalent Debt incurred under Section 7.09(vii) shall not, on the date of effectiveness of any Incremental Term Commitments under this Section 2.17(b), exceed the Maximum Incremental Amount in effect on such date. Each such notice shall specify (A) the date on which the Borrower proposes that the Incremental Term Commitments, as applicable, shall be effective, which shall be a date not less than five (5) Business Days (or such shorter period as may be agreed to by the Administrative Agent) after the date on which such notice is delivered to the Administrative Agent and (B) the amount of the Incremental Term Commitments, as applicable, being requested (it being agreed that (x) any Bank approached to provide any Incremental Term Commitment may elect or decline, in its sole discretion, to provide such Incremental Term Commitment and (y) any Person that the Borrower proposes to become an Incremental Term Lender, if such Person is not then a Bank, must be an Eligible Assignee). (ii) The terms and conditions of any Incremental Term Facility and the Incremental Term Loans to be made thereunder shall be, except as otherwise set forth herein or in the applicable Incremental Term Facility Amendment, substantially identical to those of (x) if any Incremental Term Loans then exist, such existing Incremental Term Loans or (y) if no Incremental Term Loans then exist, the Commitments and Advances 63

(with appropriate modifications to reflect nature of such Incremental Term Facility and the Incremental Term Loans to be made thereunder as term loans); provided that (i) the fees, interest rates, call protection, mandatory prepayments and amortization schedule applicable to any Incremental Term Facility and Incremental Term Loans shall be determined by the Borrower and the Incremental Term Lenders providing the relevant Incremental Term Commitments, (ii) the weighted average life to maturity of any such Incremental Term Loans shall be no shorter than the remaining weighted average life to maturity of the tranche of existing Incremental Term Loans (if any) with the longest remaining weighted average life to maturity at such time (or, in the case of Incremental Term Loans which are Term B Loans, the weighted average life to maturity of any then-existing tranche of Term B Loans with the longest remaining weighted average life to maturity at such time), (iii) any such Incremental Term Facility will mature no earlier than the Latest Maturity Date at such time (or, in the case of Incremental Term Loans which are Term B Loans, the latest maturity date then applicable to any then-existing tranche of Term B Loans), (iv) the terms and conditions of any Incremental Term Facility and the Incremental Term Loans to be made thereunder shall not be materially more favorable, taken as a whole (other than fees, interest rates, call protection, mandatory prepayments and amortization schedule applicable to any such Incremental Term Facility and such Incremental Term Loans), to the lenders providing such Incremental Term Facility than (x) if any Incremental Term Loans then exist, the terms applicable to such existing Incremental Term Loans (or, in the case of any such Incremental Term Loans which are Term B Loans, the terms and conditions applicable to any such Term B Loans) or (y) if no Incremental Term Loans then exist, the terms applicable to the Commitments and Advances (in each case as determined by the Borrower in good faith, which determination shall be conclusive), other than (A) (I) covenants or other provisions applicable only to periods after the Latest Maturity Date at such time and (II) covenants or other provisions that are also for the benefit of the Banks and Incremental Term Lenders in respect of the Advances, Commitments, Incremental Term Loans and Incremental Term Commitments outstanding at the time such Incremental Term Facility is incurred and (B) to the extent required by the lenders providing such Incremental Term Facility, customary “most-favored-nation” protection, call protection, and mandatory prepayments, in each case, which may be applicable solely with respect to such Incremental Term Facility (it being understood that to the extent a mandatory prepayment is required in connection with the establishment of an Incremental Term Facility, such mandatory prepayment (to the extent set forth in the applicable Incremental Term Facility Amendment establishing such Incremental Term Facility) shall be applied ratably to all then-existing Incremental Term Loans); provided, that, a Financial Officer of the Borrower shall have delivered a certificate to the Administrative Agent at least two (2) Business Days prior to the incurrence of such Incremental Term Facility (or such shorter period of time as may reasonably be agreed by the Administrative Agent), together with a summary of the material terms and conditions of such Incremental Term Facility, stating that the Borrower has determined in good faith that such material terms and conditions satisfy the requirements set forth in this clause (iv), which determination shall be conclusive, (v) in the case of any Incremental Term Loans that are Term B Loans, such Incremental Term Loans that are Term B Loans may, to the extent so provided in the applicable Incremental Term Facility Amendment, specify whether (x) the applicable 64

Term B Lenders shall have any voting rights in respect of the covenant set forth in Section 7.01 (it being agreed that if any Term B Loans are incurred at a time when a tranche of Term B Loans already exists, and such subsequently incurred Term B Loans shall have such voting rights, all then outstanding Term B Loans shall also have similar voting rights) and (y) any breach of the covenant set forth in Section 7.01 would result in a Default or Event of Default for such Term B Lenders prior to an acceleration of the Commitments and/or Advances by the applicable Lenders in accordance with the terms hereof as a result of such breach (it being agreed that if any Term B Loans are incurred at a time when a tranche of Term B Loans already exists, and such subsequently incurred Term B Loans shall have such a default, all then outstanding Term B Loans shall also have a similar default), (vi) all Incremental Term Facilities shall be secured by the Collateral on a pari passu basis with the other Obligations and (vii) no Incremental Term Facility shall be secured by any property or assets of the Borrower or any of their Subsidiaries other than the Collateral or be guaranteed by any Person other than the Borrower and the Guarantors. Any Incremental Term Commitments established pursuant to an Incremental Facility Amendment that have identical terms and conditions, and any Incremental Term Loans made thereunder, shall be designated as a separate tranche of Incremental Term Commitments and Incremental Term Loans for all purposes of this Agreement. (iii) The Incremental Term Commitments and Incremental Term Facilities relating thereto shall be effected pursuant to one or more Incremental Term Facility Amendments executed and delivered by the Borrower, each Incremental Term Lender providing such Incremental Term Commitments and Incremental Term Facilities and the Administrative Agent; provided that no Incremental Term Commitments shall become effective unless, subject to customary Sungard-style limited conditionality provisions to the extent agreed by the Incremental Term Lenders providing such Incremental Commitments, (i) no Default or Event of Default shall have occurred and be continuing immediately before and after giving effect to such Incremental Term Commitments and the making of Incremental Term Loans thereunder to be made on such date, (ii) on the date of effectiveness thereof, the representations and warranties of the Borrower and the Guarantors set forth in this Agreement shall be true and correct in all material respects and (iii) both before and after giving effect to the incurrence of such Debt, the Loan Parties are in compliance with Section 7.01; provided further that the Borrower shall have delivered to the Administrative Agent a certificate of a Financial Officer of the Borrower to the effect set forth in clauses (i), (ii) and (iii) above. Notwithstanding anything to the contrary in this Agreement, each Incremental Term Facility Amendment may, without the consent of any Bank or any other Incremental Term Lender (for the avoidance of doubt, other than any Incremental Term Lender providing such Incremental Term Facility), effect such amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to give effect to the provisions of this Section 2.17. (c) This Section 2.17 shall supersede any provisions in Section 2.13 or 10.01 to the contrary. 65

Section 2.18. Defaulting Banks. Notwithstanding anything to the contrary contained in this Agreement, if any Bank becomes a Defaulting Bank, then, until such time as that Bank is no longer a Defaulting Bank, to the extent permitted by applicable law: (a) Waivers and Amendments. That Defaulting Bank’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 10.01. (b) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Bank (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Bank pursuant to Section 10.05), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Bank to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Bank to any Issuing Bank hereunder; third, to cash collateralize LC Exposure with respect to such Defaulting Bank in accordance with this Section; fourth, if so determined by the Administrative Agent, to be held as cash collateral for future funding obligations of that Defaulting Bank; fifth, as the Borrower may request (so long as no Default exists), to the funding of any Advance in respect of which that Defaulting Bank has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; sixth, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to (x) satisfy obligations of that Defaulting Bank to fund Advances under this Agreement and (y) cash collateralize future LC Exposure with respect to such Defaulting Bank with respect to future Letters of Credit issued under this Agreement, in accordance with this Section; seventh, to the payment of any amounts owing to the Banks or the Issuing Banks as a result of any judgment of a court of competent jurisdiction obtained by any Bank or Issuing Bank against that Defaulting Bank as a result of that Defaulting Bank’s breach of its obligations under this Agreement; eighth, so long as no Default exists to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Bank as a result of that Defaulting Bank’s breach of its obligations under this Agreement; and ninth, to that Defaulting Bank or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Advances or LC Disbursements in respect of which that Defaulting Bank has not fully funded its appropriate share and (y) such Advances were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 3.02 were satisfied or waived, such payment shall be applied solely to pay the Advances of, and LC Disbursements owed to, all non-Defaulting Banks on a pro rata basis in accordance with their applicable Commitment (computed without giving effect to the applicable Commitment of any Defaulting Bank) prior to being applied to the payment of any Advances or LC Disbursements owed to, that Defaulting Bank until such time as all Advances and funded and unfunded participations in the Borrower’s obligations corresponding to such Defaulting Bank’s LC Exposure are held by the Banks pro rata in accordance with the Commitments without giving effect to clause (d) below. Any payments, prepayments or other amounts paid or payable to a Defaulting Bank that are applied (or held) to pay amounts owed by a Defaulting Bank or to post 66 cash collateral pursuant to this Section 2.18(b) shall be deemed paid to and redirected by that Defaulting Bank, and each Bank irrevocably consents hereto. (c) Certain Fees. That Defaulting Banks shall not be entitled to receive any Unused Fee pursuant to Section 2.09(a) for any period during which that Bank is a Defaulting Bank (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Bank). (d) LC Exposure. If any LC Exposure exists at the time such Bank becomes a Defaulting Bank then: (i) all or any part of the LC Exposure of such Defaulting Bank shall be reallocated among the non-Defaulting Banks in accordance with their respective Applicable Percentages but only to the extent that such reallocation does not, as to any non-Defaulting Bank, cause such non-Defaulting Bank’s Revolving Credit Exposure to exceed its Commitment; (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall within one Business Day following notice by the Administrative Agent cash collateralize for the benefit of the Issuing Banks only the Borrower’s obligations corresponding to such Defaulting Bank’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.19(j) for so long as such LC Exposure is outstanding; (iii) if the Borrower cash collateralizes any portion of such Defaulting Bank’s LC Exposure pursuant to clause (ii) above, the Borrower shall not be required to pay any fees to such Defaulting Bank pursuant to Section 2.09(c) with respect to such Defaulting Bank’s LC Exposure during the period such Defaulting Bank’s LC Exposure is cash collateralized; (iv) if the LC Exposure of the non-Defaulting Banks is reallocated pursuant to clause (i) above, then the fees payable to the Banks pursuant to Section 2.09(a) and Section 2.09(c) shall be adjusted in accordance with such non-Defaulting Banks’ Applicable Percentages; and (v) if all or any portion of such Defaulting Bank’s LC Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of any Issuing Bank or any other Bank hereunder, all letter of credit fees payable under Section 2.09(c) with respect to such Defaulting Bank’s LC Exposure shall be payable to the Issuing Banks until and to the extent that such LC Exposure is reallocated and/or cash collateralized. (e) Certain Issuing Bank Provisions. (i) So long as such Bank is a Defaulting Bank, no Issuing Bank shall be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure and the Defaulting Bank’s then outstanding LC Exposure will be 100% 67 covered by the Commitments of the non-Defaulting Banks and/or cash collateral will be provided by the Borrower in accordance with Section 2.18(d), and LC Exposure related to any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Banks in a manner consistent with Section 2.18(d)(i) (and such Defaulting Bank shall not participate therein). (ii) If any Issuing Bank has a good faith belief that any Bank has defaulted in fulfilling its obligations under one or more other agreements in which such Bank commits to extend credit, no Issuing Bank shall be required to issue, amend or increase any Letter of Credit, unless the Issuing Banks shall have entered into arrangements with the Borrower or such Bank, satisfactory to such Issuing Bank to defease any risk to it in respect of such Bank hereunder. (f) Defaulting Bank Cure. If the Borrower, the Administrative Agent and each Issuing Bank agree in writing in their sole discretion that a Defaulting Bank should no longer be deemed to be a Defaulting Bank, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Bank will, to the extent applicable, purchase that portion of outstanding Advances and LC Exposure of the other Banks or take such other actions as the Administrative Agent may determine to be necessary to cause the applicable Advances and LC Exposure to be held on a pro rata basis by the Banks in accordance with their respective applicable Commitment, whereupon that Bank will cease to be a Defaulting Bank; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Bank was a Defaulting Bank; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Bank to Bank will constitute a waiver or release of any claim of any party hereunder arising from that Bank having been a Defaulting Bank. Section 2.19. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Borrower may request any Issuing Bank to issue Letters of Credit denominated in Dollars as the applicant thereof for the support of its or its Subsidiaries’ obligations, in a form reasonably acceptable to such Issuing Bank, at any time and from time to time during the Availability Period; provided that no Issuing Bank shall be under any obligation to issue a Letter of Credit that would result in more than a total of 20 Letters of Credit outstanding. (b) Notice of Issuance, Amendment, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the respective Issuing Bank) to an Issuing Bank selected by it and to the Administrative Agent (reasonably in advance of the requested date of issuance, amendment or extension, but in any event no less than three Business Days) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended or extended, and specifying the date of issuance, amendment or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with 68 paragraph (c) of this Section), the amount and currency of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend or extend such Letter of Credit. In addition, as a condition to any such Letter of Credit issuance, the Borrower shall have entered into a continuing agreement (or other letter of credit agreement) for the issuance of letters of credit and/or shall submit a letter of credit application, in each case, as required by the respective Issuing Bank and using such Issuing Bank’s standard form (each, a “Letter of Credit Agreement”). In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any Letter of Credit Agreement, the terms and conditions of this Agreement shall control. A Letter of Credit shall be issued, amended or extended only if (and upon issuance, amendment or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment or extension (1) unless otherwise agreed by the applicable Issuing Bank in its sole discretion, (x) the aggregate undrawn amount of all outstanding Letters of Credit issued by such Issuing Bank at such time plus (y) the aggregate amount of all LC Disbursements made by such Issuing Bank that have not yet been reimbursed by or on behalf of the Borrower at such time shall not exceed its Letter of Credit Commitment, (2) the LC Exposure shall not exceed the total Letter of Credit Commitments, and (3) no Bank’s Revolving Credit Exposure shall exceed its Commitment. The Borrower may, at any time and from time to time, reduce the Letter of Credit Commitment of any Issuing Bank with the consent of such Issuing Bank; provided that the Borrower shall not reduce the Letter of Credit Commitment of any Issuing Bank if, after giving effect of such reduction, the conditions set forth in clauses (1) through (3) above shall not be satisfied. An Issuing Bank shall not be under any obligation to issue, amend or extend any Letter of Credit if: (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing, amending or extending such Letter of Credit, or any law applicable to such Issuing Bank shall prohibit, or require that such Issuing Bank refrain from, the issuance, amendment or extension of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense that was not applicable on the Effective Date and that such Issuing Bank in good faith deems material to it; or (ii) the issuance, amendment or extension of such Letter of Credit would violate one or more policies of such Issuing Bank applicable to letters of credit generally. (c) Expiration Date. Each Letter of Credit shall expire (or be subject to termination by notice from the applicable Issuing Bank to the beneficiary thereof) at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any extension of the expiration date thereof, one year after such extension) and (ii) the date that is five Business Days prior to the Termination Date. 69

(d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Banks, such Issuing Bank hereby grants to each Bank, and each Bank hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Bank’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Bank hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the respective Issuing Bank, such Bank’s Applicable Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason, including after the Termination Date. Each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Bank acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments. (e) Reimbursement. If an Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount in the currency of such LC Disbursement equal to such LC Disbursement not later than 2:00 p.m., New York City time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 12:00 noon, New York City time, on the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Sections 2.02 and 2.03 that such payment be financed with a Base Rate Borrowing in an equivalent amount, and, in each case, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Base Rate Borrowing. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Bank of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Bank’s Applicable Percentage thereof. Promptly following receipt of such notice, each Bank shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.03(c) with respect to Advances made by such Bank (and Section 2.03(c) shall apply, mutatis mutandis, to the payment obligations of the Banks), and the Administrative Agent shall promptly pay to the respective Issuing Bank the amounts so received by it from the Banks. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the respective Issuing Bank or, to the extent that Banks have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Banks and such Issuing Bank as their interests may appear. Any payment made by a Bank pursuant to this paragraph to reimburse an Issuing Bank for any LC Disbursement (other than the funding of Base Rate Advances as contemplated above) shall not constitute an Advance and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement. 70

(f) Obligations Absolute. The Borrower’s obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, any Letter of Credit Agreement or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the respective Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder. Neither the Administrative Agent, the Banks nor any Issuing Bank, nor any of their respective Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms, any error in translation or any consequence arising from causes beyond the control of the respective Issuing Bank; provided that the foregoing shall not be construed to excuse an Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of an Issuing Bank (as finally determined by a court of competent jurisdiction), such Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, an Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (g) Disbursement Procedures. The Issuing Bank for any Letter of Credit shall, within the time allowed by applicable law or the specific terms of the Letter of Credit following its receipt thereof, examine all documents purporting to represent a demand for payment under such Letter of Credit. Such Issuing Bank shall promptly after such examination notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy or electronic mail) of such demand for payment if such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse such Issuing Bank and the Banks with respect to any such LC Disbursement. 71

(h) Interim Interest. If the Issuing Bank for any Letter of Credit shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full in Dollars on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the reimbursement is due and payable at the rate per annum then applicable to Base Rate Advances and such interest shall be due and payable on the date when such reimbursement is payable; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.10(e) shall apply. Interest accrued pursuant to this paragraph shall be for the account of such Issuing Bank, except that interest accrued on and after the date of payment by any Bank pursuant to paragraph (e) of this Section to reimburse such Issuing Bank for such LC Disbursement shall be for the account of such Bank to the extent of such payment. (i) Replacement and Resignation of an Issuing Bank. (i) An Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Banks of any such replacement of an Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.09(c). From and after the effective date of any such replacement, (x) the successor Issuing Bank shall have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit to be issued by it thereafter and (y) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit or extend or otherwise amend any existing Letter of Credit. (ii) Subject to the appointment and acceptance of a successor Issuing Bank, any Issuing Bank may resign as an Issuing Bank at any time upon thirty days’ prior written notice to the Administrative Agent, the Borrower and the Banks, in which case, such resigning Issuing Bank shall be replaced in accordance with Section 2.19(i)(i) above. (j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Majority Banks (or, if the maturity of the Loans has been accelerated, Banks with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account or accounts with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Banks (the “Collateral Account”), an amount in cash equal to 105% of the LC Exposure in the applicable currencies as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such 72 deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in Section 8.01(e). Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. In addition, and without limiting the foregoing or paragraph (c) of this Section, if any LC Exposure remain outstanding after the expiration date specified in said paragraph (c), the Borrower shall immediately deposit into the Collateral Account an amount in cash equal to 105% of such LC Exposure as of such date plus any accrued and unpaid interest thereon. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse each Issuing Bank for LC Disbursements for which it has not been reimbursed, together with related fees, costs and customary processing charges, and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Banks with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other Obligations. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived. (k) Letters of Credit Issued for Account of Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder supports any obligations of, or is for the account of, a Subsidiary, or states that a Subsidiary is the “account party,” “applicant,” “customer,” “instructing party,” or the like of or for such Letter of Credit, and without derogating from any rights of the applicable Issuing Bank (whether arising by contract, at law, in equity or otherwise) against such Subsidiary in respect of such Letter of Credit, the Borrower (i) shall reimburse, indemnify and compensate the applicable Issuing Bank hereunder for such Letter of Credit (including to reimburse any and all drawings thereunder) as if such Letter of Credit had been issued solely for the account of the Borrower and (ii) irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Subsidiary in respect of such Letter of Credit. The Borrower hereby acknowledges that the issuance of such Letters of Credit for its Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries. 73

ARTICLE III. CONDITIONS Section 3.01. Conditions Precedent to Effectiveness. The obligations of the Banks to make Advances hereunder shall become effective upon the satisfaction of all of the following conditions precedent: (a) Certain Documentation. The Administrative Agent shall have received the following duly executed by all the parties thereto, in form and substance satisfactory to the Administrative Agent and the Banks, and (except for the Notes) in sufficient copies for each Bank: (i) this Agreement duly executed by the Borrower, the Guarantor, each Bank and the Administrative Agent; (ii) the Security Agreement and the Pledge Agreement, each duly executed by the Borrower, each other Loan Party, and the Administrative Agent; (iii) a certificate of the Secretary or an Assistant Secretary of the Borrower certifying (A) the Borrower’s certificate of incorporation and by-laws, (B) the names and true signatures of the officers of the Borrower authorized to sign this Agreement and any Notes and (C) that a true, correct and complete copy of the resolutions of the Borrower’s Board authorizing the transactions contemplated hereby is attached thereto and that such resolutions are in full force and effect; (iv) a certificate of the Secretary or an Assistant Secretary of the Guarantor certifying (A) the Guarantor’s certificate of incorporation and by-laws, (B) the names and true signatures of the officers of the Guarantor authorized to sign this Agreement and (C) that a true, correct and complete copy of the resolutions of the Guarantor’s Board authorizing the making and performance of this Agreement by the Guarantor is attached hereto and that such resolutions are in full force and effect; (v) a favorable opinion of (1) Gibson, Dunn & Crutcher LLP, legal counsel for each of the Borrower and the Guarantors, (2) K&L Gates LLP, Illinois counsel the Guarantors, (3) Hunton Andrews Kurth LLP, Virginia counsel to the Borrower and the Guarantors and (4) Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C., Tennessee counsel to the Borrower and the Guarantors, each dated the Effective Date, in form and substance reasonably acceptable to the Administrative Agent; (vi) certificates, telecopy confirmation or electronic transmission, in each case, as of a date reasonably close to the date hereof from the Secretary of State of the state of incorporation of each of the Borrower and the Guarantor as to the existence and good standing of the Borrower and the Guarantor, as applicable. (vii) Flood Insurance. (a) “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property; and (b) in the event any such property is located in an area identified by the Federal 74

Emergency Management Agency (or any successor agency) as a Special Flood Hazard Area, (x) a notice about special flood hazard area status and flood disaster assistance, duly executed by the Borrower, (y) evidence of flood insurance with a financially sound and reputable insurer, naming the Administrative Agent, as mortgagee, in an amount and otherwise in form and substance reasonably satisfactory to the Administrative Agent, and (z) evidence of the payment of premiums in respect thereof in form and substance reasonably satisfactory to the Administrative Agent. (b) No Material Adverse Change. No event or events which have or would reasonably be expected to have a Material Adverse Effect shall have occurred since June 24, 2020. (c) No Default. No Default or event which, with the giving of notice, the lapse of time or both, would constitute a Default shall have occurred and be continuing. (d) Representations and Warranties. The representations and warranties contained in Article V hereof shall be true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties refer to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date. (e) No Material Litigation. No legal or regulatory action or proceeding shall have commenced and be continuing against the Borrower or any of its Subsidiaries since the date of this Agreement which has, or would reasonably be expected to have, a Material Adverse Effect. (f) Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including fees, charges and disbursements of counsel and all other out of pocket fees and expenses required to be paid or reimbursed by the Borrower (which fees, charges and disbursements of counsel and such other out of pocket fees and expenses shall be limited to those for which invoices have been submitted on or prior to the Effective Date) on or prior to the Effective Date. (g) Certification. The Administrative Agent shall have received a certificate, dated the Effective Date and signed by a Financial Officer, confirming compliance with the conditions set forth in paragraphs (b), (c), (d) and (e) of this Section 3.01. (h) KYC and Beneficial Owner Certification. (x) Delivery, at least five (5) days prior to the Effective Date, of all documentation and other information regarding the Borrower requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, to the extent requested in writing of the Borrower by the Administrative Agent or any Bank at least ten (10) days prior to the Effective Date and (y) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five (5) days prior to the Effective Date, any Bank that has requested, in a written notice to the Borrower at least ten (10) days prior to the Effective Date, a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation in relation to the Borrower shall have received such certification. (i) Termination of Existing Credit Agreement. The Administrative Agent shall have received evidence of the termination of the commitments of the Existing Banks under the 75

Existing Credit Agreement and payment in full of all Obligations (as defined in the Existing Credit Agreement) outstanding under the Existing Credit Agreement, and the termination and release of all guarantees and security interests granted under the Existing Credit Agreement and the other Credit Documents (as defined in the Existing Credit Agreement), in each case in form and substance reasonably satisfactory to the Administrative Agent. (j) Collateral Documents. Each Loan Party shall have delivered: (i) a customary Perfection Certificate, duly executed by each of the Loan Parties, which includes a description of the real and personal properties of such Loan Party, in detail reasonably satisfactory to the Administrative Agent; (ii) proper financing statements in form appropriate for filing under the UCC of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Security Agreement and the other Collateral Documents, covering the Collateral described in the Security Agreement and the other Collateral Documents; (iii) customary Intellectual Property Security Agreements, in form and substance reasonably satisfactory to the Administrative Agent, duly executed by the applicable Loan Parties; and (iv) copies of UCC, United States Patent and Trademark Office and United States Copyright Office, tax and judgment lien searches, or equivalent reports or searches, each of a recent date listing all effective financing statements, lien notices or comparable documents (together with copies of such financing statements and documents) that name any Loan Party as debtor and that are filed in those state and county jurisdictions in which any Loan Party is organized or maintains its principal place of business and such other searches that are required by the Perfection Certificate or that the Administrative Agent deems necessary or appropriate, none of which encumber the Collateral covered or intended to be covered by the Collateral Documents (other than Permitted Liens). Section 3.02. Conditions Precedent to Each Credit Event. The obligation of each Bank to make an Advance on the occasion of any Borrowing, and of each Issuing Bank to issue, amend or extend any Letter of Credit, shall be subject to the further conditions precedent that on the date of such Borrowing or such issuance, amendment or extension of such Letter of Credit, as applicable: (a) the Administrative Agent shall have received a Notice of Borrowing in accordance with Section 2.02 or a request to issue, amend or extend such Letter of Credit in accordance with Section 2.19, as applicable and (b) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing or Letter of Credit request, as applicable, and the acceptance by the Borrower of the proceeds of such Borrowing or the issuance, amendment or extension of such Letter of Credit, as applicable, shall constitute a representation and warranty by the Borrower that on the date of such Borrowing or issuance, amendment or extension of such Letter of Credit, as applicable, such statements are true): 76

(i) the representations and warranties contained in Article V are true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment or extension of such Letter of Credit, as applicable, before and after giving effect to such Borrowing or issuance, amendment or extension of such Letter of Credit, as applicable, and to the application of the proceeds therefrom, as though made on and as of such date, except to the extent that such representations and warranties refer to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date and except that for the purposes of this Section 3.02, the representations and warranties contained in Section 5.04(a) shall be deemed to refer to the most recent statements furnished pursuant to Section 6.02(c); (ii) no event has occurred and is continuing, or would result from such Borrowing or issuance, amendment or extension of such Letter of Credit, as applicable, or from the application of the proceeds therefrom, which constitutes or with the giving of notice, the lapse of time or both, would constitute a Default; and (iii) after giving effect to any Borrowing of Advances or issuance, amendment or extension of any Letter of Credit, as applicable, and all other Borrowings of Advances and issuances, amendments or extensions of Letters of Credit which have been requested on or prior to such date but which have not been made prior to such date, the aggregate Revolving Credit Exposure of any Bank shall not exceed the Total Commitment of such Bank. Section 3.03. Administrative Agent. The Administrative Agent shall notify the Borrower and the Banks of the Effective Date, and such notice shall be conclusive and binding. The Administrative Agent shall be entitled to assume that the conditions set forth in Sections 3.01(b), 3.01(c), 3.01(d), 3.01(e), 3.02(c)(i) and 3.02(c)(ii) have been satisfied unless the Administrative Agent has received, at its address specified herein, actual written notice to the contrary from the Borrower, the Guarantors or a Bank. ARTICLE IV. GUARANTY Section 4.01. Guaranty. Each Guarantor hereby unconditionally guarantees the punctual payment of the Guaranteed Obligations when due, whether at stated maturity, by acceleration or otherwise, and agrees to pay any and all reasonable expenses (including counsel fees and expenses) incurred by the Administrative Agent or any Bank in enforcing any rights hereunder. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts which constitute part of the Guaranteed Obligations and would be owed by the Borrower under this Agreement or any of the Notes but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower. The guaranty set forth in this Article IV is a guaranty of payment and not of collection. Section 4.02. Payment. At the time a Guarantor pays any sum which may become due to the Administrative Agent for the benefit of a Bank under the terms of this Article IV, written 77 notice of such payment shall be delivered to the Administrative Agent by such Guarantor, and in the absence of such notice, any sum received by the Administrative Agent on behalf of a Bank on account of any of the Guaranteed Obligations shall be conclusively deemed paid by the Borrower. All sums paid to the Administrative Agent, on behalf of a Bank, by such Guarantor may be applied by the Administrative Agent, on behalf of a Bank, at its discretion, to any of the Guaranteed Obligations. Section 4.03. Waiver. Each Guarantor hereby waives all notices in connection herewith or in connection with the Guaranteed Obligations, including, without limitation, notice of intent to accelerate and notice of acceleration, and waives diligence, presentment, demand, protest, and suit on the part of the Administrative Agent or any Bank in the collection of any of the Guaranteed Obligations, and agrees that neither the Administrative Agent nor any Bank shall be required to first endeavor to collect any of the Guaranteed Obligations from the Borrower, or any other party liable for payment of the Guaranteed Obligations (hereinafter referred to as an “Obligated Party”), before requiring the Guarantors to pay the full amount of the Guaranteed Obligations. Without impairing the rights of the Administrative Agent or any Bank against the Guarantors, the Borrower or any other Obligated Party, suit may be brought and maintained against the Guarantors at the election of the Administrative Agent or any Bank with or without joinder of the Borrower, or any other Obligated Party, any right to any such joinder being hereby waived by each Guarantor. Section 4.04. Acknowledgments and Representations. Each Guarantor acknowledges and represents to the Administrative Agent and each Bank that it is receiving direct and indirect financial and other benefits as a result of this Article IV; represents to the Administrative Agent and each Bank that after giving effect to this Article IV and the contingent obligations evidenced hereby it is, and will be, Solvent; acknowledges that it will derive substantial direct and indirect benefit from the transactions contemplated by this Agreement; acknowledges that its liability hereunder shall be cumulative and in addition to any other liability or obligation to the Administrative Agent and each Bank, whether the same is incurred through the execution of a note, a similar guaranty, through endorsement, or otherwise; acknowledges that neither the Administrative Agent, any Bank nor any officer, employee, agent, attorney or other representative of any of them has made any representation, warranty or statement to the Guarantors to induce them to execute this Agreement; and each Guarantor acknowledges that it has made its own credit analysis and decision to enter into this Agreement and undertake the guaranty set forth in this Article IV. Section 4.05. Subordination. Notwithstanding anything to the contrary contained herein, any right, claim or action which a Guarantor may have against the Borrower or any other Obligated Party arising out of or in connection with the guaranty set forth in this Article IV or any other document evidencing or securing the Guaranteed Obligations, including, without limitation, any right or claim of subrogation, contribution, reimbursement, exoneration or indemnity, shall be subordinated to the prior payment in full of any amounts then due under this Agreement, the Credit Documents, or the Notes. If any amount shall be paid to a Guarantor on account of any such subrogation, reimbursement, exoneration or indemnity notwithstanding the foregoing subordination, such amount shall be held in trust for the benefit of the Banks and shall 78 forthwith be paid to the Administrative Agent to be credited and applied upon the Guaranteed Obligations then due. Section 4.06. Guaranty Absolute. Each Guarantor hereby agrees that its obligations under this Agreement shall be absolute and unconditional, irrespective of (a) the validity or enforceability of the Guaranteed Obligations or of the Notes, or any other Credit Document evidencing all or any part of the Guaranteed Obligations, (b) the absence of any attempt to collect the Guaranteed Obligations from the Borrower or any other Obligated Party or other action to enforce the same, (c) the waiver or consent by the Administrative Agent and/or any Bank with respect to any provision of any instrument evidencing the Guaranteed Obligations, or any part thereof, or any other agreement now or hereafter executed by the Borrower and delivered to the Administrative Agent and/or any Bank, (d) the surrender, release, exchange, or alteration by the Administrative Agent and/or any Bank of any security or collateral for the Guaranteed Obligations, (e) the benefits of §17.001 of the Texas Civil Practice and Remedies Code, Rule 31 of the Texas Rules of Civil Procedure and any similar statute or rule and each Guarantor hereby waives any such benefit or (f) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Section 4.07. No Waiver; Remedies. No failure on the part of the Administrative Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Section 4.08. Continuing Guaranty. The guaranty set forth in this Article IV is a continuing guaranty and shall (a) remain in full force and effect until the later of (i) the payment in full of the Guaranteed Obligations and all other amounts payable under this guaranty and (ii) the expiration or termination of all Commitments of each Bank, (b) be binding upon each Guarantor, its successors and assigns, (c) inure to the benefit of, and be enforceable by, the Administrative Agent and each of the Banks and their respective successors, transferees and assigns, and (d) not be terminated by a Guarantor or the Borrower. Section 4.09. Limitation. Notwithstanding any other provision of this Article IV, each Guarantor’s liability hereunder shall be limited to the lesser of the following amounts minus, in either case, $100.00: (a) the lowest amount which would render the guaranty pursuant to this Article IV a fraudulent transfer under Section 548 of the Bankruptcy Code (11 U.S.C. § 101 et seq.); or (b) if the guaranty pursuant to this Article IV is subject to the UFTA or the UFCA or any similar or analogous statute or rule of law, then the lowest amount which would render the guaranty pursuant to this Article IV a fraudulent transfer or fraudulent conveyance under the UFTA, the UFCA, or any such similar or analogous statute or rule of law. The amount of the limitation imposed upon each Guarantor’s liability under the terms of the preceding sentence shall be subject to redetermination as of each date a “transfer” is deemed to have been made on account of the Guaranty pursuant to this Article IV under applicable law. 79

Section 4.10. Effect of Bankruptcy. In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder, any Bank must rescind or restore any payment, or any part thereof, received by such Bank in satisfaction of the Guaranteed Obligations, any prior release or discharge from the terms of the guaranty set forth in this Article IV given to a Guarantor by the Banks shall be without effect, and the guaranty set forth in this Article IV shall remain in full force and effect. It is the intention of each Guarantor that its obligations hereunder shall not be discharged except by its performance of such obligations and then only to the extent of such performance. Section 4.11. Keepwell. Each Loan Party that is a Qualified ECP Guarantor at the time of the grant of the security interest under the Credit Documents, in each case, by any Specified Loan Party, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Credit Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section 4.11 voidable under Applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Qualified ECP Guarantor intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act. ARTICLE V. REPRESENTATIONS AND WARRANTIES Each of the Borrower and each Guarantor represents and warrants as follows: Section 5.01. Corporate Existence. The Borrower and each Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its respective state of incorporation. The Borrower and each Guarantor has all corporate powers and all governmental licenses, authorizations, certificates, consents and approvals required to carry on its business as now conducted except where the failure to comply does not or would not reasonably be expected to have a Material Adverse Effect. Each Significant Subsidiary is a Person duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. Each Significant Subsidiary has all corporate powers and all governmental licenses, authorizations, certificates, consents and approvals required to carry on its business as now conducted except where the failure to comply does not and would not reasonably be expected to have a Material Adverse Effect. Section 5.02. Corporate Power. The execution, delivery and performance by the Borrower and each Guarantor of the Credit Documents to which each is a party and the consummation of the transactions contemplated by such Credit Documents are within the 80

Borrower’s and such Guarantor’s corporate powers, respectively, have been duly authorized by all necessary corporate action, do not contravene (a) the Borrower’s or such Guarantor’s Certificate of Incorporation or Bylaws or (b) any law or any contractual restriction binding on or affecting the Borrower or such Guarantor and will not result in or require the creation or imposition of any Lien prohibited by this Agreement. At the time of each Borrowing, such Borrowing and the use of the proceeds of such Borrowing will be within the Borrower’s corporate powers, will have been duly authorized by all necessary corporate action, will not contravene (i) the Borrower’s Certificate of Incorporation or Bylaws or (ii) any law or any contractual restriction binding on or affecting the Borrower and will not result in or require the creation or imposition of any Lien prohibited by this Agreement. Section 5.03. Enforceable Obligations. This Agreement has been duly executed and delivered by the Borrower and each Guarantor. This Agreement is the legal, valid and binding obligation of the Borrower and each Guarantor enforceable against the Borrower and such Guarantor, respectively, in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally. The Notes are the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally. The making and performance by the Borrower and each Guarantor of this Agreement and the other Credit Documents do not require any license, consent or approval of, registration with, or any other action by, any governmental authority. Section 5.04. Financial Statements. (a) The Consolidated balance sheet of the Borrower and its Subsidiaries as of June 2426, 20202024 and the related Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the fiscal year then ended, copies of which have been furnished to each Bank, as included in an SEC Filing which has been furnished to each Bank, fairly present the Consolidated financial condition of the Borrower and its Subsidiaries as of such date and the Consolidated results of operations of the Borrower and its Subsidiaries ended on such date, in accordance with GAAP, except as disclosed therein or on Schedule V to this Agreement. (ba) Since June 2426, 20202024, except as disclosed on a Schedule to this Agreement, no event which has or would reasonably be expected to have a Material Adverse Effect has occurred; provided that solely with respect to clause (a) of the definition of “Material Adverse Effect”, the impact of the Coronavirus (also known as COVID-19) pandemic on the financial condition or business operations of the Borrower and its Subsidiaries, on a Consolidated basis, that occurred and was disclosed to the Banks in writing in the Lender Presentation dated as of July 27, 2021 or in the Company’s 10-Qs for the quarters ended December 23, 2020, September 23, 2020 and March 24, 2021 will be disregarded for purposes of this representation.. Section 5.05. Litigation. There is no pending or, to the knowledge of the Borrower or any Guarantor, threatened action or proceeding affecting the Borrower or any of its Significant Subsidiaries before any court, governmental agency or arbitrator, which has, or would reasonably be expected to have, a Material Adverse Effect. 81

Section 5.06. Margin Stock; Use of Proceeds. Neither the Borrower nor any of its Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation T, U or X issued by the Board of Governors of the Federal Reserve System and except in connection with employee plans disclosed to the Administrative Agent), and no proceeds of any Advance or Letter of Credit will be used for the purpose, whether immediate, incidental or ultimate, of buying or carrying any such margin stock under such circumstances as to involve the Borrower, a Guarantor, any of their Subsidiaries or any Bank in a violation of Regulation U. None of the Borrower, the Guarantors or any of their Subsidiaries will use the proceeds of any Advance or Letter of Credit for the purpose of acquiring or attempting to acquire control of any Person which is obligated to make SEC Filings unless such acquisition or attempted acquisition (a) is pursuant to an agreement with such Person, or (b) is not resisted by such Person. Section 5.07. Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940. Section 5.08. ERISA. The Borrower and its Subsidiaries are in compliance with the applicable provisions of ERISA, except to the extent that non-compliance thereunder does not have and would not reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries has incurred any Insufficiency or any material liability to the PBGC in connection with any Plan established or maintained by the Borrower or such Subsidiaries which would have, or would reasonably be expected to have, a Material Adverse Effect. Except as would not reasonably be expected to have a Material Adverse Effect, neither the Borrower nor any of its Subsidiaries currently or within the last five years has sponsored, maintained, contributed to or had an obligation to make contributions to or has any liability (contingent or otherwise) to any “multiemployer plan” (as such term is defined by Section 4001(a)(3) of ERISA). Section 5.09. Taxes. As of the Fourth Amendment Effective Date, the United States of America federal income tax returns of the Borrower and its Subsidiaries have been examined through the fiscal year ended June 2426, 20202024. The Borrower and its Significant Subsidiaries have filed all United States of America Federal income tax returns and all other material domestic tax returns which are required to be filed by them and have paid, or provided for the payment before the same become delinquent of, all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any such Significant Subsidiary, other than those taxes (a) contested in good faith by appropriate proceedings or (b) the nonpayment of which does not have, and would not reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes are adequate in the aggregate. Section 5.10. Environmental Condition. To the best of Borrower’s knowledge, the Borrower and its Subsidiaries are in compliance with all, and not subject to liability under any, Environmental Protection Statutes except to the extent that failure to comply or such liability does not have, and would not reasonably be expected to have, a Material Adverse Effect. 82

Section 5.11. Ownership of the Guarantors. On the Fourth Amendment Effective Date, the Borrower owns, directly or indirectly, 100% of the issued and outstanding voting stock of each Guarantor. Section 5.12. Solvency. The Borrower and each Guarantor is, and after giving effect to the making of the Advances and to the application of the proceeds therefrom will be, Solvent. Section 5.13. Disclosure. All financial projections concerning the Borrower that have been or are hereafter made available to the Administrative Agent, the Banks and the Joint Lead Arrangers by the Borrower or any of the Borrower’s representatives (or on behalf of the Borrower or such representatives) in connection with this Agreement and the transactions contemplated hereby (the “Projections”) have been prepared in good faith based upon reasonable assumptions. All reports, financial statements, certificates and all other information (other than the Projections), which have been made available to the Administrative Agent, the Banks and the Joint Lead Arrangers by the Borrower or any of the Borrower’s representatives (or on behalf of the Borrower or such representatives) in connection with this Agreement, each other Credit Document and the transactions contemplated thereby, is complete and correct in all material respects as and when furnished and does not, as and when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading. As of the Effective Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects. Section 5.14. Anti-Corruption Laws and Sanctions. The Borrower maintains and will maintain in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower and, to the knowledge of the Borrower, its Subsidiaries, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. To the knowledge of the Borrower, neither this Agreement nor any Advances or Letters of Credit made hereunder will, whether directly or, to the knowledge of the Borrower, indirectly, be used by or for the benefit of a Sanctioned Person or will result in a violation by any party hereto of Anti-Corruption Laws or applicable Sanctions. Section 5.15. Affected Financial Institution. None of the Borrower or any Guarantor is an Affected Financial Institution. Section 5.16. Use of Plan Assets. Each Loan Party represents and warrants as of the Effective Date that each such Loan Party is not and will not be using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Loan Party’s entrance into, participation in, administrative of and performance of the Advances, the Letters of Credit, the Secured Bilateral Letters of Credit, the Commitments or this Agreement. Section 5.17. Beneficial Ownership Certificate. As of the Fourth Amendment Effective Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects. Section 5.18. Covered Entities. No Loan Party is a Covered Entity. 83

Section 5.19. Properties. (a) Each of the Borrower and its Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except as would not reasonably be expected to result in a Material Adverse Effect. (b) Each of the Borrower and its Subsidiaries owns, or is licensed to use, all trademarks, trade names, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Section 5.20. Outbound Investment Rules. Neither the Borrower nor any of its Subsidiaries is a ‘covered foreign person’ as that term is used in the Outbound Investment Rules. Neither the Borrower nor any of its Subsidiaries currently engages, or has any present intention to engage in the future, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if the Borrower were a U.S. Person or (iii) any other activity that would cause the Administrative Agent or any Bank to be in violation of the Outbound Investment Rules or cause the Administrative Agent or any Bank to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. ARTICLE VI. AFFIRMATIVE COVENANTS So long as any Advance or LC Disbursement shall remain unpaid, any Letter of Credit remains outstanding, or any Bank shall have any Commitment hereunder, unless the Majority Banks shall otherwise consent in writing: Section 6.01. Compliance with Laws, Etc. The Borrower and each Guarantor will comply, and Borrower will cause each Significant Subsidiary to comply, in all material respects with all Applicable Laws (including, without limitation, ERISA and applicable Environmental Protection Statutes), rules, regulations and orders, subject to the exceptions provided elsewhere in this Agreement in provisions relating to laws, rules, regulations and orders of the nature referenced therein and except where the failure to comply (a) is contested in good faith by appropriate proceedings or (b) does not have, and would not reasonably be expected to have, a Material Adverse Effect. The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. Section 6.02. Reporting Requirements. The Borrower and/or the Guarantors will furnish to each of the Banks: (a) As soon as possible and in any event within five (5) days after a Financial Officer of the Borrower or a Guarantor obtains knowledge of a Default or an event which, with the giving of notice, the lapse of time or both, would constitute a Default, which shall have occurred 84 and is continuing on the date of such statement, a statement of a Financial Officer, setting forth the details of such Default or event and the actions, if any, which the Borrower has taken and proposes to take with respect thereto. (b) Promptly after they are available, and in any event within sixty (60) days after the end of each of the first three (3) quarters of each fiscal year of the Borrower, Consolidated financial statements of the Borrower and its Consolidated Subsidiaries for such quarter showing on a Consolidated basis the financial position, results of operations and cash flows as of the end of and for the thirteen (13) week period of such quarter and for the period from the beginning of the fiscal year to the end of such quarter, in each case setting forth the comparable information for the comparable period in the preceding fiscal year, and accompanied by a certificate of a Financial Officer to the effect that such financial statements present fairly in all material respects the Consolidated financial position, results of operations and cash flows of the Borrower and its Consolidated Subsidiaries as of the end of and for the respective period in conformity with GAAP, subject to year-end audit adjustments and the absence of certain notes. For any such fiscal quarter the foregoing requirements may be satisfied by the delivery of the Borrower’s SEC Filing on Form l0-Q for such quarter. (c) Promptly after they are available, and in any event within ninety (90) days after the end of each fiscal year of the Borrower (including, for the avoidance of doubt, the fiscal year ended June 30, 2021), Consolidated financial statements of the Borrower and its Consolidated Subsidiaries for the fifty-two/fifty-three week period of such fiscal year showing the financial position, results of operations and cash flows as of the end of and for such fiscal year, in each case setting forth the comparable information for the preceding fiscal year, and accompanied by the report of KPMG Peat Marwick or other independent certified public accountants of recognized national standing, to the effect that based on an audit using generally accepted auditing standards the financial statements present fairly, in all material respects, the Consolidated financial position, results of operations and cash flows of the Borrower and its Consolidated Subsidiaries for the respective periods in conformity with GAAP. For any fiscal year this requirement may be satisfied by the delivery of the Borrower’s SEC Filing on Form 10-K for such fiscal year. (d) [Reserved]. (e) Concurrently with the delivery of the financial statements referred to in Sections 6.02(b) and (c), (i) a certificate of a Financial Officer, in form consistent with the compliance certificate delivered to the Administrative Agent prior to the Effective Date (each, a “Compliance Certificate”), to the effect that no Default or an event which, with the giving of notice, the lapse of time or both, would constitute a Default, shall have occurred and be continuing with respect to the covenant contained in Section 7.01 (together with appropriate supporting schedules setting forth the calculations relating to such covenants) or, if such Financial Officer has knowledge that a Default or an event which, with the giving of notice, the lapse of time or both, would constitute a Default, has occurred and is continuing with respect to Section 7.01, specifying the nature thereof and the actions, if any, which the Borrower has taken and proposes to take with respect thereto, and (ii) a complete and correct list of the Significant Subsidiaries as of the date thereof, showing, as to each Significant Subsidiary, the correct name thereof, the jurisdiction of its organization and such Significant Subsidiary’s proportionate share 85 of the Consolidated assets of the Borrower; provided that, solely with respect to reporting compliance with respect to the covenant contained in Section 7.01 for the fiscal quarter ending March 31, 2023, the Borrower shall comply with the requirements of this Section 6.02(e) within forty (40) days after the end of such fiscal quarter, which reporting shall include supporting financial statements (it being understood, for the avoidance of doubt, that such requirement to deliver supporting financial statements shall not require such financial statements to have been filed with the SEC on Form l0-Q at such time). (f) [Reserved]. (g) Promptly after they are available, copies of (i) each SEC Filing, (ii) any reports provided by the Borrower to its stockholders, and (iii) any press releases or other statements made available by the Borrower or any of its Subsidiaries to the public generally concerning material developments in the business or affairs of the Borrower or any of its Subsidiaries. Any matter disclosed in a SEC Filing or other report or press release delivered to Banks shall be deemed disclosed in writing to Banks for all purposes of this Agreement, except with respect to the reporting requirement set forth in Section 6.02(a). (h) Promptly (and in any event, within fifteen (15) days) after any acquisition with a purchase price exceeding $65,000,000 of a restaurant from Chili’s franchisees pursuant to Section 7.07(e), provide written notice thereof, in form and detail reasonably satisfactory to the Administrative Agent, executed by a Responsible Officer of the Borrower and delivered to the Administrative Agent. (i) Promptly following any request therefor, provide information and documentation reasonably requested by the Administrative Agent or any Bank for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation. (j) Promptly (and in any event, within five (5) days) upon (i) the incurrence or issuance of any Debt for borrowed money of the Borrower, any other Loan Party or any of their respective Subsidiaries in each case in reliance upon Section 7.09(vi) hereof, or (ii) the sale or issuance by any Loan Party of any Equity Interests (including, without limitation, any Disqualified Equity Interests) (other than any sale or issuance in connection with an equity incentive plan or other issuance to a director, officer or employee of the Borrower or any Subsidiary thereof), in each case, provide written notice thereof, in form and detail reasonably satisfactory to the Administrative Agent, executed by a Responsible Officer of the Borrower and delivered to the Administrative Agent, together with evidence and documentation of such incurrence, issuance or sale, each in form and detail reasonably satisfactory to the Administrative Agent. (k) Such other information respecting the financial condition of the Borrower and its Subsidiaries, or compliance with the terms of this Agreement, as any Bank through the Administrative Agent may from time to time reasonably request in writing. The Borrower and each Guarantor hereby acknowledges that (a) the Administrative Agent and/or the Joint Lead Arrangers will make available to the Banks materials and/or 86 information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks, Syndtrack, ClearPar or another similar electronic system (the “Platform”) and (b) certain of the Banks (each, a “Public Bank”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities (all Banks who are not a “Public Bank” shall be referred to as a “Private Bank”). Any Bank desiring to be designated a Public Bank shall do so by identifying itself as a Public Bank by selection of a Public Bank designation on the Platform prior to receiving any of the Borrower Materials, and failing to do so such Bank shall be presumed to be a Private Bank for all purposes under this Agreement. The Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Banks shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Joint Lead Arrangers and the Banks to treat such Borrower Materials as not containing any material non-public information with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Confidential Information, they shall be treated as set forth in Section 10.12); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and the Joint Lead Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Section 6.03. Use of Proceeds. (a) The Borrower will use the proceeds of the Advances and the Letters of Credit only for working capital and general corporate purposes and not in contravention of Section 5.06. (b) No part of the proceeds of any Advance or Letter of Credit will knowingly be used, whether directly or indirectly, (i) in furtherance of an offer, payment, promise to pay, authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person or in any Sanctioned Country or (iii) in any manner that would result in the violation by the Borrower, a Guarantor, any Subsidiary, the Administrative Agent or any Bank of any applicable Sanctions. Section 6.04. Maintenance of Insurance. (a) The Borrower will maintain, or cause to be maintained, insurance coverages on or in respect of its and its Subsidiaries’ business or properties with such insurers, in such amounts and covering such risks as are consistent with the Borrower’s normal practices in effect from time to time. Such insurance arrangements may include self-insurance or insurance through an Affiliate. (b) With respect to each Mortgaged Property that is located in an area determined by the Federal Emergency Management Agency to have special flood hazards, the applicable Loan 87

Party will maintain, with financially sound and reputable insurance companies, such flood insurance as is required under applicable law, including Regulation H of the Board. The Borrower will furnish to the Banks, upon request of the Administrative Agent, information in reasonable detail as to the insurance so maintained. All insurance policies or certificates (or certified copies thereof) with respect to such insurance shall be endorsed to the Administrative Agent’s reasonable satisfaction for the benefit of the Banks (including, without limitation, by naming the Collateral Agent as loss payee or additional insured, as appropriate). Section 6.05. Preservation of Corporate Existence, Etc. Each of the Borrower and the Guarantor will preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its Corporate Franchises in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each Subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which qualification is necessary or desirable in view of its business and operations or the ownership of its properties unless the failure to so qualify as a foreign corporation does not have, and would not reasonably be expected to have, a Material Adverse Effect, provided, however, that nothing herein contained shall prevent any transaction permitted by Section 7.03; provided, further, that any Guarantor or other Subsidiary may change its state of organization to another state of the United States of America. Section 6.06. Payment of Taxes, Etc. The Borrower and each Guarantor will pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, (a) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or property that are material in amount, prior to the date on which penalties attach thereto and (b) all lawful claims that are material in amount which, if unpaid, might by law become a Lien upon its property unless the failure to timely pay any of the foregoing does not have and would not reasonably be expected to have a Material Adverse Effect, provided, however, that neither the Borrower, nor any Guarantor, nor any such Subsidiary shall be required to pay or discharge any such tax, assessment, charge, levy, or claim which is being contested in good faith and by appropriate proceedings. Section 6.07. Visitation Rights. The Borrower shall permit the representatives of each Bank, at the expense of such Bank and upon reasonable prior notice to the Borrower, to visit the principal executive office of the Borrower, and to discuss the affairs, finances and accounts of the Borrower and its Subsidiaries at the Borrower’s offices with Financial Officers. Section 6.08. Compliance with ERISA and the Code. The Borrower and its Subsidiaries will comply, and will cause each other member of any Controlled Group to comply, with all minimum funding requirements, and all other material requirements, of ERISA and the Code, if applicable, to any Plan it or they sponsor or maintain, so as not to (a) give rise to any liability thereunder which has, or would reasonably be expected to have, a Material Adverse Effect or (b) cause any Termination Event to occur which has, or would reasonably be expected to have, a Material Adverse Effect. The Borrower shall ensure that neither it nor any of its Subsidiaries, maintain, contribute to or incur an obligation to make contributions to or incur any liability (contingent or otherwise) to any “multiemployer plan” (as such term is defined by Section 4001(a)(3) of ERISA), except as would not reasonably be expected to have a Material Adverse Effect. 88

Section 6.09. Additional Material Subsidiaries. Within sixty (60) days after the date by which financial statements for each fiscal quarter are required to be delivered pursuant to this Agreement (or such longer period as the Administrative Agent may agree in its reasonable discretion), the Borrower will (i) designate in writing to the Administrative Agent one or more wholly-owned Domestic Subsidiaries as “Material Subsidiaries” to the extent required pursuant to the proviso of the definition of “Material Subsidiary”, (ii) identify in writing to the Administrative Agent any Subsidiary that has become a “Material Subsidiary” pursuant to clause (c) of the definition of “Material Subsidiary” and (iii) cause any such Material Subsidiary (other than an Excluded Subsidiary (other than pursuant to clause (b) of the definition of “Excluded Subsidiary”)) to guaranty the obligations of the Borrower hereunder by entering into a joinder to this Agreement in form and substance reasonably acceptable to the Administrative Agent (the “Guarantor Joinder”) and (iv) cause any such Material Subsidiary (other than an Excluded Subsidiary (other than pursuant to clause (b) of the definition of “Excluded Subsidiary”)) to comply with the other requirements of Section 6.11(b) mutatis mutandis. The foregoing notwithstanding, in no event shall any Subsidiary that is a Real Property Holding Company be required to execute and deliver a Guarantor Joinder, or otherwise guaranty or grant collateral security in respect of the Obligations. Section 6.10. Further Assurances. Each Loan Party, at the sole cost and expense of the Loan Parties, shall promptly upon request by the Administrative Agent, or any Bank through the Administrative Agent, (a) correct any defect or error that may be discovered in any Collateral Document or in the execution, acknowledgment, filing or recordation thereof, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or any Bank through the Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the provisions of the Collateral Documents, (ii) to the fullest extent permitted by applicable law, subject the Collateral to the Liens in favor of the Administrative Agent (on behalf of the Secured Parties), (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens (subject to Permitted Liens) created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Administrative Agent (on behalf of the Secured Parties) the rights now or hereafter granted to the Secured Parties under any Collateral Document or under any other instrument executed in connection with any Collateral Document to which any Loan Party is a party. Section 6.11. Covenant to Guarantee and Give Security. Notwithstanding anything in Sections 6.09 and 6.10 to the contrary: (a) [Reserved]. (b) Upon the formation or acquisition of any new direct or indirect wholly-owned Domestic Subsidiary (other than any Excluded Subsidiary) by any Loan Party (including, without limitation, upon the formation of any wholly-owned Domestic Subsidiary pursuant to a division), then the Loan Parties shall, at the Loan Parties’ expense, within 30 days after such formation or acquisition, cause such Subsidiary, and cause each direct and indirect wholly-owned parent company that is a Domestic Subsidiary (other than any Excluded Subsidiary) of such Subsidiary (if it has not already done so), to (i) duly execute and deliver to the Administrative Agent one or 89 more Guarantor Joinders, in form and substance reasonably satisfactory to the Administrative Agent, guaranteeing the other Loan Parties’ obligations under the Credit Documents, (ii) duly execute and deliver to the Administrative Agent supplements to the Security Agreement and Pledge Agreement, Perfection Certificate, Intellectual Property Security Agreements and other security and pledge agreements, as specified by and in form and substance reasonably satisfactory to the Administrative Agent (including delivery of all certificates, if any, representing the Pledged Equity and Pledged Debt in and of such Subsidiary, and other instruments of the type specified in Section 6.11(a), in each case, to the extent constituting Collateral), securing payment of all the Obligations of the Loan Parties under the Credit Documents and constituting Liens on all such interests and personal properties, (iii) take whatever action (including the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the supplements to the Security Agreement and Pledge Agreement, Intellectual Property Security Agreements and security and pledge agreements delivered pursuant to this Section 6.11, enforceable against all third parties in accordance with their terms, and (iv) upon the request of the Administrative Agent in its sole discretion, a signed copy of a favorable opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties acceptable to the Administrative Agent as to the matters as the Administrative Agent may reasonably request. (c) Upon the acquisition of any personal property by any Loan Party (including, without limitation, any acquisition pursuant to a division), if such property constitutes Collateral and, in the judgment of the Administrative Agent, shall not already be subject to a perfected first priority security interest in favor of the Administrative Agent for the benefit of the Secured Parties, or at the time that any Excluded Assets cease to constitute Excluded Assets, then the Borrower shall, at the Loan Parties’ expense, concurrently with the delivery of the next applicable Compliance Certificate (or upon the request of the Administrative Agent), cause the applicable Loan Party to (i) duly execute and deliver to the Administrative Agent supplements to the Security Agreement and Pledge Agreement, Intellectual Property Security Agreements and other security and pledge agreements as specified by and in form and substance reasonably satisfactory to the Administrative Agent, securing payment of all the Obligations of the Loan Parties under the Credit Documents and constituting Liens on all such properties, (ii) take whatever action (including the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on such property, enforceable against all third parties, and (iii) deliver to the Administrative Agent, upon the request of the Administrative Agent in its sole discretion, a signed copy of a favorable opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties acceptable to the Administrative Agent as to the matters as the Administrative Agent may reasonably request. (d) At any time upon request of the Administrative Agent, promptly execute and deliver any and all further instruments and documents and take all such other action as the Administrative Agent may deem necessary or desirable in obtaining the full benefits of, or (as 90 applicable) in perfecting and preserving the Liens of, such guaranties, supplements to the Security Agreement and Pledge Agreement, Intellectual Property Security Agreements and other security and pledge agreements. Section 6.12. After Acquired Property. If (i) on the date on which the notes issued pursuant to the 2023 Notes Indenture have been redeemed, repaid or otherwise defeased in full (the “2023 Notes Payoff Date”a Loan Party (including a Person that becomes a Guarantor pursuant to Section 6.09, 6.10 or 6.11) shall own any owned real property having fair market value of $15,000,000 or more in the reasonable estimation of the Borrower (a “Material Real Property”) or (ii) a Loan Party (including a Person that becomes a Guarantor pursuant to Section 6.09, 6.10 or 6.11) shall own any owned real property having fair market value of $10,000,000 or more in the reasonable estimation of the Borrower (a “Material Real Property”) or (ii) subsequent to the 2023 Notes Payoff Date, a Loan Party (including a Person that becomes a Guarantor pursuant to Section 6.09, 6.10 or 6.11) shall acquire any Material Real Property, the Borrower shall promptly (and in any event within 30 days (or such later date as the Administrative Agent may agree)), after acquiring knowledge of same, notify Administrative Agent of same. Within 90 days of the latest of (a) 2023 Notes Payoff Date, (b) the acquisition of such Material Real Property or (cb) the date that such Person becomes a Guarantor, as applicable (or such later date as the Administrative Agent may agree), each Loan Party shall take action at its own expense as reasonably requested by the Administrative Agent (including without limitation, to grant to the Administrative Agent) and shall cause to be delivered to the Administrative Agent: (a) a Mortgage encumbering each Mortgaged Property in favor of the Administrative Agent, for the benefit of the Secured Parties, duly executed and acknowledged by each Loan Party that is the owner of or holder of any interest in such Mortgaged Property, and otherwise in form for recording in the recording office of each applicable political subdivision where each such Mortgaged Property is situated, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof to create a lien under applicable requirements of law, and such financing statements and any other instruments necessary to grant a mortgage lien under the laws of any applicable jurisdiction, all of which shall be in form and substance reasonably satisfactory to Administrative Agent; (b) With respect to each Mortgage, (a) a policy of title insurance (or marked up unconditional title insurance commitment having the effect of a policy of title insurance) insuring the Lien of such Mortgage as a valid first mortgage Lien on the Mortgaged Property and fixtures described therein in the amount not less than the fair market value of such Mortgaged Property and fixtures, which policy (or such marked up unconditional title insurance commitment) (each, a “Title Policy”) shall (w) be issued by the Title Company, (x) to the extent necessary, include such reinsurance arrangements (with provisions for direct access, if necessary) as shall be reasonably acceptable to the Administrative Agent, (y) have been supplemented by such endorsements (or where such endorsements are not available, opinions of special counsel, architects or other professionals reasonably acceptable to the Administrative Agent) as shall be reasonably requested by the Administrative Agent (including, but not limited to, endorsements on matters relating to usury, first loss, zoning, doing business, public road access, survey, contiguity, policy authentication, variable rate, environmental lien, subdivision, policy aggregation, mortgage recording tax, street address, separate tax lot, revolving credit, and 91 so-called comprehensive coverage over covenants and restrictions, to the extent applicable and available ), and (z) contain no exceptions to title other than Permitted Liens; (b) evidence reasonably acceptable to the Administrative Agent of payment by Borrower of all Title Policy premiums, search and examination charges, escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgages and issuance of the Title Policies; and (c) such affidavits, certificates, information (including financial data) and instruments of indemnification (including a so-called “gap” indemnification) as shall be required to induce the Title Company to issue the Title Policies and endorsements; (c) A survey of the applicable Mortgaged Property for which all necessary fees (where applicable) have been paid (a) prepared by a surveyor reasonably acceptable to the Administrative Agent, (b) dated or re-certificated not earlier than three months prior to the date of such delivery or such other date as may be reasonably satisfactory to the Administrative Agent in its sole discretion, (c) for Mortgaged Property situated in the United States, certified to the Administrative Agent, the Collateral Agent and the Title Company, which certification shall be reasonably acceptable to the Collateral Agent and (d) complying with current “Minimum Standard Detail Requirements for ALTA/NSPS Land Title Surveys,” jointly established and adopted by American Land Title Association, and the National Society of Professional Surveyors (except for such deviations as are acceptable to the Collateral Agent) (a “Survey”) provided, however, that a Survey shall not be required to the extent that (x) an existing survey together with an “affidavit of no change” satisfactory to the Title Company is delivered to the Administrative Agent and the Title Company and (y) the Title Company excludes the standard survey exception and provides customary survey related endorsements and other coverages in the applicable Title Policy (including, but not limited to public road access, survey, contiguity and so-called comprehensive coverage); (d) Favorable written opinions, addressed to the Administrative Agent and the Secured Parties, of local counsel to the Loan Parties in each jurisdiction (i) where a Mortgaged Property is located and (ii) where the applicable Loan Party granting the Mortgage on said Mortgaged Property is organized, regarding the due authority, execution, delivery, perfection and enforceability of each such Mortgage, the corporate formation, existence and good standing of the applicable Loan Party, and such other matters as may be reasonably requested by the Administrative Agent, each in form and substance reasonably satisfactory to the Administrative Agent; and (e) Such other documents the Administrative Agent may reasonably request, in each case in form and substance reasonably satisfactory to the Administrative Agent. Notwithstanding the foregoing, the Administrative Agent shall not enter into any Mortgage in respect of any real property owned or acquired by any Loan Party, or enter into any Mortgage as contemplated by this Section 6.12, after the Effective Date until (1) the date that occurs 45 days after the Administrative Agent has delivered to the Designated Banks (which may be delivered electronically) the following documents in respect of such real property: (i) a completed flood hazard determination from a third party vendor; (ii) if such real property is located in a “special flood hazard area”, (A) a notification to the Borrower (or applicable Loan Party) of that fact and (if applicable) notification to the Borrower (or applicable Loan Party) that flood insurance coverage is not available and (B) evidence of the receipt by the Borrower (or applicable Loan 92

93 June 30, 2021 through and including December 31, 2022 4.50 to 1.00 Fiscal Quarter Ended March 31, 2023 and thereafter Maximum Ratio 4.00 to 1.00 Party) of such notice; and (iii) if such notice is required to be provided to the Borrower (or applicable Loan Party) and flood insurance is available in the community in which such real property is located, evidence of required flood insurance and (2) the Administrative Agent shall have received written confirmation from the Designated Banks the that flood insurance due diligence and flood insurance compliance has been completed by the Designated Banks (such written confirmation not to be unreasonably conditioned, withheld or delayed). Section 6.13. Maintenance of Properties. The Borrower will keep and maintain, or cause to be maintained all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, except as would not reasonably be expected to result in a Material Adverse Effect. Section 6.14. Post-Closing Matters. Within the applicable time periods set forth in Schedule X (or such later dates as the Administrative Agent may agree), furnish to the Administrative Agent each document required pursuant to Schedule X. ARTICLE VII. NEGATIVE COVENANTS So long as any Advance or LC Disbursement shall remain unpaid, any Letter of Credit remains outstanding, or any Bank shall have any Commitment hereunder, unless the Majority Banks shall otherwise consent in writing: Section 7.01. Financial Covenant. The Borrower shall not, as of the last day of any fiscal quarter, beginning with the fiscal quarter ending June 30, 2021, permit the Debt to Cash Flow Ratio to be greater than the ratio set forth opposite the fiscal quarter end in the table below:4.00 to 1.00. Section 7.02. Negative Pledge. Neither the Borrower nor the Guarantors will create, assume, incur or suffer to exist, or permit any of its respective Subsidiaries to create, assume, incur or suffer to exist, any Lien on or in respect of any of its or their assets or property used, created or consumed in the operation of its or their business, whether, real, personal, or mixed, whether tangible or intangible, whether now owned or hereafter acquired, including, without limitation, the capital stock of any Subsidiary of the Borrower, but excluding any margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), or assign or otherwise convey, or permit any such Subsidiary to assign or otherwise convey, any right to receive income, in each case to secure or provide for the payment of any Debt of any Person, except Permitted Liens. For the avoidance of doubt, no Loan Party or any of its Subsidiaries shall create, assume, incur or suffer to exist, any Lien on or in respect of any of its Intellectual Property, or any of its Principal Property or any other Equal and Ratable Asset, in each case, except as expressly permitted under this Agreement. Section 7.03. Merger, Sale of Assets and Sale-Leasebacks. Neither the Borrower, the Guarantors nor any of their respective Subsidiaries will: (a) merge or consolidate with or into any other Person (including, in each case, pursuant to a division) unless (i) (A) either the Borrower or such Guarantor is the surviving entity, (B) such merger or consolidation is between Subsidiaries (other than a Guarantor (except as would be permitted by clause (A) of this clause (a) or the last proviso of Section 6.05)) or (C) such merger or consolidation is between a Subsidiary (other than a Guarantor (except as would be permitted by clause (A) of this clause (a))) and another Person (other than a Guarantor (except as would be permitted by clause (A) of this clause (a))), and (ii) no Default or an event which, with the giving of notice, the lapse of time or both, would constitute a Default, shall have occurred and be continuing at the time of, or shall result from, such merger or consolidation; (b) sell, lease, license or otherwise transfer any of their assets in one transaction or in a series of transactions and whether effected pursuant to a division or otherwise; provided that the Borrower, the Guarantors or any of their Subsidiaries may sell, lease, license or otherwise transfer assets (i) in the ordinary course of business, (ii) to the Borrower, any Guarantor or, so long as no Default or an event which, with the giving of notice, the lapse of time or both, would constitute a Default, shall have occurred and is continuing at the time of, or result from, any such sale, lease, license or transfer, any Subsidiaries, (iii) in connection with a Sale-Leaseback Transaction otherwise permitted by Section 7.03(c) of this Agreement, and (iv) in any other case, so long as the aggregate book value of all such assets sold, leased, licensed or transferred in reliance upon this clause (iv) (and, for the avoidance of doubt, without giving effect to any transfers permissibly consummated in reliance upon the prior clauses (i), (ii), or (iii)) shall not exceed fifteen percent (15%) of the Consolidated total assets of the Borrower as of the Effective Date for the term of this Agreement; provided, further, that no sale, lease, license or transfer consummated in reliance upon the prior clause (iii) or (iv) will be permitted pursuant to this Section 7.03(b) if a Default or an event which, with the giving of notice, the lapse of time or both, would constitute a Default, shall have occurred and is continuing at the time of, or result from, any such sale, lease or transfer; or (c) enter into any agreement or arrangement with any other Person providing for the sale or transfer by any Loan Party or any of its Subsidiaries of real or personal property to such Person and the leasing back of such property from such other Person or any other Person to or from whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of a Loan Party or any of its Subsidiaries (such transactions, “Sale-Leaseback Transactions”); provided that the Borrower, the Guarantors or any of their Subsidiaries may enter into and consummate (i) Sale-Leaseback Transactions between the Borrower and a Subsidiary or between Subsidiaries, (ii) Sale-Leaseback Transactions in an aggregate amount not to exceed $150,000,000 during the term of this Agreement, and (iii) Sale-Leaseback Transactions entered into with respect to property acquired by a Loan Party or its Subsidiaries within 180 days of the acquisition of such property by such Loan Party or Subsidiary, so long as (a) such Sale-Leaseback Transactions are permitted under the 2023 Notes Indenture and 20242030 Notes Indenture and (b) proceeds of such Sale-Leaseback Transaction 94 are applied to the Obligations or the purchase of the assets that are acquired in the same transaction as the subject property; provided, further, that no Sale-Leaseback Transaction will be permitted pursuant to this Section 7.03(c) if a Default or an event which, with the giving of notice, the lapse of time or both, would constitute a Default, shall have occurred and is continuing at the time of, or result from, any such Sale-Leaseback Transaction. Section 7.04. Agreements to Restrict Dividends, Certain Transfers and Liens. Neither the Borrower nor the Guarantors will enter into or suffer to exist, or permit any Significant Subsidiary to enter into or suffer to exist, any consensual encumbrance or restriction on the ability of the Borrower, any Guarantor or any Significant Subsidiary, as the case may be, (a) to pay, directly or indirectly, dividends or make any other distributions in respect of its capital stock or pay any Debt or other obligation owed to the Borrower, a Guarantor or to any Significant Subsidiary, (b) to make loans or advances to the Borrower, a Guarantor or any Significant Subsidiary, (c) to guarantee the Debt of the Borrower, or (d) to create, incur, assume or suffer to exist Liens on property of such Person, provided, however, that (1) this clause (d) shall not prohibit (i) any negative pledge incurred or provided in favor of any holder of obligations permitted hereunder secured by Liens (x) securing Capitalized Lease Obligations permitted under Section 7.09(iv) or (y) of the type under clauses (d), (h), (i), (k) or (l) of the definition of Permitted Liens but, in each case, solely to the extent any such negative pledge relates to the property that constitutes security for the obligations secured thereby (other than with respect to this clause (d)(i), any such negative pledge that restricts any Liens on any Intellectual Property or any Principal Property, in each case, except as otherwise permitted by this Agreement), (ii) customary anti-assignment provisions contained in any lease, license or other contract, and (iii) those encumbrances and restrictions existing on the Effective Date and described on Schedule IV and those now or hereafter existing that are not more restrictive in any respect than such encumbrances and restrictions described on Schedule IV, and (2) the foregoing shall not prohibit (A) restrictions applicable to assets subject to an agreement for the sale or disposition of such assets, to the extent such disposition is permitted by this Agreement or is conditioned on the receipt of an amendment or consent in respect thereof, and (B) customary encumbrances and restrictions set forth in definitive documentation governing Sale-Leaseback Transactions, so long as the Borrower in good faith determines that such encumbrances and restrictions will not impair the ability of the Borrower or any other Loan Party to (w) make principal or interest payments on the Obligations, (x) pay any fees, interests or other amount pursuant to the Credit Documents, (y) to guarantee the Obligations, or (z) to create, incur, assume or suffer to exist any Liens securing the Obligations (provided, however, that the equal and ratable provisions set forth in the 2023 Notes Indenture and 2024 Notes Indenture as of the Effective Date shall not violate the terms of this Section 7.04 and any unsecured notes issuance consummated after the Effective Date may include equal and ratable provisions consistent with the 2024 Notes Indenture).. Section 7.05. Transactions with Affiliates. Except as otherwise permitted in Section 7.03, neither the Borrower nor any Guarantor will make any material sale or license to, make any material purchase from, extend material credit to, make material payment for services rendered by, or enter into any other material transaction with, or permit any of their respective Subsidiaries to make, any material sale or license to, make any material purchase from, extend material credit to, make material payment for services rendered by, or enter into any other material transaction with, any Affiliate of the Borrower or any Guarantor or of such Subsidiary 95 unless such sales, licenses, purchases, extensions of credit, rendition of services and other transactions are (at the time such sale, license, purchase, extension of credit, rendition of services or other transaction is entered into) (a) in the ordinary course of business, or (b) on terms and conditions believed by the Borrower to be fair in all material respects to the Borrower or such Guarantor or such Subsidiary, as the case may be. Section 7.06. Change of Business. The Borrower, the Guarantors and their Subsidiaries, on an aggregate basis, will not materially change the general nature of their primary business. Section 7.07. Limitation on Advances and Investments. Neither the Borrower nor the Guarantors will, or will permit any of their respective Subsidiaries to, make or permit to exist, any loans, advances or capital contributions to, or make any investment in, or purchase or commit to purchase any stock or other securities or evidences of indebtedness of or interests in any other Person which is not, or which will not become in connection with such transaction, a Subsidiary (“Investments”), except: (a) Liquid Investments; (b) trade and customer accounts receivable which are for goods furnished or services rendered in the ordinary course of business and are payable in accordance with customary trade terms; (c) Investments not otherwise permitted by this Section 7.07 in any Person or Persons in a maximum aggregate amount not to exceed $100,000,000 in any fiscal year; (d) Investments not otherwise permitted by this Section 7.07 in any Person or Persons so long as (1) after giving effect to the Investments (and any related Borrowing or other incurrence of Debt), the Debt to Cash Flow Ratio is equal to or less than 3.50 to 1.00 on a pro forma basis as of the last fiscal quarter for which financial statements have been delivered to the Administrative Agent in accordance with the terms hereof, and (2) immediately before and after giving effect thereof, no Default or event which, with the giving of notice, the lapse of time or both, would constitute a Default shall have occurred and be continuing or would result therefrom; (e) for the avoidance of doubt, acquisitions of restaurants from Chili’s franchisees; and (f) Investments existing on the Effective Date and described on Schedule VI. Section 7.08. Accounting Practices. The Borrower and each of its Significant Subsidiaries will maintain its books of record and account in conformity with GAAP. Section 7.09. Debt. The Borrower and each Guarantor will not, and will not permit any of their respective Subsidiaries to, directly or indirectly, create, incur or suffer to exist any direct, indirect, fixed or contingent liability for any Debt, other than (i) the obligations pursuant to the Credit Documents; (ii) the Debt described on Schedule VII; (iii) intercompany Debt, (iv) additional Debt of the Guarantors and the Borrower’s and the Guarantor’s Subsidiaries 96

incurred in connection with Capitalized Lease Obligations; provided, however, the aggregate of all Debt of the Guarantors and all such Subsidiaries under this clause (iv), whether secured or unsecured, must not exceed $45,000,000150,000,000 in the aggregate at any one time; (v) Debt incurred in connection with Sale-Leaseback Transactions otherwise permitted to be consummated in accordance with Section 7.03(c) of this Agreement; (vi) to the extent incurred after the Effective Date, any Debt for borrowed money not otherwise permitted in this Section 7.09 constituting (I) unsecured Debt, (II) secured Subordinated Debt or (III) Debt secured on a junior lien basis with the Advances and other Obligations; provided, that (a) the aggregate principal amount incurred in reliance upon this clause (vi), together with any Permitted Refinancing Debt, shall not exceed $500,000,000 (plus such additional amounts as constituting unsecured Permitted Refinancing Debt of any Debt evidenced by the 2023 Notes Indenture and\or the 20242030 Notes Indenture) at any time during the term of this Agreement, (b) any Debt that is intended to be Subordinated Debt shall be subject to a Subordination Agreement, (c) any unsubordinated Debt that is intended to be secured on a junior lien basis with the Advances and other Obligations shall be subject to an intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent, (d) both before and after giving effect to the incurrence of such Debt, no Default or event which, with the giving of notice, the lapse of time or both, would constitute a Default shall have occurred and be continuing or would result therefrom, (e) both before and after giving effect to the incurrence of such Debt, the Loan Parties are in compliance with Section 7.01, and (g) any Debt incurred pursuant to this clause (vi) (1) shall have a scheduled maturity no earlier than the date that is 91 days after the Stated Termination Date, (2) except for (I) customary asset sale, excess cash flow and change of control redemption or offer to purchase provisions and (II) amortization no greater than 5% per annum of the original aggregate principal amount, shall have no scheduled amortization or mandatory prepayment or redemption (including at the option of the holders thereof) prior to the date that is 91 days after the Stated Termination Date and (3) if constituting convertible Debt, no portion of such Debt shall be redeemable for cash prior to the date that is 91 days after the Stated Termination Date; and (vii) Incremental Equivalent Debt (and Permitted Refinancing Debt in respect thereof); provided, that, (a) the sum of the aggregate original amount of such Incremental Equivalent Debt, the cumulative aggregate amount of all Commitment Increases established under Section 2.17(a) and the cumulative aggregate original amount of all the Incremental Term Commitments established under Section 2.17(b) shall not, on the date of incurrence of such Incremental Equivalent Debt, exceed the Maximum Incremental Amount in effect as of such date, (b) no Default or Event of Default shall have occurred and be continuing immediately prior to and immediately after giving effect to such incurrence, (c) both before and after giving effect to the incurrence of such Debt, the Loan Parties are in compliance with Section 7.01 and (d) the Borrower shall have, reasonably prior to the date of incurrence of such Incremental Equivalent Debt, delivered to the Administrative Agent a certificate of a Financial Officer of the Borrower confirming the satisfaction of the conditions set forth above and attaching a calculation of the First Lien Debt to Cash Flow Ratio on a pro forma basis as of the last day of the period of four fiscal quarters most recently completed for which financial statements have been (or were required to be) delivered pursuant to Section 6.02(b) or (c), and either stating that such incurrence relies solely on utilization of clause (a) of the Maximum Incremental Amount or, if that is not the case, setting forth a calculation of the Maximum Incremental Amount as of such date, and identifying the Incremental Equivalent Debt being incurred and specifying that it is being incurred pursuant to this Section 7.09(vii). 97

Section 7.10. Restricted Payments. Neither the Borrower nor any Guarantor will, or will permit any of their respective Subsidiaries to, declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that, so long as no Default or event which, with the giving of notice, the lapse of time or both, would constitute a Default shall have occurred and be continuing at the time of any action described below or would result therefrom: (a) each Subsidiary may make Restricted Payments to the Borrower or any other Subsidiary whose outstanding Equity Interests are 100% owned, directly or indirectly, by the Borrower; provided, however, no Loan Party may make any Restricted Payments to any Subsidiary that is not a Loan Party; (b) the Borrower may make and declare any Restricted Payments in a maximum aggregate amount not to exceed $210,000,000 in any fiscal year; provided that if any amount available under this Section 7.10(b) (before giving effect to this proviso) is not used in a fiscal year, up to $50,000,000 of such unused amount may be carried forward to the immediately succeeding fiscal year; and (c) the Borrower may make and declare any Restricted Payments so long as after giving effect to the Restricted Payments (and any related Borrowing or other incurrence of Debt), the Debt to Cash Flow Ratio is equal to or less than 3.50 to 1.00 on a pro forma basis as of the last fiscal quarter for which financial statements have been delivered to the Administrative Agent in accordance with the terms hereof. Section 7.11. Outbound Investment Rules. The Borrower will not, and will not permit any of its Subsidiaries to, (a) be or become a “covered foreign person”, as that term is defined in the Outbound Investment Rules, or (b) engage, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if the Borrower were a U.S. Person or (iii) any other activity that would cause the Administrative Agent or any Bank to be in violation of the Outbound Investment Rules or cause the Administrative Agent or any Bank to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. ARTICLE VIII. DEFAULTS Section 8.01. Defaults. If any of the following events (each individually, a “Default”) shall occur and be continuing: (a) the Borrower (i) shall fail to pay any principal of any Advance or any reimbursement obligation in respect of any LC Disbursement when the same becomes due and payable in accordance with the terms hereof, or (ii) shall fail to pay any interest on any Advance or any fee or other amount to be paid by it hereunder within three (3) Business Days of the date on which such payment is due; or 98

(b) any certification, representation or warranty made by the Borrower or a Guarantor herein or by the Borrower or a Guarantor (or any of their respective officers) in writing (including representations and warranties deemed made pursuant to Sections 2.04(a)(G), or 3.02) under or in connection with any Credit Document shall prove to have been incorrect in any material respect when made or deemed made; or (c) the Borrower or a Guarantor shall fail to perform or observe (i) any term, covenant or agreement contained in Section 7.01 on its part to be performed or observed, (ii) any term, covenant or agreement contained in Sections 6.03 or 6.05 (with respect to maintaining the corporate existence of the Borrower or a Guarantor) or in Article VII (other than Section 7.01) on its part to be performed or observed and such failure shall continue for five (5) days after the date notice thereof shall have been given to the Borrower or such Guarantor by the Administrative Agent or any Bank, or (iii) any term, covenant or agreement contained in any Credit Document (other than a term, covenant or agreement described in clauses (a), (b) above and subclauses (i) and (ii) of clause (c)) on its part to be performed or observed and such failure shall continue for thirty (30) days after the date notice thereof shall have been given to the Borrower or the applicable Guarantor by the Administrative Agent or any Bank; or (d) the Borrower, the Guarantors, or any of their respective Subsidiaries shall fail to pay any principal of or premium or interest on any of its Debt which is outstanding in a principal amount of at least $50,000,000 in the aggregate (excluding Debt consisting of the Advances) when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt, or any event of default or other event shall occur or condition shall exist under any agreement or instrument creating or evidencing such Debt in such principal amount, and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such event or condition is to accelerate, or to permit the holder or holders of any such Debt or any trustee or agent on its or their behalf to accelerate, the maturity of such Debt, provided, however, a Default or an event which, with the giving of notice, the lapse of time or both, would constitute a Default, shall have occurred or be continuing for purposes of this clause (d) shall not be deemed to exist due to the acceleration of the maturity of any obligation to a Bank or an affiliate (within the meaning of Regulation U) of a Bank solely by reason of a default in the performance of a term or condition in any agreement or instrument under or by which such obligation is created, evidenced or secured, which term or condition restricts the right of the Borrower or any other Person to sell, pledge or otherwise dispose of any margin stock (within the meaning of Regulation U) held by the Borrower or any such other Person; or (e) the Borrower, a Guarantor, or any Significant Subsidiary shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower, a Guarantor or any Significant Subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it 99

(but not instituted by it), shall remain undismissed or unstayed for a period of sixty (60) days; or the Borrower, a Guarantor or any Significant Subsidiary shall take any corporate action to authorize any of the actions set forth above in this clause (e); or (f) any judgment or order against the Borrower, a Guarantor or any of their respective Consolidated Subsidiaries is rendered for the payment of money in excess of $50,000,000 over the sum of available insurance therefor and adequate cash reserves for which have not been established and set aside solely for the purpose of payment of such judgment or order and such judgment or order remains unsatisfied and either (i) enforcement proceedings shall have been commenced by the creditor upon such judgment or order or (ii) there shall be any period of sixty (60) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or (g) the Borrower shall cease to own directly or indirectly 100% of the issued and outstanding voting stock of the Guarantors; or (h) any Person shall become the “beneficial owner” (as defined under Exchange Act Rule 13d-3) of at least a majority of the outstanding voting common stock of the Borrower; or (i) a Termination Event shall have occurred that, when taken together with all other Termination Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; or (j) (i) any material provision of any Credit Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all Obligations, ceases to be in full force and effect; (ii) the Borrower or any other Person contests in writing the validity or enforceability of any provision of any Credit Document; (iii) the Borrower denies in writing that it has any or further liability or obligation under any Credit Document, or purports in writing to revoke, terminate or rescind any Credit Document or (iv) any Lien purported to be created under any Collateral Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any material portion of the Collateral, with the priority required by the applicable Collateral Document, except as a result of (x) the sale or other disposition of the applicable Collateral in a transaction permitted under the Credit Documents, (y) the release thereof as provided in Section 9.09, or (z) the Administrative Agent’s failure to (A) maintain possession of any stock certificate, promissory note or other instrument delivered to it under the Collateral Documents or (B) file Uniform Commercial Code continuation statements;action or inaction by a Person other than a Loan Party or any of their Affiliates, representatives or designees; then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Majority Banks, after providing notice to the Borrower, declare all of the Commitments and the obligation of each Bank to make Advances to be terminated, whereupon all of the Commitments and each such obligation shall forthwith terminate, (ii) shall at the request, or may with the consent, of the Majority Banks, by notice to the Borrower declare the Advances, all interest thereon and all other amounts payable by the Borrower and the Guarantors under this Agreement to be forthwith due and payable, whereupon such Advances, such interest and all such amounts shall become and be forthwith due and payable, and require that the 100

Borrower provide cash collateral as required in Section 2.19(j), and (iii) shall at the request, or may with the consent, of the Majority Banks, exercise on behalf of itself, the Banks and the Issuing Banks all rights and remedies available to it, the Banks and the Issuing Banks under the Credit Documents and Applicable Law, in each case without requirement of any presentment, demand, protest, notice of intent to accelerate, further notice of acceleration or other further notice of any kind (other than the notice expressly provided for above), all of which are hereby expressly waived by the Borrower and each Guarantor, provided, however, that in the event of any Default described in Section 8.01(e) with respect to the Borrower or any Guarantor, (A) all of the Commitments and the obligation of each Bank to make Advances shall automatically be terminated, (B) the Advances, all such interest and all such amounts shall automatically become and be due and payable and (C) and the obligation of the Borrower to cash collateralize the LC Exposure as provided above shall automatically become effective, in each case without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or any other notice of any kind, all of which are hereby expressly waived by the Borrower and each Guarantor. Section 8.02. Application of Funds. After the exercise of remedies provided for in Section 8.01 (or after the Advances have automatically become immediately due and payable as set forth in the proviso to Section 8.01), any amounts received on account of the Obligations shall, subject to the provisions of Section 2.18, be applied by the Administrative Agent in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including (i) fees, charges and disbursements of counsel to the Administrative Agent, to the extent payable pursuant to Section 10.04 hereof, and (ii) amounts payable under Article II) due and payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, reimbursement obligations in respect of LC Disbursements, interest, commitment fees and Letter of Credit fees) due and payable to the Banks and the Issuing Banks (including (i) fees, charges and disbursements of counsel to the respective Banks arising under the Credit Documents, to the extent payable pursuant to Section 10.04 hereof, and (ii) amounts payable under Article II) arising under the Credit Documents, ratably among them in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid commitment fees, Letter of Credit fees and charges and interest on the Advances and unreimbursed LC Disbursements, ratably among the Banks and the Issuing Banks in proportion to the respective amounts described in this clause Third payable to them; Fourth, (A) to payment of that portion of the Obligations constituting unpaid principal of the Advances and unreimbursed LC Disbursements, (B) to cash collateralize that portion of LC Exposure comprising the undrawn amount of Letters of Credit to the extent not otherwise cash collateralized by the Borrower pursuant to 101

Section 2.18 or 2.19 and (C) to payment of that portion of the Obligations then owing under Secured Hedge Agreements, Secured Cash Management Agreements and Secured Bilateral Letters of Credit, ratably among the Banks, Issuing Banks, the Hedge Banks, the Cash Management Banks and the LOC Banks, in proportion to the respective amounts described in this clause Fourth held by them; provided that (x) any such amounts applied pursuant to subclause (B) above shall be paid to the Administrative Agent for the ratable account of the applicable Issuing Banks to cash collateralize Obligations in respect of Letters of Credit, (y) subject to Section 2.18 or 2.19, amounts used to cash collateralize the aggregate amount of Letters of Credit pursuant to this clause Fourth shall be used to satisfy drawings under such Letters of Credit as they occur and (z) upon the expiration of any Letter of Credit (without any pending drawings), the pro rata share of cash collateral shall be distributed to the other Obligations, if any, in the order set forth in this Section 8.02; Fifth, to the payment in full of all other Obligations, in each case ratably among the Administrative Agent, the Banks and the Issuing Banks based upon the respective aggregate amounts of all such Obligations owing to them in accordance with the respective amounts thereof then due and payable; and Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by law. If any amount remains on deposit as cash collateral after all Letters of Credit have either been fully drawn or expired (without any pending drawings), such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. Notwithstanding the foregoing, Obligations arising under Secured Cash Management Agreements, Secured Hedge Agreements and the Secured Bilateral Letters of Credit shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank, Hedge Bank or LOC Bank as the case may be. Each Cash Management Bank, Hedge Bank or LOC Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article IX hereof for itself and its Affiliates as if a “Bank” party hereto. Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or such Guarantor’s assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section 8.02.” ARTICLE IX. THE ADMINISTRATIVE AGENT Section 9.01. Authorization and Action. (a) Each Bank hereby appoints and authorizes the Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by 102 the terms hereof, together with such powers as are reasonably incidental thereto. Without limiting the foregoing, the Banks hereby authorize the Administrative Agent to enter into any Collateral Document or any intercreditor or subordination agreement contemplated by this Agreement. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Advances), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Banks, and such instructions shall be binding upon all Banks, provided, however, that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or Applicable Law. The provisions of this Article are solely for the benefit of the Administrative Agent and the Banks, and none of the Borrower or the Guarantors shall have any rights as a third party beneficiary of any such provisions. The motivations of the Administrative Agent are commercial in nature and not to invest in the general performance or operations of the Borrower. (ba) The Administrative Agent may perform any of and all its duties and exercise its rights and powers hereunder or under any other Credit Document by or through any one or more sub-agents (that is/are Affiliate(s) of the Administrative Agent) appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facility provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. (cb) The Administrative Agent shall also act as the “collateral agent” under the Credit Documents, and each of the Banks (including in its capacities as a potential Hedge Bank, a potential Cash Management Bank and a potential LOC Bank) hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Bank for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.01(b) for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Article IX and Article X (including Section 10.04, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Credit Documents) as if set forth in full herein with respect thereto. Section 9.02. Administrative Agent’s Reliance, Etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable to the Banks for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of 103 the foregoing, the Administrative Agent: (i) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable to the Banks for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrower or to inspect the property (including the books and records) of the Borrower or any of its Subsidiaries; (iv) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (v) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (vi) except as expressly set forth in the Credit Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower, any Subsidiary or any other Affiliate of any of the foregoing that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity; (vii) shall not be responsible for or have any duty to ascertain or inquire into the satisfaction of any condition set forth in Article III or elsewhere in any Credit Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent; (viii) shall incur no liability to the Banks under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier or other electronic communications) believed by it to be genuine and signed or sent by the proper party or parties and (ix) shall incur no liability to the Banks under or in respect of this Agreement by acting upon any statement made to it orally or by telephone and believed by it to be made by the proper Person (including, if applicable, a Financial Officer of such Person). Section 9.03. Knowledge of Defaults. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default (other than a failure to make a payment of principal of or interest on the Advances) unless the Administrative Agent has received notice from a Bank or the Borrower specifying such Default and stating that such notice is a “Notice of Default”. In the event that the Administrative Agent receives such a notice of a Default, the Administrative Agent shall give prompt notice thereof to the Banks. The Administrative Agent shall (subject to Section 9.08 hereof) take such action with respect to such Default as shall be directed by the Majority Banks, provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Banks except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Majority Banks or all of the Banks. Section 9.04. Rights of the Administrative Agent as a Bank and an Issuing Bank. With respect to all its Commitments, Advances, Letter of Credit Commitments and Letters of Credit made by it, the Person serving as the Administrative Agent shall have the same rights and powers under this Agreement as any other Bank or Issuing Bank, as the case may be, and may 104 exercise the same as though it were not the Administrative Agent; and the term “Bank” or “Banks” and “Issuing Bank” or “Issuing Banks” shall, unless otherwise expressly indicated, include such Person in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, act as financial advisor or in any other advisory capacity and generally engage in any kind of business with, the Borrower, any of its Subsidiaries and any Person who may do business with or own securities of the Borrower or any such Subsidiary, all as if such Person was not the Administrative Agent and without any duty to account therefor to the Banks or the Issuing Banks. Section 9.05. Bank Credit Decision. (a) Each Bank expressly acknowledges that none of the Administrative Agent nor any Joint Lead Arranger has made any representation or warranty to it, and that no act by the Administrative Agent or any Joint Lead Arranger hereafter taken, including any consent to, and acceptance of any assignment or review of the affairs of any Loan Party of any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Administrative Agent or any Joint Lead Arranger to any Bank as to any matter, including whether the Administrative Agent or any Joint Lead Arranger have disclosed material information in their (or their Related Parties’) possession. Each Bank represents and acknowledges that it has, independently and without reliance upon the Administrative Agent, any Joint Lead Arranger or any other Bank and based on the financial statements referred to in Section 5.04 and such other documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Subsidiaries, and all applicable bank or other regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Joint Lead Arranger or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Credit Document or any related agreement or any document furnished hereunder or thereunder, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties. Each Bank represents and warrants that (i) the Credit Documents set forth the terms of a commercial lending facility and (ii) in participating as a Bank, it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Bank for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Bank, and not for the purpose of investing in the general performance or operations of the Borrower, or for the purpose of purchasing, acquiring or holding any other type of financial instrument such as a security, and each Bank agrees not to assert a claim in contravention of the foregoing, such as a claim under the federal or state securities laws. Each Bank represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Bank, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. 105

(ba) Each Bank, by delivering its signature page to this Agreement and funding its Advances on the Effective Date, or delivering its signature page to an Assignment or an Accession Agreement pursuant to which it shall become a Bank hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Credit Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Banks on the Effective Date. (b) The Banks acknowledge that there may be a constant flow of information (including information which may be subject to confidentiality obligations in favor of the Loan Parties) between the Loan Parties and their Affiliates, on the one hand, and JPMorgan Chase Bank, N.A. and its Affiliates, on the other hand. Without limiting the foregoing, the Loan Parties or their Affiliates may provide information, including updates to previously provided information to JPMorgan Chase Bank, N.A. and/or its Affiliates acting in different capacities, including as Bank, lead bank, arranger or potential securities investor, independent of such entity’s role as administrative agent hereunder. The Banks acknowledge that neither JPMorgan Chase Bank, N.A. nor its Affiliates shall be under any obligation to provide any of the foregoing information to them. Notwithstanding anything to the contrary set forth herein or in any other Credit Document, except for notices, reports and other documents expressly required to be furnished to the Banks by the Administrative Agent herein or in any other Credit Document, the Administrative Agent shall not have any duty or responsibility to provide, and shall not be liable for the failure to provide, any Bank with any credit or other information concerning the Advances, the Banks, the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates that is communicated to, obtained by, or in the possession of, the Administrative Agent or any of its Affiliates in any capacity, including any information obtained by the Administrative Agent in the course of communications among the Administrative Agent and any Loan Party, any Affiliate thereof or any other Person. Notwithstanding the foregoing, any such information may (but shall not be required to) be shared by the Administrative Agent with one or more Banks, or any formal or informal committee or ad hoc group of such Banks, including at the direction of a Loan Party. Section 9.06. Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Banks and the Borrower. Upon any such resignation, the Majority Banks shall have the right to appoint a successor Administrative Agent that, unless a Default shall have occurred and then be continuing, is acceptable to the Borrower. If no successor Administrative Agent shall have been so appointed by the Majority Banks, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation or the Majority Banks’ removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having total assets of at least $1,000,000,000; provided that if the Administrative Agent shall notify the Borrower and the Banks that no Person satisfying such requirements has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under each other Credit Document and with respect to the transactions contemplated hereby and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Bank, until such time as the Majority Banks appoint a 106 successor Administrative Agent as provided for above in this Section. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. Section 9.07. Joint Lead Arrangers and Bookrunners, Syndication Agents and Documentation Agents. The Joint Lead Arrangers and Bookrunners, Syndication Agents and Documentation Agents named on the cover page of this Agreement, in their capacities as such, shall have no obligation, responsibility or required performance hereunder and shall not become liable in any manner to any party hereto in respect hereof. Section 9.08. INDEMNIFICATION. THE ADMINISTRATIVE AGENT SHALL NOT BE REQUIRED TO TAKE ANY ACTION HEREUNDER OR TO PROSECUTE OR DEFEND ANY SUIT IN RESPECT OF THIS AGREEMENT OR THE NOTES, UNLESS INDEMNIFIED TO ITS SATISFACTION BY THE BANKS AGAINST LOSS, COST, LIABILITY AND EXPENSE. IF ANY INDEMNITY FURNISHED TO THE ADMINISTRATIVE AGENT SHALL BECOME IMPAIRED, IT MAY CALL FOR ADDITIONAL INDEMNITY AND CEASE TO DO THE ACTS INDEMNIFIED AGAINST UNTIL SUCH ADDITIONAL INDEMNITY IS GIVEN. IN ADDITION, THE BANKS, JOINTLY AND SEVERALLY, AGREE TO INDEMNIFY THE ADMINISTRATIVE AGENT (TO THE EXTENT NOT REIMBURSED BY THE BORROWER OR A GUARANTOR) FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, AGREEMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE ADMINISTRATIVE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF THE CREDIT DOCUMENTS OR ANY ACTION TAKEN OR OMITTED BY THE ADMINISTRATIVE AGENT UNDER THE CREDIT DOCUMENTS, PROVIDED THAT NO BANK SHALL BE LIABLE TO THE ADMINISTRATIVE AGENT FOR ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, AGREEMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS DETERMINED IN A FINAL, NONAPPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM THE ADMINISTRATIVE AGENT’S GROSS NEGLIGENCE, BAD FAITH, WILLFUL MISCONDUCT OR MATERIAL BREACH OF ANY CREDIT DOCUMENT. WITHOUT LIMITATION OF THE FOREGOING, EACH BANK EXPRESSLY AGREES TO INDEMNIFY THE ADMINISTRATIVE AGENT FROM ITS OWN NEGLIGENCE. EACH BANK AGREES TO REIMBURSE THE ADMINISTRATIVE AGENT PROMPTLY UPON DEMAND FOR ITS RATABLE SHARE, CALCULATED IN ACCORDANCE WITH ITS TOTAL COMMITMENT, OF ANY OUT-OF-POCKET EXPENSES (INCLUDING COUNSEL FEES INCURRED BY THE ADMINISTRATIVE AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS OR OTHERWISE OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR 107

RESPONSIBILITIES UNDER, THE CREDIT DOCUMENTS) TO THE EXTENT THAT THE ADMINISTRATIVE AGENT IS NOT REIMBURSED FOR SUCH EXPENSES BY THE BORROWER OR A GUARANTOR. THIS SECTION 9.08 SHALL NOT APPLY WITH RESPECT TO TAXES OTHER THAN ANY TAXES THAT REPRESENT LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, AGREEMENTS, SUITS, COSTS, EXPENSES, ETC. ARISING FROM ANY NON-TAX CLAIM. Section 9.09. Collateral Matters. Each Bank (including in its capacities as a potential Cash Management Bank, a potential Hedge Bank and a potential LOC Bank) irrevocably authorizes the Administrative Agent, at its option and in its discretion, (a) to release any Lien on any property granted to or held by the Administrative Agent under any Credit Document (i) upon termination of the Total Commitments, payment in full of all Obligations (other than contingent indemnification obligations and obligations in respect of Secured Cash Management Agreements, Secured Hedge Agreements and Secured Bilateral Letters of Credit) and the termination or expiration of each Letter of Credit (or the cash collateralization or backstop of, or other arrangement with respect to, each Letter of Credit on terms satisfactory to the Issuing Bank in respect of such Letter of Credit), (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Credit Document, or (iii) subject to Section 10.01, if approved, authorized or ratified in writing by the Majority Banks; (b) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Credit Document to the holder of any Lien on such property that is permitted by clause (g) or (i) in the definition of Permitted Liens; and (c) upon request by the Administrative Agent at any time, the Majority Banks will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property pursuant to this Section 9.09. Section 9.10. Certain ERISA Matters. (a) Each Bank, (x) represents and warrants, as of the date such Person became a Bank party hereunder, to, and (y) covenants, from the date such Person becomes a Bank hereunder, from the date such Person becomes a Bank party hereunder to the date such Person ceases being a Bank party to this Agreement, for the benefit of, the Administrative Agent and the Joint Lead Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Bank is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Bank’s entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Secured Bilateral Letters of Credit, the Commitments or this Agreement; (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions 108 involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Bank’s entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Secured Bilateral Letters of Credit, the Commitments and this Agreement; (iii) (A) such Bank is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Bank to enter into, participate in, administer and perform the Advances, the Letters of Credit, the Secured Bilateral Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Secured Bilateral Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Bank, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Bank’s entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Secured Bilateral Letters of Credit, the Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Bank. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Bank or (2) a Bank has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Bank further (x) represents and warrants, as of the date such Person became a Bank party hereto, to, and (y) covenants, from the date such Person became a Bank party hereto to the date such Person ceases being a Bank party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Bank involved in such Bank’s entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Secured Bilateral Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Credit Document or any documents related hereto or thereto). Section 9.11. Secured Cash Management Agreements, Secured Hedge Agreements, and the Secured Bilateral Letters of Credit. Except as otherwise expressly set forth herein, no Cash Management Bank, Hedge Bank or LOC Bank that obtains the benefits of Section 8.02, any guaranty or any Collateral by virtue of the provisions hereof or of any guaranty by any Guarantor or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Credit Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Bank and, in such case, only to the extent expressly provided in the Credit Documents. Subject to the next sentence but notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or 109 that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Cash Management Agreements, Secured Hedge Agreements or Secured Bilateral Letters of Credit unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank, Hedge Bank, LOC Bank or the Borrower, as the case may be. The Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to Obligations arising under Secured Cash Management Agreements, Secured Hedge Agreements or Secured Bilateral Letters of Credit upon termination of the Total Commitments and payment in full of all Obligations (other than (A) contingent indemnification obligations and (B) obligations and liabilities under Secured Cash Management Agreements, Secured Hedge Agreements and Secured Bilateral Letters of Credit). Each Cash Management Bank, Hedge Bank and LOC Bank acknowledges and agrees that the Liens and guarantees under the Credit Documents shall be released at such time as the Obligations, excluding those under the Secured Cash Management Agreements, Secured Hedge Agreements and Secured Bilateral Letters of Credit, are repaid in full. Section 9.12. Erroneous Payments. (a) Each Bank hereby agrees that (x) if the Administrative Agent notifies such Bank that the Administrative Agent has determined in its sole discretion that any funds received by such Bank from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Bank (whether or not known to such Bank), and demands the return of such Payment (or a portion thereof), such Bank shall promptly, but in no event later than one Business Day thereafter (or such later date as the Administrative Agent, may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Bank to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Bank shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Bank under this Section 9.12 shall be conclusive, absent manifest error. (b) Each Bank hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Bank agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Bank shall promptly notify the Administrative Agent of such occurrence and, upon demand from 110 the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter (or such later date as the Administrative Agent, may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Bank to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (c) The Borrower and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Bank that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Bank with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party. (d) Each party’s obligations under this Section 9.12 shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Bank, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Credit Document. Section 9.13. Borrower Communications. (a) The Administrative Agent, the Banks and the Issuing Banks agree that the Borrower may, but shall not be obligated to, make any Borrower Communications to the Administrative Agent through an electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Borrower Portal”). (b) Although the Approved Borrower Portal and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Fourth Amendment Effective Date, a user ID/password authorization system), each of the Banks, each of the Issuing Banks and the Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of the Borrower that are added to the Approved Borrower Portal, and that there may be confidentiality and other risks associated with such distribution. Each of the Banks, each of the Issuing Banks and the Borrower hereby approves distribution of Borrower Communications through the Approved Borrower Portal and understands and assumes the risks of such distribution. (c) THE APPROVED BORROWER PORTAL IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER COMMUNICATION, OR THE ADEQUACY OF THE APPROVED BORROWER PORTAL AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED BORROWER PORTAL AND THE BORROWER COMUNICATIONS. NO WARRANTY OF ANY KIND, 111

EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE BORROWER COMMUNICATIONS OR THE APPROVED BORROWER PORTAL. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, ANY ARRANGER, ANY DOCUMENTATION AGENT, ANY SYNDICATION AGENT] OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY BANK, ANY ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE BORROWER’S TRANSMISSION OF BORROWER COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED BORROWER PORTAL. “Borrower Communications” means, collectively, any Notice of Borrowing, interest election request, notice of prepayment, notice requesting the issuance, amendment or extension of a Letter of Credit or other notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Credit Document or the transactions contemplated therein which is distributed by the Borrower to the Administrative Agent through an Approved Borrower Portal. (d) Each of the Banks, each of the Issuing Banks and the Borrower agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Borrower Communications on the Approved Borrower Portal in accordance with the Administrative Agent’s generally applicable document retention procedures and policies. (e) Nothing herein shall prejudice the right of the Borrower to give any notice or other communication pursuant to any Credit Document in any other manner specified in such Credit Document. ARTICLE X. MISCELLANEOUS Section 10.01. Amendments, Etc. Subject to Section 2.14(c) and (d), no amendment or waiver of any provision of any Credit Document, nor consent to any departure by the Borrower or the Guarantors therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower and the Majority Banks and acknowledged by Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, provided, however, that no amendment, waiver or consent shall do any of the following: (a) extend or increase any Commitment of any Bank or subject any Bank to any additional obligations without the consent of such Bank, (b) reduce or forgive the principal of, or interest on, any Advances or LC Disbursement of any Bank or any fees or other amounts payable to any Bank hereunder without the consent of such Bank, provided, however, that only the consent of the Majority Banks shall be necessary (i) to amend the 112 definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Advance, Borrowing or LC Disbursement or to reduce any fee payable hereunder, (c) postpone any date fixed for any payment of principal of, or interest on, any Advances or any LC Disbursement or any fees or other amounts payable hereunder without the consent of each affected Bank, (d) change the definition of “Majority Banks”, “Majority Revolving Banks” or any other provision hereof specifying the number or percentage of Banks required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the consent of each Bank, (e) release the Borrower or Brinker Restaurant or otherwise change any obligation of the Borrower or Brinker Restaurant to pay any amount payable by the Borrower or Brinker Restaurant hereunder without the consent of each Bank, (f) release all or substantially all of the Guarantors or release all or substantially all of the Collateral without the consent of each Bank, (g) amend this Section 10.01 without the consent of each Bank, (h) change Section 2.05(a) or 2.16 in a manner that would alter the ratable reduction of Commitments or the pro rata sharing of payments required thereby, without the written consent of each Bank, (i) change the payment waterfall provisions of Section 2.18(b), Section 8.02, the last paragraph of Section 11 of the Security Agreement or Section 6 of the Pledge Agreement, without the written consent of each Bank or (j) take any actions to subordinate (or have the effect of subordinating) the Liens securing the Obligations or the Obligations in contractual right of payment under the Credit Documents to other Indebtedness (including guarantees) (any such other Indebtedness to which the Liens securing the Obligations or such Obligations under the Credit Documents are subordinated, the “Senior Indebtedness”) without the written consent of each Bank adversely affected thereby, unless each adversely affected Bank has been offered a bona fide opportunity to fund or otherwise provide its pro rata share of the Senior Indebtedness and to the extent such adversely affected Bank participates in the Senior Indebtedness, it receives its pro rata share of the fees and any other similar benefit; provided, further, that no amendment, waiver or consent shall, (w) unless in writing and signed by the Administrative Agent in addition to the Banks required above to take such action, affect the rights or duties of the Administrative Agent under any Credit Document, (x) unless in writing and signed by each Issuing Bank in addition to the Banks required above to take such action, affect the rights or duties of the Issuing Banks under any Credit Document, (y) amend or modify the provisions of Section 2.19 without the prior written consent of the Administrative Agent and the Issuing Banks or (z) amend, waive or otherwise modify any condition precedent to the making of an Advance under the Revolving Credit Facility or the issuance, amendment or extension of a Letter of Credit without the prior written consent of the Majority Revolving Banks (but without the necessity of obtaining the prior written consent of the Majority Banks); and provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the applicable Guarantor in addition to any other party required above to take such action, affect the rights or duties of such Guarantor under any Credit Document. Notwithstanding anything to the contrary herein, no Defaulting Bank shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Banks or each affected Bank may be effected with the consent of the applicable Banks other than Defaulting Banks), except that (x) no Commitment of any Defaulting Bank may be increased or extended without the consent of such Bank and (y) any waiver, amendment or modification requiring the 113 consent of all Banks or each affected Banks that by its terms affects any Defaulting Bank more adversely than other affected Banks shall require the consent of such Defaulting Bank. If the Administrative Agent and the Borrower acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Credit Document, then the Administrative Agent and the Borrower shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement. Section 10.02. Notices, Etc. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy or e-mail, as follows: (i) if to the Borrower, to it at [ ], Attention of [ ] (Telecopy No. [ ]) (Email: [ ]); (ii) if to the Administrative Agent from the Borrower, to the address or addresses separately provided to the Borrower; (iii) if to the Administrative Agent from the Banks, to JPMorgan Chase Bank, N.A., 383 Madison Ave, 24th Floor, New York, NY 10179, United States; (iv) if to an Issuing Bank, to it at the address separately provided to the Borrower; and (v) if to any other Bank, to it at its address (or telecopy number) set forth in its Administrative Questionnaire. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through Platforms or Approved Borrower Portals, to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b). . All notices and other communications provided for in this Agreement and each other Credit Document shall be in writing (including telecopy or email communication) and mailed, telecopied or emailed or delivered, if to any Bank as specified on Schedule I hereto or specified pursuant to an Assignment; if to the Borrower or the Guarantors, as specified opposite its name on Schedule II hereto; or, as to the Borrower, the Guarantors or the Administrative Agent, at such other address as shall be designated by such party in a prior written notice to the other parties (provided that such address of each of Borrower, the Guarantors and the Administrative Agent for notice purposes shall be an address in the United States) and, as to each other party, at such other address as shall be designated by such party in a prior written notice to the Borrower, such Guarantor and the Administrative Agent. All such notices and communications shall, when 114 mailed, telecopied or emailed, be effective when deposited in the mails, sent by telecopier to any party to the telecopier number as set forth herein or on Schedule I or Schedule II hereto (or other telecopy number specified by such party in a written notice to the other parties hereto), or sent by email to the addresses set forth herein or on Schedule I or Schedule II hereto, respectively, except that notices to the Administrative Agent pursuant to Article II or IX shall not be effective until received by the Administrative Agent by physical delivery or telecopy. (b) Notices and other communications to the Borrower, any Loan Party, the Banks, the Administrative Agent and the Issuing Banks hereunder may be delivered or furnished by using Platforms or Approved Borrower Portals (as applicable), in each case, pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Bank. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. (c) Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (d) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. Section 10.03. No Waiver; Remedies. No failure on the part of any Bank or the Administrative Agent to exercise, and no delay in exercising, any right under any Credit Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Credit Documents are cumulative and not exclusive of any remedies provided by law. Notwithstanding anything to the contrary contained herein or in any Credit Document, the authority to enforce rights and remedies hereunder and under the Credit Documents against the Borrower and the Guarantors or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Article VIII for the benefit of all the Banks; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder, (b) any Bank from exercising setoff rights in accordance with Section 10.05, or (c) any Bank from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to the Borrower or the Guarantors under any insolvency, bankruptcy, reorganization, receivership or 115 other debtor relief law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder, then (i) the Majority Banks shall have the rights otherwise ascribed to the Administrative Agent pursuant to Article VIII and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso, any Bank may, with the consent of the Majority Banks, enforce any rights and remedies available to it and as authorized by the Majority Banks. Section 10.04. Costs, Expenses and Taxes; Limitation of Liability; Indemnity. (a) The Borrower agrees to pay on demand (i) all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment or waiver of any Credit Document, including, without limitation, the reasonable fees and out-of-pocket expenses of one primary counsel to the Administrative Agent and a single local counsel to the Administrative Agent in each appropriate jurisdiction (which may include a single firm of special counsel acting in multiple jurisdictions) (and in the case of reasonable fees and out-of-pocket expenses of such counsel in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents prior to and on the Effective Date, to the extent presented to the Borrower for payment no later than thirty (30) days following the Effective Date) and fees, costs and expenses of financial advisors, with respect to advising the Administrative Agent, (ii) all reasonable out-of-pocket expenses incurred by any Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable out-of-pocket costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses and fees and expenses of financial advisors), of the Administrative Agent, each Issuing Bank and each Bank in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) against the Borrower or the Guarantors of any Credit Document. (ba) THE BORROWER AND EACH GUARANTOR AGREE THAT NONE OF THE ADMINISTRATIVE AGENT (OR ANY SUB-AGENT THEREOF), ANY JOINT LEAD ARRANGER OR ANY BANK OR ANY OF THEIR RESPECTIVE AFFILIATES OR THEIR AND THEIR AFFILIATES’ RESPECTIVE PARTNERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ADVISORS, TRUSTEES, REPRESENTATIVES AND CONTROLLING PERSONS (EACH, A “BANK-RELATED PERSON”) SHALL HAVE ANY LIABILITY (WHETHER DIRECT OR INDIRECT, IN CONTRACT OR TORT OR OTHERWISE) TO THE BORROWER OR A GUARANTOR OR THE BORROWER OR A GUARANTOR’S RESPECTIVE SUBSIDIARIES OR AFFILIATES OR TO ANY EQUITY HOLDERS OR CREDITORS OF THE BORROWER OR A GUARANTOR ARISING OUT OF, RELATED TO OR IN CONNECTION WITH ANY ASPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, EXCEPT TO THE EXTENT OF DIRECT, AS OPPOSED TO SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE, DAMAGES DETERMINED IN A FINAL, NONAPPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNIFIED PERSON’S GROSS NEGLIGENCE, BAD FAITH, WILLFUL MISCONDUCT OR MATERIAL BREACH OF ANY CREDIT DOCUMENT. NOTWITHSTANDING ANY OTHER PROVISION CONTAINED HEREIN, NO BANK-RELATED PERSON SHALL BE LIABLE FOR ANY DAMAGES ARISING FROM THE USE BY OTHERS OF INFORMATION OR OTHER MATERIALS OBTAINED THROUGH ELECTRONIC TELECOMMUNICATIONS OR OTHER INFORMATION TRANSMISSION SYSTEMS (INCLUDING THE INTERNET, ANY PLATFORM AND ANY 116

APPROVED BORROWER PORTAL), OTHER THAN FOR DIRECT OR ACTUAL DAMAGES RESULTING FROM THE GROSS NEGLIGENCE, BAD FAITH OR WILLFUL MISCONDUCT OF SUCH BANK-RELATED PERSON OR FROM SUCH BANK-RELATED PERSON’S MATERIAL BREACH OF ANY CREDIT DOCUMENT, IN EACH CASE, AS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION. (cb) THE BORROWER AND EACH GUARANTOR, JOINTLY AND SEVERALLY, AGREES, TO THE FULLEST EXTENT PERMITTED BY LAW, TO INDEMNIFY AND HOLD HARMLESS THE ADMINISTRATIVE AGENT (AND ANY SUB-AGENT THEREOF), THE JOINT LEAD ARRANGERS AND EACH BANK AND EACH OF THEIR RESPECTIVE AFFILIATES AND THEIR AND THEIR AFFILIATES’ RESPECTIVE PARTNERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ADVISORS, TRUSTEES, REPRESENTATIVES AND CONTROLLING PERSONS (EACH, AN “INDEMNIFIED PERSON”) FROM AND AGAINST ANY AND ALL CLAIMS, DAMAGES, LOSSES, LIABILITIES AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE FEES, DISBURSEMENTS AND OTHER CHARGES OF COUNSEL), FOR WHICH ANY INDEMNIFIED PERSON MAY BECOME LIABLE OR WHICH MAY BE INCURRED BY OR ASSERTED OR AWARDED AGAINST ANY SUCH INDEMNIFIED PERSON BY THE BORROWER, A GUARANTOR OR ANY OTHER PERSON, IN EACH CASE IN CONNECTION WITH OR ARISING OUT OF OR BY REASON OF (INCLUDING, WITHOUT LIMITATION, IN CONNECTION WITH ANY INVESTIGATION, LITIGATION, OR PROCEEDING OR PREPARATION OF A DEFENSE IN CONNECTION THEREWITH, WHETHER OR NOT SUCH INDEMNIFIED PERSON IS A PARTY THERETO), (I) THE EXECUTION OR DELIVERY OF THIS AGREEMENT, ANY OTHER CREDIT DOCUMENT, OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER, THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREUNDER OR THEREUNDER, OR IN THE CASE OF THE ADMINISTRATIVE AGENT (AND ANY SUB-AGENT THEREOF) AND ITS RELATED INDEMNIFIED PERSONS, THE ADMINISTRATION OF THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS (INCLUDING IN RESPECT OF ANY MATTERS ADDRESSED IN SECTION 2.15) OR (II) ANY ADVANCES OR LETTERS OF CREDIT OR IN EACH CASE THE USE OR PROPOSED USE OF THE PROCEEDS THEREFROM (INCLUDING ANY REFUSAL BY AN ISSUING BANK TO HONOR A DEMAND FOR PAYMENT UNDER A LETTER OF CREDIT IF THE DOCUMENTS PRESENTED IN CONNECTION WITH SUCH DEMAND DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT) (IN ALL CASES, WHETHER OR NOT CAUSED OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE INDEMNIFIED PERSON), EXCEPT TO THE EXTENT ANY SUCH CLAIM, DAMAGE, LIABILITY OR EXPENSE IS FOUND IN A FINAL, NONAPPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNIFIED PERSON’S GROSS NEGLIGENCE, BAD FAITH, WILLFUL MISCONDUCT OR MATERIAL BREACH OF ANY CREDIT DOCUMENT. 117

Section 10.05. Right of Set-off. Upon (a) the occurrence and during the continuance of a Default pursuant to Section 8.01(a) or (b) the making of the request or the granting of the consent specified by Section 8.01 to authorize the Administrative Agent to declare the Advances due and payable pursuant to the provisions of Section 8.01, each Bank (other than a Defaulting Bank) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank or any affiliate of such Bank to or for the credit or the account of the Borrower or a Guarantor (but not any other Person) against any and all of the obligations of the Borrower or a Guarantor now or hereafter existing under the Credit Documents, irrespective of whether or not such Bank shall have made any demand under this Agreement or any Credit Document and although such obligations may be unmatured, provided that no Bank shall exercise such set-off rights with respect to deposits that such Bank knows are held by the Borrower or a Guarantor for the benefit of another Person (such deposits, “Third Party Funds”), and each Bank agrees that if it has exercised its set-off rights under this Section 10.05 with respect to Third Party Funds, such Bank shall promptly return such Third Party Funds to the Borrower or a Guarantor, as applicable, provided further that in the event that any Defaulting Bank shall receive any property of the Borrower or a Guarantor or payment (including by purported right of set off or otherwise), (x) all amounts so received shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.18 and, pending such payment, shall be segregated by such Defaulting Bank from its other funds and deemed held in trust for the benefit of the Administrative Agent and the other Banks, and (y) the Defaulting Bank shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Debt and other obligations owing to such Defaulting Bank as to which it received such property or payment. Each Bank agrees to notify the Borrower and the applicable Guarantor promptly after such set-off and application made by such Bank, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section 10.05 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Bank may have. Section 10.06. Bank Assignments and Participations. (a) Assignments. Any Bank may assign to one or more banks or other entities all or any portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of any of its Commitments, participations in Letters of Credit, any Advances owing to it, and any Notes held by it) with the consent, not to be unreasonably withheld, of the Administrative Agent and the Borrower (provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof and provided, further that the Borrower shall have no such consent right in the case of assignments to a Bank or any Affiliate of any Bank or if a Default has occurred and is continuing); provided, however, that (i) each such assignment of an assigning Bank’s Commitment shall be of a constant, and not a varying, percentage of all of such Bank’s rights and obligations under this Agreement in respect of such Commitment, (ii) the amount of each such resulting Commitment, and applicable Advances of the assigning Bank (unless it is assigning all its Commitment) and the assignee Bank pursuant to each such assignment (determined as of the date of the Assignment with respect to such assignment) shall in no event be less than $10,000,000 for any applicable Commitment and shall be an integral multiple of $1,000,000 (unless each of the Borrower and the Administrative Agent consents; provided that 118 the Borrower shall have no such consent right if a Default has occurred and is continuing), (iii) each such assignment shall be to an Eligible Assignee, (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment, together with any Note or Notes subject to such assignment, and shall pay all legal and other expenses in respect of such assignment and (v) the assignor or the assignee shall pay to the Administrative Agent an assignment fee of $3,500 in connection with such assignment (which shall be waivable by the Administrative Agent in its sole discretion). Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment, which effective date shall be at least three (3) Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto for all purposes and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment, have the rights and obligations of a Bank hereunder and (B) such Bank thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment, relinquish its rights and be released from its obligations to lend under this Agreement (and, in the case of an Assignment covering all or the remaining portion of such Bank’s rights and obligations under this Agreement, such Bank shall cease to be a party hereto). (ba) Terms of Assignments. By executing and delivering an Assignment, the Bank thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto the matters set forth in paragraphs 2 and 3 of such Assignment. (cb) The Register. The Administrative Agent shall maintain at its address referred to on Schedule Iseparately provided in writing to the Borrower a copy of each Assignment delivered to and accepted by it and a register for the recordation of the names and addresses of the Banks and all Commitments of, and principal amount of all Advances and LC Disbursements owing to, each Bank from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent error, and the Borrower, the Guarantors, the Administrative Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Bank as a Defaulting Bank. The Register shall be available for inspection by the Borrower, the Guarantors or any Bank at any reasonable time and from time to time upon reasonable prior notice. (dc) Procedures. Upon its receipt of an Assignment executed by a Bank and an assignee pursuant to the terms of this Agreement, the Administrative Agent shall, if such Assignment has been completed and is in substantially the form of the attached Exhibit C, and otherwise in conformity with this Section 10.06, (i) accept such Assignment, (ii) record the information contained therein in the Register, and (iii) give prompt notice thereof to the Borrower and each Guarantor. Within five (5) Business Days after its receipt of such notice, the Borrower, at its own expense, shall, if the assignee shall so request, execute and deliver to the Administrative Agent, in exchange for any surrendered Note, a new Note to such assignee in an amount equal to the applicable Commitment assumed by it pursuant to such Assignment and, if such assigning Bank has retained any Commitment hereunder and so requests, a new Note to such Bank in an amount equal to the Commitment retained by it hereunder. Such new Notes 119 shall be dated the effective date of such Assignment and shall otherwise be in substantially the form of the attached Exhibit A. (ed) Participations. Each Bank may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (other than a Defaulting Bank) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of any of its Commitments, any Advances owing to it, and any Notes held by it), provided, however, that (i) such Bank’s obligations under this Agreement (including, without limitation, all of its Commitments to the Borrower hereunder) shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Bank shall remain the holder of any such Notes for all purposes of this Agreement, (iv) the Borrower, the Guarantors, the Administrative Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank’s rights and obligations under this Agreement and shall have no duties or responsibilities to the participant, (v) such Bank shall not require the participant’s consent to any matter under this Agreement, except for changes in the principal amount of such Bank’s Commitment, any Note payable to such Bank, in each case, in which the participant has an interest, reductions in such Bank’s fees or interest, in which the participant has an interest, the date any amount in which the participant has an interest is due to such Bank hereunder, or extending the applicable Termination Date, and (vi) such Bank shall give prompt notice to the Borrower of each such participation sold by such Bank. No participant shall have any rights under any provisions of any of the Credit Documents. Each Bank that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest hereunder or other obligations under the Credit Documents (the “Participant Register”); provided that no Bank shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Credit Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Bank shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (fe) Permitted Assignments. Notwithstanding any other provision set forth in this Agreement, any Bank may assign all or any portion of its rights under this Agreement (including, without limitation, rights to payments of principal and/or interest under any Notes held by it) to any subsidiary of such Bank or to any Federal Reserve Bank, without notice to or consent from the Borrower or the Administrative Agent, provided, however, that such Bank shall not be released from any of its obligations hereunder as a result of such assignment. (gf) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Bank hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment 120 shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Advances, calculated in accordance with the Defaulting Bank’s applicable Commitment, previously requested, required to be funded, but not funded by the Defaulting Bank, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Bank to the Administrative Agent or any Banks hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Advances in accordance with its applicable Commitment. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Bank hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Bank for all purposes of this Agreement until such compliance occurs. Section 10.07. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement, the Notes and the other Credit Documents shall be governed by, and construed in accordance with, the laws of the State of New York. (b) Each of the Banks and the Administrative Agent hereby irrevocably and unconditionally agrees that, notwithstanding the governing law provisions of any applicable Credit Document, any claims brought against the Administrative Agent by any Secured Party relating to this Agreement, any other Credit Document, the Collateral or the consummation or administration of the transactions contemplated hereby or thereby shall be construed in accordance with and governed by the law of the State of New York. (c) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Credit Document or the transactions relating hereto or thereto, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against the Administrative Agent or any of its Related Parties may only) be heard and determined in such Federal (to the extent permitted by law) or New York State court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Credit Document shall affect any right that the Administrative Agent, any Issuing Bank or any Bank may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower, any Loan Party or its properties in the courts of any jurisdiction. (d) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter 121 have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Credit Document in any court referred to in paragraph (c) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (e) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.02. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. Section 10.08. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Advance or participation in any LC Disbursement, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Bank holding such Advance or participation in accordance with applicable law, the rate of interest payable in respect of such Advance or participation hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Advance or participation but were not payable as a result of the operation of this Section 10.08 shall be cumulated and the interest and Charges payable to such Bank in respect of other Advances or participations or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Bank. Section 10.09. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Section 10.10. Survival of Agreements, Representations and Warranties, Etc. All warranties, representations and covenants made by the Borrower or the Guarantors or any officer of the Borrower or the Guarantors herein or in any certificate or other document delivered in connection with this Agreement shall be considered to have been relied upon by the Banks and shall survive the issuance and delivery of the Notes and the making of the Advances and issuance of Letters of Credit regardless of any investigation. The indemnities and other obligations of the Borrower contained in this Agreement, and the indemnities by the Banks in favor of the Administrative Agent and its officers, directors, employees and agents, will survive the repayment of the Advances, the expiration or termination of the Letters of Credit and the termination of this Agreement. Section 10.11. The Borrower’s Right to Apply Deposits. In the event that any Bank is placed in receivership or enters a similar proceeding, the Borrower may, to the full extent permitted by law, make any payment due to such Bank hereunder, to the extent of finally collected unrestricted deposits of the Borrower in U.S. Dollars held by such Bank, by giving notice to the Administrative Agent and such Bank directing such Bank to apply such deposits to such indebtedness. If the amount of such deposits is insufficient to pay such indebtedness then 122 due and owing in full, the Borrower shall pay the balance of such insufficiency in accordance with this Agreement. Section 10.12. Confidentiality. Each Bank and the Administrative Agent agree that they will not disclose without the prior consent of the Borrower and the Guarantors (other than to the Joint Lead Arrangers or any Bank and the affiliates, employees, agents, auditors, accountants, counsel, representatives or other professional advisors (legal or otherwise) of the Administrative Agent, the Joint Lead Arrangers or any Bank who have a contractual, fiduciary or professional duty to maintain the confidentiality of the information and not breach such duty) any information with respect to the Borrower or the Guarantors or their Subsidiaries which is furnished pursuant to this Agreement and which is not disclosed in an SEC Filing, a report to stockholders, a press release, or has otherwise become generally available to the public otherwise than through a breach hereof (the “Confidential Information”), provided that any Bank may disclose any such Confidential Information (a) as may be required or appropriate in any report, statement or testimony submitted to or required by any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Bank or submitted to or required or requested by the Board of Governors of the Federal Reserve System or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States of America or elsewhere) or their successors, (b) as may be required or appropriate in response to any summons or subpoena in connection with any litigation, (c) in order to comply with any law, order, regulation or ruling applicable to such Bank, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Credit Document or any action or proceeding relating to this Agreement or any other Credit Document or the enforcement of rights hereunder or thereunder; and (f) to an assignee or participant or prospective assignee or participant in connection with any contemplated transfer of any of the Notes or any interest therein by such Bank, provided that such assignee or participant or prospective assignee or participant executes an agreement with the Borrower and the Guarantors agreeing to comply with the provisions contained in this Section 10.12. In the event that the Administrative Agent or any Bank becomes legally compelled or otherwise obligated to disclose any of the Confidential Information (other than to regulatory or supervisory authorities having jurisdiction over such Bank) and unless otherwise prohibited by applicable laws or regulations, such Person will promptly, after obtaining knowledge of its obligation to disclose such information, provide the Borrower with notice so that the Borrower may seek a protective order or other appropriate remedy or waive compliance with this Section. In the event such protective order or other remedy is not obtained, such Person will furnish only that portion of the Confidential Information which it is advised by legal counsel is legally required and will exercise its best efforts to obtain reliable assurances that confidential treatment will be accorded the Confidential Information. In the event that compliance with this Section is waived by the Borrower, such Person may disclose any and all information at issue without liability to the Borrower, the Guarantors or any other Person. Notwithstanding the foregoing, the Administrative Agent and each Bank may, and the Borrower hereby authorizes the Administrative Agent and each Bank to, include references to the Borrower, its Subsidiaries and the Guarantors, and utilize any logo or other distinctive symbol associated with the Borrower, its Subsidiaries and the Guarantors, solely in connection with any advertising, promotion or marketing undertaken by the Administrative Agent or such Bank in the ordinary course of its business, or, subject to the Borrower’s prior review and approval of any such action by the Administrative Agent or such Bank (which approval shall not be unreasonably withheld), outside of the ordinary course of its business. Each of the Administrative Agent and 123 the Banks acknowledges that (a) it has no interest or right in any logo or other distinctive symbol associated with the Borrower, its Subsidiaries or the Guarantors, except for the limited right to use as expressly permitted by the preceding sentence, and no other rights of any kind are granted hereunder, by implication or otherwise, and (b) the Borrower, such Subsidiary or the Guarantors, as applicable, is the sole and exclusive owner of all right, title and interest in such logo or other distinctive symbol associated with the Borrower, its Subsidiaries or the Guarantors. For the avoidance of doubt, nothing in this Section 10.12 shall prohibit any Person from voluntarily disclosing or providing any Information within the scope of this confidentiality provision to any governmental, regulatory or self-regulatory organization (any such entity, a “Regulatory Authority”) to the extent that any such prohibition on disclosure set forth in this shall be prohibited by the laws or regulations applicable to such Regulatory Authority. Section 10.13. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Borrower, each Guarantor, the Administrative Agent, each Bank, each Issuing Bank and their respective successors and permitted assigns (including any Affiliate of an Issuing Bank that issues any Letter of Credit), except that the Borrower and the Guarantors shall not have the right to assign any of their respective rights hereunder or any interest herein without the prior written consent of the Banks. The rights of the Banks to assign this Agreement are set forth in and are subject to the provisions of Section 10.16. Section 10.14. Entire Agreement. This Agreement, the other Credit Documents and any separate letter agreements with respect to (i) fees payable to the Administrative Agent and (ii) the reductions of the Letter of Credit Commitment of any Issuing Bank constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 3.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Section 10.15. USA PATRIOT ACT. Each Bank that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Bank) hereby notifies the Borrower and each Guarantor that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, each Guarantor and their respective Subsidiaries, which information includes the name and address of the Borrower and other information that will allow such Bank or the Administrative Agent, as applicable, to identify the Borrower, each Guarantor and their respective Subsidiaries in accordance with the Act. The Borrower, each Guarantor and their respective Subsidiaries shall, promptly following a reasonable request by the Administrative Agent or any Bank, provide all documentation and other information that the Administrative Agent or such Bank requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act. Section 10.16. No Fiduciary Relationship. The Borrower and each Guarantor, on behalf of itself and its Subsidiaries, agrees that in connection with all aspects of the transactions 124 contemplated hereby and any communications in connection therewith, the Borrower, the Guarantors, the other Subsidiaries and their Affiliates, on the one hand, and the Administrative Agent, the Banks and their Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Administrative Agent, the Banks or their Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications. Section 10.17. Severability. If any provision of this Agreement or the other Credit Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Credit Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.17, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Bank shall be limited by any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited. Section 10.18. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. THE ADMINISTRATIVE AGENT, THE BORROWER AND EACH GUARANTOR HEREBY ACKNOWLEDGES THAT THE UNITED STATES ADDRESS DESIGNATED PURSUANT TO SECTION 10.02 SHALL BE SUCH PERSON’S ADDRESS FOR PURPOSES OF SERVICE OF PROCESS HEREUNDER. Section 10.19. Electronic Execution. Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Credit Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 10.02), certificate, request, statement, disclosure or authorization related to this Agreement, any other Credit Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed 125 counterpart of this Agreement, such other Credit Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Credit Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Banks shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent or any Bank, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower and each Loan Party hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Banks, the Borrower and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Credit Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (B) the Administrative Agent and each of the Banks may, at its option, create one or more copies of this Agreement, any other Credit Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (C) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Credit Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Credit Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (D) waives any claim against any Bank-Related Person for any Liabilities arising solely from the Administrative Agent’s and/or any Bank’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Borrower and/or any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. Section 10.20. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Bank that is an Affected Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the 126

Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Bank that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. Section 10.21. Acknowledgement Regarding Any Supported QFCs. To the extent that the Credit Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that 127

128 rights and remedies of the parties with respect to a Defaulting Bank shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 10.21, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). [The balance of this page has been intentionally left blank.]

Exhibit B Schedule VIII Commitments Bank Commitment Applicable Percentage JPMorgan Chase Bank, N.A. $200,000,000 20% Bank of America, N.A. $175,000,000 17.5% Wells Fargo Bank, National Association $175,000,000 17.5% Truist Bank $175,000,000 17.5% U.S. Bank National Association $175,000,000 17.5% Coöperative Rabobank U.A., New York Branch $100,000,000 10% Total $1,000,000,000.00 100% Letter of Credit Commitments Issuing Bank Letter of Credit Commitment JPMorgan Chase Bank, N.A. $17,000,000.00 Bank of America, N.A. $14,500,000.00 Wells Fargo Bank, National Association $14,500,000.00 Truist Bank $14,500,000.00 U.S. Bank National Association $14,500,000.00 Total $75,000,000.00